                                                                    Exhibit 10.2


                   -----------------------------------------
                   -----------------------------------------

                          SUN HEALTHCARE GROUP, INC.

                                    ISSUER,

                         THE GUARANTORS NAMED HEREIN,

                                      AND

                     U.S. BANK TRUST NATIONAL ASSOCIATION,

                                    TRUSTEE

                   -----------------------------------------

                                   INDENTURE

                            Dated as of May 4, 1998

                   -----------------------------------------

                                 $125,000,000*
                   9 3/8% Senior Subordinated Notes due 2008

                   -----------------------------------------
                   -----------------------------------------


---------------
    * Subject to increase to up to $150,000,000 in the event an over-allotment option is exercised

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
ARTICLE I

DEFINITIONS AND INCORPORATION BY REFERENCE. . . . . . . . . . . . . . . . . . 1
          SECTION 1.1.  Definitions . . . . . . . . . . . . . . . . . . . . . 1
          SECTION 1.2.  Incorporation by Reference of TIA. . . . . . . . . . 18
          SECTION 1.3.  Rules of Construction. . . . . . . . . . . . . . . . 19

ARTICLE II

THE SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
          SECTION 2.1.  Form and Dating. . . . . . . . . . . . . . . . . . . 20
          SECTION 2.2.  Execution and Authentication . . . . . . . . . . . . 20
          SECTION 2.3.  Registrar and Paying Agent . . . . . . . . . . . . . 21
          SECTION 2.4.  Paying Agent to Hold Assets in Trust . . . . . . . . 22
          SECTION 2.5.  Securityholder Lists . . . . . . . . . . . . . . . . 22
          SECTION 2.6.  Transfer and Exchange. . . . . . . . . . . . . . . . 22
          SECTION 2.7.  Replacement Securities . . . . . . . . . . . . . . . 28
          SECTION 2.8.  Outstanding Securities . . . . . . . . . . . . . . . 29
          SECTION 2.9.  Treasury Securities. . . . . . . . . . . . . . . . . 29
          SECTION 2.10. Temporary Securities . . . . . . . . . . . . . . . . 29
          SECTION 2.11. Cancellation . . . . . . . . . . . . . . . . . . . . 30
          SECTION 2.12. Defaulted Interest . . . . . . . . . . . . . . . . . 30
          SECTION 2.13. CUSIP Numbers. . . . . . . . . . . . . . . . . . . . 31
          SECTION 2.14. Offer to Purchase by Application of Excess
                           Proceeds. . . . . . . . . . . . . . . . . . . . . 31

ARTICLE III

REDEMPTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
          SECTION 3.1.  Right of Redemption. . . . . . . . . . . . . . . . . 34
          SECTION 3.2.  Notices to Trustee . . . . . . . . . . . . . . . . . 34
          SECTION 3.3.  Selection of Securities to Be Redeemed . . . . . . . 35
          SECTION 3.4.  Notice of Redemption . . . . . . . . . . . . . . . . 35
          SECTION 3.5.  Effect of Notice of Redemption . . . . . . . . . . . 36
          SECTION 3.6.  Deposit of Redemption Price. . . . . . . . . . . . . 36
          SECTION 3.7.  Securities Redeemed in Part. . . . . . . . . . . . . 37

ARTICLE IV

COVENANTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
          SECTION 4.1.  Payment of Securities. . . . . . . . . . . . . . . . 37
          SECTION 4.2.  Maintenance of Office or Agency. . . . . . . . . . . 37


                                       i

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                                                                            ----
          SECTION 4.3.  Limitation on Restricted Payments. . . . . . . . . . 38
          SECTION 4.4.  Corporate and Partnership Existence. . . . . . . . . 40
          SECTION 4.5.  Payment of Taxes and Other Claims. . . . . . . . . . 40
          SECTION 4.6.  Maintenance of Properties and Insurance. . . . . . . 40
          SECTION 4.7.  Compliance Certificate; Notice of Default. . . . . . 41
          SECTION 4.8.  Reports. . . . . . . . . . . . . . . . . . . . . . . 42
          SECTION 4.9.  Limitation on Status as Investment Company . . . . . 42
          SECTION 4.10. Limitation on Transactions with Affiliates . . . . . 42
          SECTION 4.11. Limitation on Incurrence of Additional
                          Indebtedness and Issuance of Preferred Stock . . . 43
          SECTION 4.12. Limitations on Dividends and Other Payment
                          Restrictions Affecting Subsidiaries. . . . . . . . 45
          SECTION 4.13. Limitations on Layering Indebtedness;
                          Redeemable Stock; Liens Securing Indebtedness. . . 46
          SECTION 4.14. Limitation on Sales of Assets and Subsidiary
                          Stock. . . . . . . . . . . . . . . . . . . . . . . 46
          SECTION 4.15. Waiver of Stay, Extension or Usury Laws. . . . . . . 48
          SECTION 4.16. Rule 144A Information Requirement. . . . . . . . . . 48
          SECTION 4.17. Limitations on Lines of Business . . . . . . . . . . 48

ARTICLE V

SUCCESSOR CORPORATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . 49
          SECTION 5.1.  Limitation on Merger, Sale or Consolidation. . . . . 49
          SECTION 5.2.  Successor Corporation Substituted. . . . . . . . . . 50

ARTICLE VI

EVENTS OF DEFAULT AND REMEDIES . . . . . . . . . . . . . . . . . . . . . . . 50
          SECTION 6.1.  Events of Default. . . . . . . . . . . . . . . . . . 50
          SECTION 6.2.  Acceleration of Maturity Date; Rescission
                          and Annulment. . . . . . . . . . . . . . . . . . . 52
          SECTION 6.3.  Collection of Indebtedness and Suits for
                        Enforcement by Trustee . . . . . . . . . . . . . . . 54
          SECTION 6.4.  Trustee May File Proofs of Claim . . . . . . . . . . 54
          SECTION 6.5.  Trustee May Enforce Claims Without Possession of
                          Securities . . . . . . . . . . . . . . . . . . . . 55
          SECTION 6.6.  Priorities . . . . . . . . . . . . . . . . . . . . . 55
          SECTION 6.7.  Limitation on Suits. . . . . . . . . . . . . . . . . 56
          SECTION 6.8.  Unconditional Right of Holders to Receive
                          Principal, Premium and Interest. . . . . . . . . . 56
          SECTION 6.9.  Rights and Remedies Cumulative . . . . . . . . . . . 57
          SECTION 6.10. Delay or Omission Not Waiver . . . . . . . . . . . . 57


                                       ii

                                                                            PAGE
                                                                            ----
          SECTION 6.11. Control by Holders . . . . . . . . . . . . . . . . . 57
          SECTION 6.12. Waiver of Existing or Past Default . . . . . . . . . 58
          SECTION 6.13. Undertaking for Costs. . . . . . . . . . . . . . . . 58
          SECTION 6.14. Restoration of Rights and Remedies . . . . . . . . . 58

ARTICLE VII

TRUSTEE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 59
          SECTION 7.1.  Duties of Trustee. . . . . . . . . . . . . . . . . . 59
          SECTION 7.2.  Rights of Trustee. . . . . . . . . . . . . . . . . . 60
          SECTION 7.3.  Individual Rights of Trustee . . . . . . . . . . . . 61
          SECTION 7.4.  Trustee's Disclaimer . . . . . . . . . . . . . . . . 61
          SECTION 7.5.  Notice of Default. . . . . . . . . . . . . . . . . . 62
          SECTION 7.6.  Reports by Trustee to Holders. . . . . . . . . . . . 62
          SECTION 7.7.  Compensation and Indemnity . . . . . . . . . . . . . 62
          SECTION 7.8.  Replacement of Trustee . . . . . . . . . . . . . . . 63
          SECTION 7.9.  Successor Trustee by Merger, Etc. . . . . . . . . .. 64
          SECTION 7.10. Eligibility; Disqualification. . . . . . . . . . . . 64
          SECTION 7.11. Preferential Collection of Claims Against Company. . 64

ARTICLE VIII

DISCHARGE; LEGAL DEFEASANCE AND COVENANT DEFEASANCE. . . . . . . . . . . . . 65
          SECTION 8.1.  Discharge; Option to Effect Legal Defeasance or
                          Covenant Defeasance. . . . . . . . . . . . . . . . 65
          SECTION 8.2.  Legal Defeasance and Discharge . . . . . . . . . . . 65
          SECTION 8.3.  Covenant Defeasance. . . . . . . . . . . . . . . . . 66
          SECTION 8.4.  Conditions to Legal or Covenant Defeasance . . . . . 66
          SECTION 8.5.  Deposited Cash and U.S. Government Obligations to be
                          Held in Trust; Other Miscellaneous Provisions. . . 67
          SECTION 8.6.  Repayment to the Company . . . . . . . . . . . . . . 68
          SECTION 8.7.  Reinstatement. . . . . . . . . . . . . . . . . . . . 68

ARTICLE IX

AMENDMENTS, SUPPLEMENTS AND WAIVERS. . . . . . . . . . . . . . . . . . . . . 69
          SECTION 9.1.  Supplemental Indentures Without Consent of
                          Holders. . . . . . . . . . . . . . . . . . . . . . 69
          SECTION 9.2.  Amendments, Supplemental Indentures and Waivers
                          with Consent of Holders. . . . . . . . . . . . . . 70
          SECTION 9.3.  Compliance with TIA. . . . . . . . . . . . . . . . . 71
          SECTION 9.4.  Revocation and Effect of Consents. . . . . . . . . . 71


                                       iii

                                                                            PAGE
                                                                            ----
          SECTION 9.5.  Notation on or Exchange of Securities. . . . . . . . 72
          SECTION 9.6.  Trustee to Sign Amendments, Etc. . . . . . . . . . . 72
          SECTION 9.7.  Agreement by Representative Under the Credit
                          Agreement. . . . . . . . . . . . . . . . . . . . . 72

ARTICLE X

RESERVED . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 73

ARTICLE XI

RIGHT TO REQUIRE REPURCHASE. . . . . . . . . . . . . . . . . . . . . . . . . 73
          SECTION 11.1. Repurchase of Securities at Option of the Holder
                          Upon a Change of Control . . . . . . . . . . . . . 73

ARTICLE XII

GUARANTEE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 76
          SECTION 12.1. Guarantee. . . . . . . . . . . . . . . . . . . . . . 76
          SECTION 12.2. Execution and Delivery of Guarantee. . . . . . . . . 77
          SECTION 12.3. Certain Bankruptcy Events. . . . . . . . . . . . . . 78
          SECTION 12.4. Limitation on Merger, Consolidation, Etc. of
                          Guarantors; Release of Certain Guarantors. . . . . 78
          SECTION 12.5. Future Guarantors. . . . . . . . . . . . . . . . . . 78

ARTICLE XIII

SUBORDINATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 79
          SECTION 13.1.  Securities Subordinated to Senior Debt. . . . . . . 79
          SECTION 13.2.  No Payment on Securities in Certain
                           Circumstances . . . . . . . . . . . . . . . . . . 80
          SECTION 13.3.  Securities Subordinated to Prior Payment of All
                           Senior Debt on Dissolution, Liquidation or
                           Reorganization. . . . . . . . . . . . . . . . . . 81
          SECTION 13.4.  Securityholders to Be Subrogated to Rights of
                           Holders of Senior Debt. . . . . . . . . . . . . . 82
          SECTION 13.5.  Obligations of the Company and the Guarantors
                           Unconditional . . . . . . . . . . . . . . . . . . 82
          SECTION 13.6.  Trustee Entitled to Assume Payments Not
                           Prohibited in Absence of Notice . . . . . . . . . 83
          SECTION 13.7.  Application by Trustee of Assets Deposited with
                           It. . . . . . . . . . . . . . . . . . . . . . . . 83
          SECTION 13.8.  Subordination Rights Not Impaired by Acts or
                           Omissions of the Company, the Guarantors or
                           Holders of Senior Debt. . . . . . . . . . . . . . 84


                                       iv

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                                                                            ----
          SECTION 13.9.  Securityholders Authorize Trustee to Effectuate
                           Subordination of Securities . . . . . . . . . . . 84
          SECTION 13.10. Right of Trustee to Hold Senior Debt. . . . . . . . 84
          SECTION 13.11. Article XIII Not to Prevent Events of Default . . . 85
          SECTION 13.12. No Fiduciary Duty of Trustee to Holders of
                           Senior Debt . . . . . . . . . . . . . . . . . . . 85

ARTICLE XIV

MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 85
          SECTION 14.1.  TIA Controls. . . . . . . . . . . . . . . . . . . . 85
          SECTION 14.2.  Notices . . . . . . . . . . . . . . . . . . . . . . 85
          SECTION 14.3.  Communications by Holders with Other Holders. . . . 86
          SECTION 14.4.  Certificate and Opinion as to Conditions
                           Precedent . . . . . . . . . . . . . . . . . . . . 87
          SECTION 14.5.  Statements Required in Certificate or Opinion . . . 87
          SECTION 14.6.  Rules by Trustee, Paying Agent, Registrar . . . . . 87
          SECTION 14.7.  Legal Holidays. . . . . . . . . . . . . . . . . . . 88
          SECTION 14.8.  Governing Law . . . . . . . . . . . . . . . . . . . 88
          SECTION 14.9.  No Adverse Interpretation of Other Agreements . . . 88
          SECTION 14.10. No Recourse Against Others. . . . . . . . . . . . . 88
          SECTION 14.11. Successors. . . . . . . . . . . . . . . . . . . . . 89
          SECTION 14.12. Duplicate Originals . . . . . . . . . . . . . . . . 89
          SECTION 14.13. Severability. . . . . . . . . . . . . . . . . . . . 89
          SECTION 14.14. Table of Contents, Headings, Etc. . . . . . . . . . 89
          SECTION 14.15. Qualification of Indenture. . . . . . . . . . . . . 89
          SECTION 14.16. Registration Rights . . . . . . . . . . . . . . . . 90
SIGNATURES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 91

EXHIBIT A
[FORM OF SECURITY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .A-1


                                CROSS-REFERENCE TABLE

  TIA                                                              INDENTURE
SECTION                                                             SECTION
-------                                                            ---------
310(a)(1). . . . . . . . . . . . . . . . . . . . . . . . . . . .      7.10
   (a)(2). . . . . . . . . . . . . . . . . . . . . . . . . . . .      7.10
   (a)(3). . . . . . . . . . . . . . . . . . . . . . . . . . . .      N.A.
   (a)(4). . . . . . . . . . . . . . . . . . . . . . . . . . . .      N.A.
   (a)(5). . . . . . . . . . . . . . . . . . . . . . . . . . . .      7.10
   (b)   . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7.8
         . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7.10;
         . . . . . . . . . . . . . . . . . . . . . . . . . . . .      14.2
   (c)   . . . . . . . . . . . . . . . . . . . . . . . . . . . .      N.A.
311(a)   . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7.11
   (b)   . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7.11
   (c)   . . . . . . . . . . . . . . . . . . . . . . . . . . . .      N.A.
312(a)   . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2.5
   (b)   . . . . . . . . . . . . . . . . . . . . . . . . . . . .      14.3
   (c)   . . . . . . . . . . . . . . . . . . . . . . . . . . . .      14.3
313(a)   . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7.6
   (b)(1). . . . . . . . . . . . . . . . . . . . . . . . . . . .      N.A.
   (b)(2). . . . . . . . . . . . . . . . . . . . . . . . . . . .      7.6
   (c)   . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7.6;
         . . . . . . . . . . . . . . . . . . . . . . . . . . . .      14.2
   (d)   . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7.6
314(a)   . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4.7(a);
         . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4.8;
         . . . . . . . . . . . . . . . . . . . . . . . . . . . .      12.2
   (b)   . . . . . . . . . . . . . . . . . . . . . . . . . . . .      N.A.
   (c)(1). . . . . . . . . . . . . . . . . . . . . . . . . . . .      2.2;
         . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7.2;
         . . . . . . . . . . . . . . . . . . . . . . . . . . . .      12.2
   (c)(2). . . . . . . . . . . . . . . . . . . . . . . . . . . .      7.2;
         . . . . . . . . . . . . . . . . . . . . . . . . . . . .      12.2
   (c)(3). . . . . . . . . . . . . . . . . . . . . . . . . . . .      N.A.
   (d)   . . . . . . . . . . . . . . . . . . . . . . . . . . . .      N.A.
   (e)   . . . . . . . . . . . . . . . . . . . . . . . . . . . .      14.5
   (f)   . . . . . . . . . . . . . . . . . . . . . . . . . . . .      N.A.


                                      vi


  TIA                                                              INDENTURE
SECTION                                                             SECTION
-------                                                            ---------
315(a)   . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7.1(b)
   (b)   . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7.5;
         . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7.6;
         . . . . . . . . . . . . . . . . . . . . . . . . . . . .      14.2
   (c)   . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7.1(a)
   (d)   . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6.11;
         . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7.1(b),
         . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (c)
   (e)   . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6.13
316(a)(last sentence). . . . . . . . . . . . . . . . . . . . . .      2.9
   (a)(1)(A) . . . . . . . . . . . . . . . . . . . . . . . . . .      6.11
   (a)(1)(B) . . . . . . . . . . . . . . . . . . . . . . . . . .      6.12
   (a)(2). . . . . . . . . . . . . . . . . . . . . . . . . . . .      N.A.
   (b)   . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6.12;
         . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6.7
317(a)(1). . . . . . . . . . . . . . . . . . . . . . . . . . . .      6.3
   (a)(2). . . . . . . . . . . . . . . . . . . . . . . . . . . .      6.4
   (b)   . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2.4


__________

N.A. means Not Applicable
Note: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of this Indenture.

          INDENTURE, dated as of May 4, 1998, by and among Sun Healthcare Group, Inc., a Delaware corporation (the "COMPANY"), the Guarantors referred to below and U.S. Bank Trust National Association, as trustee (the "Trustee").

          Each party hereto agrees as follows for the benefit of each other party and for the equal and ratable benefit of the Holders of the Company's 9 3/8% Series A Senior Subordinated Notes due 2008 and the class of 9 3/8% Series B Senior Subordinated Notes due 2008 to be exchanged for the 9 3/8% Series A Senior Subordinated Notes due 2008:


                                      ARTICLE I

                      DEFINITIONS AND INCORPORATION BY REFERENCE

          SECTION 1.1.  DEFINITIONS.

          "ACQUIRED DEBT" means, with respect to any specified Person, (i) Indebtedness of any other Person existing at the time such other Person is merged with or into or became a Subsidiary of such specified Person, including, without limitation, Indebtedness incurred in connection with, or in contemplation of, such other Person merging with or into or becoming a Subsidiary of such specified Person, and (ii) Indebtedness secured by a Lien encumbering any asset acquired by such specified Person.

          "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; PROVIDED that beneficial ownership of 10% or more of the voting securities of a Person shall be deemed to be control.

          "AGENT" means any Registrar, Paying Agent or co-Registrar.

          "APPROVED JURISDICTION" means the United States of America, Canada, the United Kingdom and any other member nation of the Organization for Economic Development and Cooperation.

          "ASSET SALE" means (i) the sale, lease, conveyance or other disposition of any assets, including, without limitation, by way of a sale and leaseback or by merger or consolidation (PROVIDED that the sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole will be governed by the Section
5.1 or 11.1 and not by Section 4.14), and (ii) the issuance or sale by the Company or any of its Subsidiaries of Equity Interests of any of the Company's Subsidiaries, in the case of either clause

(i) or (ii), whether in a single transaction or a series of related transactions (a) that have a fair market value in excess of $5 million or (b) for Net Proceeds in excess of $5 million. Notwithstanding the foregoing: (a) a transfer of assets by the Company to a Subsidiary or by a Subsidiary to the Company or to another Subsidiary, (b) an issuance of Equity Interests by a Subsidiary to the Company or to another Subsidiary, and (c) a Nursing Facility Swap will not be deemed to be an Asset Sale.

          "ASSET SALE OFFER" shall have the meaning specified in Section 4.14.

          "ASSET SALE PAYMENT" shall have the meaning specified in Section 4.14.

          "BANKRUPTCY LAW" means Title 11, U.S. Code, or any similar Federal, state or foreign law for the relief of debtors.

          "BOARD OF DIRECTORS" means, with respect to any Person, the board of directors of such Person or any committee of the board of directors of such Person authorized, with respect to any particular matter, to exercise the power of the board of directors of such Person.

          "BOARD RESOLUTION" means, with respect to any Person, a duly adopted resolution of the Board of Directors of such Person.

          "BUSINESS DAY" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close.

          "CAPITAL LEASE OBLIGATION" means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at such time be required to be capitalized on a balance sheet in accordance with GAAP.

          "CAPITAL STOCK" means (i) in the case of a corporation, corporate stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership, partnership interests (whether general or limited) and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

          "CAREERSTAFF COMPANY" means (i) CareerStaff Unlimited, Inc., a Delaware corporation and a Wholly Owned Subsidiary of the Company, and its direct and indirect Wholly Owned Subsidiaries (collectively, "CareerStaff Unlimited") so long as such persons conduct no material business except acquiring, holding or selling equity or other interests in other CareerStaff Companies or (ii) any Subsidiary of the Company (a) in which CareerStaff Unlimited is the general partner, (b) which is no less than 5% and no more than 10% owned by persons that are not Affiliates of the Company and (c) substantially all of whose business consists of temporary therapy staffing.

          "CASH EQUIVALENTS" means (i) United States dollars, (ii) securities issued or directly and fully guaranteed or insured by the government of an Approved Jurisdiction or any agency or instrumentality thereof having maturities of not more than one year from the date of acquisition, (iii) certificates of deposit with maturities of one year or less from the date of acquisition, bankers' acceptances (or, with respect to foreign banks, similar instruments) with maturities not exceeding one year and overnight bank deposits, in each case with any domestic commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia, or any United States branch of a foreign bank having at the date of acquisition thereof combined capital and surplus of not less than $500 million, (iv) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (ii) and (iii) above entered into with any financial institution meeting the qualifications specified in clause (iii) above, (v) commercial paper having the highest rating obtainable from Moody's or S&P and in each case maturing within one year after the date of acquisition, and
(vi) investments in money market funds which invest substantially all their assets in securities of the types described in the foregoing clauses (i) through
(v).

          "CHANGE OF CONTROL" means the occurrence of any of the following:
(i) the sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole to any Person or group (as such term is used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) other than to a Person or group who, prior to such transaction, held a majority of the voting power of the voting stock of the Company, (ii) the acquisition by any Person or group (as defined above) of a direct or indirect interest in more than 50% of the voting power of the voting stock of the Company, by way of merger or consolidation or otherwise, or (iii) the first day on which a majority of the members of the Board of Directors of the Company are not Continuing Directors.

          "CHANGE OF CONTROL OFFER" shall have the meaning specified in
Section 11.1.

          "CHANGE OF CONTROL PAYMENT" shall have the meaning specified in
Section 11.1.

          "CHANGE OF CONTROL PAYMENT DATE" shall have the meaning specified in
Section 11.1.

          "CODE" means the Internal Revenue Code of 1986, as amended.

          "COMMENCEMENT DATE" shall have the meaning specified in Section 2.14.

          "COMPANY" means the party named as such in this Indenture until a successor replaces it pursuant to this Indenture, and thereafter means such successor.

          "CONSOLIDATED CASH FLOW" means, with respect to any Person for any period, the Consolidated Net Income of such Person for such period plus, without duplication, the sum of (i) provision for taxes based on income or profits of such Person and its Subsidiaries for such period, to the extent such provision for taxes was included in computing such Consolidated Net Income, (ii) the Fixed Charges of such Person and its Subsidiaries for such period, to the extent that such Fixed Charges were deducted in computing such Consolidated Net Income, (iii) depreciation and amortization (including amortization of goodwill and other intangibles) of such Person and its Subsidiaries for such period to the extent that such depreciation and amortization were deducted in computing such Consolidated Net Income, and (iv) other non-cash items of such Person and its Subsidiaries for such period to the extent such non-cash items were deducted in computing such Consolidated Net Income, less the amount of all cash payments made by such person or any of its Subsidiaries during such period to the extent such payments relate to non-cash charges that were added back in determining Consolidated Cash Flow for such period or any prior period, in each case on a consolidated basis and determined in accordance with GAAP. Notwithstanding the foregoing, the provision for taxes on the income or profits of, the depreciation and amortization of, and the other non-cash items of, a Subsidiary of the referent Person shall be added to Consolidated Net Income to compute Consolidated Cash Flow only to the extent (and in the same proportion) that the Net Income of such Subsidiary was included in calculating the Consolidated Net Income of such Person and only if a corresponding amount would be permitted at the date of determination to be dividended to the Company by such Subsidiary without prior approval (that has not been obtained), pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules and governmental regulations applicable to that Subsidiary or its stockholders.

          "CONSOLIDATED NET INCOME" means, with respect to any Person for any period, the aggregate of the Net Income of such Person and its Subsidiaries for such period, on a consolidated basis; PROVIDED that (i) the Net Income, if positive, of any Person that is not a Subsidiary or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid in cash to the referent Person or a Wholly Owned Subsidiary thereof, but in any case not in excess of such Person's pro rata share of such Person's Net Income for such period, (ii) the Net Income, if positive, of any Subsidiary shall be excluded to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that Net Income is not at the date of determination permitted without any prior governmental approval (that has not been obtained) or, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary or its stockholders, (iii) the Net Income of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded and (iv) the cumulative effect of a change in accounting principles shall be excluded.

          "CONSOLIDATED NET WORTH" means, with respect to any Person as of any date, the sum of (i) the consolidated equity of the common stockholders of such Person and its consolidated Subsidiaries as of such date plus (ii) the respective amounts reported on such Person's balance sheet as of such date with respect to any series of Preferred Stock (other than Redeemable Stock), less all write-ups (other than write-ups resulting from foreign currency translations and write-ups of tangible assets of a going concern business made in accordance with GAAP as a result of the acquisition of such business) subsequent to the date of this Indenture in the book value of any asset owned by such Person or a consolidated Subsidiary of such Person, and excluding the cumulative effect of a change in accounting principles, all as determined in accordance with GAAP.

          "CONTINUING DIRECTORS" means, as of any date of determination, any member of the Board of Directors of the Company who (i) was a member of such Board of Directors on the date of this Indenture or (ii) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.

          "CORPORATE TRUST OFFICE" means the office of the Trustee in the Borough of Manhattan, The City of New York.

          "COVENANT DEFEASANCE" shall have the meaning specified in Section 8.3.

          "CREDIT AGREEMENT" means that certain Credit Agreement, dated as of October 8, 1997, and as amended by the First Amendment thereto dated November 12, 1997 and the Second Amendment thereto dated March 27, 1997, by and among the Company and NationsBank of Texas, N.A. and the other banks that are parties thereto, providing for availability of up to $1.2 billion of loans to the Company in the following components: (a) a revolving credit facility of up to $500.0 million and (b) three term loans in the amounts of $200.0 million, $250.0 million and $250.0 million, respectively, including any related notes, collateral documents, instruments and agreements executed in connection therewith, and in each case as amended, increased, modified, extended, renewed, refunded, replaced or refinanced, in whole or in part, from time to time.

          "CUSTODIAN" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

          "DEFAULT" means any event or condition that is or with the passage of time or the giving of notice or both would be an Event of Default.

          "DEFAULTED INTEREST" shall have the meaning specified in Section 2.12.

          "DEFEASANCE TRUST" shall have the meaning specified in Section 8.4.

          "DEFINITIVE SECURITIES" means Securities that are in the form of Security attached hereto as Exhibit A that do not include the information called for by footnotes 3 and 6 thereof.

          "DEPOSITORY" means, with respect to the Securities issuable or issued in whole or in part in global form, the person specified in Section 2.3 as the Depository with respect to the Securities, until a successor shall have been appointed and become such pursuant to the applicable provision of this Indenture, and, thereafter, "Depository" shall mean or include such successor.

          "EQUITY INTERESTS" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

          "EVENT OF DEFAULT" shall have the meaning specified in Section 6.1.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC thereunder.

          "EXCHANGE SECURITIES" means the 9 3/8% Series B Senior Subordinated Notes due 2008, as supplemented from time to time in accordance with the terms hereof, to be issued pursuant to this Indenture in connection with the offer to exchange Securities for the Initial Securities that may be made by the Company and the Guarantors pursuant to the Registration Rights Agreement that contains the information referred to in footnotes 1 and 2 to the form of Security attached hereto as Exhibit A.

          "EXISTING INDEBTEDNESS" means Indebtedness of the Company and its Subsidiaries in existence on the date of this Indenture, until such amounts are repaid.

          "FIXED CHARGE COVERAGE RATIO" means with respect to any Person for any period, the ratio of the Consolidated Cash Flow of such Person for such period to the Fixed Charges of such Person for such period. In the event that such Person or any of its Subsidiaries incurs, assumes, guarantees, redeems or repays any Indebtedness (other than revolving credit borrowings) or issues or redeems Preferred Stock subsequent to the commencement of the period for which the Fixed Charge Coverage Ratio is being calculated but prior to the date on which the event for which the calculation of the Fixed Charge Coverage Ratio is made (the "Calculation Date"), then the Fixed Charge Coverage Ratio shall be calculated giving pro forma effect to such incurrence, assumption, guarantee, redemption or repayment of Indebtedness, or such issuance or redemption of Preferred Stock, as if the same had occurred at the beginning of the applicable Reference Period.
In addition, for purposes of making the computation referred to above, (i) acquisitions that have been made by the Company or any of its Subsidiaries, including through mergers or consolidations and including any related financing transactions, during the Reference Period or subsequent to such Reference Period and on or prior to the Calculation Date shall be deemed to have occurred on the first day of the Reference Period, and (ii) the Consolidated Cash Flow and Fixed Charges attributable to operations or businesses disposed of prior to the Calculation Date shall be excluded (but in the case of Fixed Charges, only to the extent that the obligations giving rise to such Fixed Charges would no longer be obligations contributing to such Person's Fixed Charges subsequent to the Calculation Date).

          "FIXED CHARGES" means, with respect to any Person for any period, the sum (without duplication and determined in each case in accordance with GAAP) of
(i) the consolidated interest expense of such Person and its Subsidiaries for such period, whether paid or accrued (including, without limitation, amortization of original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease Obligations, commissions, discounts and other fees and charges incurred in respect of letters of credit or bankers' acceptance financings, and net payments (if any) pursuant to Hedging Obligations) and (ii) the consolidated interest expense of such Person and its Subsidiaries that was capitalized during such period, and
(iii) interest under any guarantee by such Person or any of its Subsidiaries of Indebtedness of any other Person in the amount of interest attributable to the Indebtedness guaranteed and (iv) the product of (a) all cash dividend payments (and non-cash dividend payments in the case of a Person that is a Subsidiary) on any series of Preferred Stock of such Person or any of its Subsidiaries, times (b) a fraction, the numerator of which is one and the denominator of which is one minus the then current combined federal, state and local statutory tax rate of such Person, expressed as a decimal, in each case, on a consolidated basis and in accordance with GAAP; PROVIDED that in the event any cash dividend payment is deductible for federal, state and/or local tax purposes, the amount of the tax deduction relating to such cash dividend payment for such period shall be subtracted from the Fixed Charges for such Person for such period.

          "FOREIGN COMPANIES" means any Subsidiary of the Company which (i) is not organized under the laws of the United States, any state thereof or the District of Columbia and (ii) conducts substantially all of its business operations in a country other than the United States of America.

          "FUTURE SUBSIDIARY GUARANTOR" shall have the meaning specified in
Section 12.5.

          "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, applied on a consistent basis and as in effect from time to time.

          "GLOBAL SECURITY" means a Security that contains the information referred to in footnotes 3 and 8 to the form of Security attached hereto as Exhibit A.

          "GUARANTEE" means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner (including, without limitation, letters of credit and reimbursement agreements in respect thereof), of all or any part of any Indebtedness.

          "GUARANTEE" shall have the meaning provided in Section 12.1.

          "GUARANTORS" means (i) the Present Subsidiary Guarantors and (ii) any Future Subsidiary Guarantors that become Guarantors pursuant to the terms of this Indenture, but excluding (a) any Persons whose Guarantees have been released pursuant to the terms of this Indenture.

          "HEDGING OBLIGATIONS" means, with respect to any Person, the obligations of such Person under (i) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, (ii) foreign exchange contracts or currency swap agreements and (iii) other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency values.

          "HOLDER" or "SECURITYHOLDER" means the Person in whose name a Security is registered on the Registrar's books.

          "INCUR" or "INCUR" shall have the meaning specified in Section 4.11 of this Indenture.

          "INDEBTEDNESS" means, with respect to any Person, without duplication,
(i) any Redeemable Stock of such Person, (ii) any liabilities and obligations of such Person, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof) or bankers' acceptances or representing Capital Lease Obligations or the balance deferred and unpaid of the purchase price of any property or representing any Hedging Obligations, except any such balance that constitutes an accrued expense or trade payable, if and to the extent any of the foregoing indebtedness (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, (iii) all liabilities and obligations of any other Person secured by a Lien on any asset of such Person, whether or not such indebtedness is assumed by such Person (the amount thereof being deemed to equal such asset's fair market value), and (iv) to the extent not otherwise included, the guarantee by such Person of any liabilities or obligations of any other Person of the kind described in the preceding clauses
(i)-(iii).

          "INDENTURE" means this Indenture, as amended or supplemented from time to time in accordance with the terms hereof.

          "INITIAL PURCHASERS" means Bear, Stearns & Co. Inc., Donaldson, Lufkin & Jenrette Securities Corporation, J.P. Morgan Securities Inc., NationsBanc Montgomery Securities LLC and Schroder & Co Inc., severally, and not jointly.

          "INITIAL SECURITIES" means the 9 3/8% Series A Senior Subordinated Notes due 2008, as supplemented from time to time in accordance with the terms hereof, issued under this Indenture that contains the information referred to in footnotes 1, 2, 4, 5, 6, 7 and 9 to the form of Security attached hereto as Exhibit A.

          "INTEREST PAYMENT DATE" means the stated due date of an installment of interest on the Securities.

          "INVESTMENT" by any Person in any other Person means (without duplication) (i) the acquisition (whether by purchase, merger, consolidation or otherwise) by such Person (whether for cash, property, services, securities or otherwise) of capital stock, bonds, note s, debentures, partnership or other ownership interests or other securities, including any options or warrants, of such other Person or any agreement to make any such acquisition; (ii) the making by such Person of any deposit with, or advance, loan or other extension of credit to, such other Person (including the purchase of property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such property to such other Person) or any commitment to make any such advance, loan or extension (but excluding accounts receivable or deposits arising in the ordinary course of business); and (iii) other than guarantees of Indebtedness of the Company or any Subsidiary to the extent permitted by Section 4.11, the entering into by such Person of any guarantee of, or other credit support or contingent obligation with respect to, Indebtedness or other liability of such other Person; PROVIDED THAT Investments shall not be deemed to include extensions of trade credit by such Person or any of its Subsidiaries on commercially reasonable terms in accordance with normal trade practices of such Person or such Subsidiary, as the case may be.

          "ISSUE DATE" means the date of the first issuance of the Securities under this Indenture.

          "JUNIOR SECURITY" means any Qualified Equity Interests and any Indebtedness of the Company or a Guarantor, as applicable, that is subordinated in right of payment to Senior Debt at least to the same extent as the Securities or the Guarantee, as applicable, and has no scheduled installment of principal due, by redemption, sinking fund payment or otherwise, on or prior to the Maturity Date.

          "LEGAL DEFEASANCE" shall have the meaning specified in Section 8.2.

          "LEGAL HOLIDAY" shall have the meaning specified in Section 13.7.

          "LIEN" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset given to secure Indebtedness, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction with respect to any such lien, pledge, charge or security interest).

          "LIQUIDATED DAMAGES" means such liquidated damages as defined in the Registration Rights Agreement.

          "MATURITY DATE" means, when used with respect to any Security, the date specified on such Security as the fixed date on which the final installment of principal of such Security is due and payable (in the absence of any acceleration thereof pursuant to the provisions of this Indenture regarding acceleration of Indebtedness or any Change of Control Offer or Offer to Purchase).

          "MAXIMUM SENIOR REVOLVING DEBT" means Senior Revolving Debt pursuant to the Credit Agreement in an aggregate principal amount at any time outstanding (with letters of credit being deemed to have a principal amount equal to the maximum potential reimbursement obligation of the Company or any such Subsidiary with respect thereto), and including any Permitted Refinancing Indebtedness incurred to extend, renew, refinance, defease or refund any such Indebtedness, incurred under clause (i)(a) of Section 4.11, not to exceed an amount equal to $500.0 million.

          "MAXIMUM SENIOR TERM DEBT" means loans outstanding with respect to any term loan facilities contained in the Credit Agreement in an aggregate principal amount at any time outstanding (with letters of credit being deemed to have a principal amount equal to the maximum potential reimbursement obligation of the Company or any such Subsidiary with respect thereto), and including any Permitted Refinancing Indebtedness incurred to extend, renew, refinance, defease or refund any such Indebtedness, incurred under clause (i)(b) of Section 4.11, not to exceed an amount equal to $400.0 million.

          "MOODY'S" means Moody's Investors Services, Inc. and its successors.

          "NET INCOME" means, with respect to any Person, the consolidated net income (loss) of such Person, determined in accordance with GAAP, excluding, however, the effect of any extraordinary or other material non-recurring gain or loss outside the ordinary course of business (including without limitation any gain from the sale or other disposition of assets outside of the ordinary course of business or from the issuance or sale of any Equity Interests), together with any related provision for taxes on such extraordinary or other material non-recurring gain or loss.

          "NET PROCEEDS" means the aggregate cash or Cash Equivalent proceeds received by the Company or any of its Subsidiaries in respect of any Asset Sale, net of the direct costs relating to such Asset Sale (including, without limitation, legal, accounting and investment banking fees, and sales commissions) and any other expenses incurred or to be incurred by the Company or a Subsidiary as a direct result of the sale of such assets (including, without limitation, severance, relocation, lease termination and other similar expenses), taxes actually paid or due and payable as a result thereof in the year of sale or the immediately following year (after taking into account the application of deductions, net operating losses and other tax attributes), amounts required to be applied to the repayment of Indebtedness (other than Subordinated Indebtedness) secured by a Lien on the asset or assets that were the subject of such Asset Sale, any reserve for adjustment in respect of the sale price of such asset or assets established in accordance with GAAP and all distributions and other payments required to be made and actually made to minority interests holders in Subsidiaries as a result of such Asset Sale; PROVIDED, that if the instrument or agreement governing such Asset Sale requires the transferor to maintain a portion of the purchase price in escrow (whether as a reserve for adjustment of the purchase price or otherwise) or to provide for indemnification of the transferee for specified liabilities in maximum specified amount, the portion of the cash or Cash Equivalents that is actually placed in escrow or segregated and set aside by the transferor for such indemnification obligations shall not be deemed to be Net Proceeds until the escrow terminates or the transferor ceases to segregate and set aside such funds, in whole or in part, and then only to the extent of the proceeds released from escrow to the transferor or that are no longer segregated and set aside by the transferor.

          "NON-CASH CONSIDERATION" means any non-cash or non-Cash Equivalent consideration received by the Company or a Subsidiary of the Company in connection with an Asset Sale and any non-cash or non-Cash Equivalent consideration received by the Company or any of its Subsidiaries upon disposition thereof.

          "NON-QUALIFIED ASSET SALE" means an Asset Sale in which the Non-Cash Consideration received by the Company and its Subsidiaries exceeds 20% of the total consideration received in connection with such Asset Sale calculated in accordance with clause (x), but not clause (y), of the proviso to the first sentence of Section 4.14.

          "NURSING FACILITY" means a nursing facility, hospital, outpatient clinic, assisted living center, hospice, long-term care facility, subacute care facility or other facility that is used or useful in the provision of healthcare services.

          "NURSING FACILITY SWAP" means an exchange of assets by the Company or one or more Subsidiaries of the Company or of the Equity Interests of a Subsidiary for one or more Nursing Facilities and/or one or more Related Businesses or of the Equity Interests of any Person owning one or more Nursing Facilities and/or one or more Related Businesses.

          "OBLIGATIONS" means any principal, premium, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

          "OFFER AMOUNT" shall have the meaning specified in Section 2.14.

          "OFFER PERIOD" shall have the meaning specified in Section 2.14.

          "OFFICER" means, with respect to the Company or any Guarantor, the Chief Executive Officer, the President, any Vice President, the Chief Financial Officer, the Treasurer, the Controller, the Secretary or the Assistant Secretary of the Company or such Guarantor.

          "OFFICERS' CERTIFICATE" means, with respect to the Company or such Guarantor, a certificate signed by two Officers or by an Officer and an Assistant Secretary of the Company or such Guarantor and otherwise complying with the requirements of Sections 14.4 and 14.5.

          "OPINION OF COUNSEL" means a written opinion from legal counsel who is reasonably acceptable to the Trustee complying with the requirements of Sections
14.4 and 14.5.

          "PAYING AGENT" shall have the meaning specified in Section 2.3.

          "PAYMENT DEFAULT" means any failure to pay any scheduled installment of principal on any Indebtedness within the grace period provided for such payment in the documentation governing such Indebtedness.

          "PAYMENT NOTICE" shall have the meaning specified in Section 13.2.

          "PERMITTED LIENS" means (i) Liens in favor of the Company; (ii) Liens on property of a Person existing at the time such Person is merged into or consolidated with the Company or any Subsidiary of the Company or becomes a Subsidiary of the Company, PROVIDED that such Liens were in existence prior to the contemplation of such merger, consolidation or acquisition and do not extend to any assets other than those of the Person merged into or consolidated with the Company or that becomes a Subsidiary of the Company; (iii) Liens on property existing at the time of acquisition thereof by the Company or any Subsidiary of the Company, PROVIDED that such Liens were in existence prior to the contemplation of such acquisition and do not extend to any property other than that acquired; (iv) Liens to secure the performance of statutory obligations, surety or appeal bonds, performance bonds or other obligations of a like nature incurred in the ordinary course of business; (v) Liens securing Senior Debt outstanding under the Credit Agreement, Liens securing Existing Indebtedness, and Liens on the Equity Interests in or assets of Foreign Companies securing Indebtedness outstanding under Foreign Company credit agreements; (vi) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded, PROVIDED that any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor; (vii) Liens to secure Permitted Refinancing Indebtedness incurred to refinance Indebtedness that was secured by a Lien permitted under this Indenture and that was incurred in accordance with the provisions of this Indenture, PROVIDED that such Liens do not extend to or cover any property or assets of the Company or any of its Subsidiaries other than assets or property securing the Indebtedness so refinanced; (viii) Purchase Money Liens; (ix) any interest or title of a lessor under any Capital Lease Obligation otherwise permitted by this Indenture; (x) Liens upon specific items of inventory or equipment and proceeds of the Company or any Subsidiary securing its obligations in respect of bankers' acceptances issued or created for its account (whether or not under the Credit Agreement) to facilitate the purchase, shipment, or storage of such inventory and equipment; (xi) Liens securing reimbursement obligations with respect to letters of credit (whether or not issued under the Credit Agreement) otherwise permitted under this Indenture and issued in connection with the purchase of inventory or equipment by the Company or any Subsidiary in the ordinary course of business; (xii) Liens to secure (or encumbering deposits securing) obligations arising from warranty or contractual service obligations of the Company or any Subsidiary, including rights of offset and setoff; (xiii) Liens securing Acquired Debt otherwise permitted by this Indenture, PROVIDED that (A) the Indebtedness secured shall not exceed the fair market value of the assets so acquired (such fair market value to be determined in good faith by the Board of Directors of the Company at the time of such acquisition) and (B) such Indebtedness shall be incurred, and the Lien securing such Indebtedness shall be created, within 12 months after such acquisition; (xiv) Liens securing Hedging Obligations agreements relating to Indebtedness otherwise permitted under this Indenture; (xv) other Liens on assets of the Company or any of its Subsidiaries securing Indebtedness that is permitted by the terms of this Indenture to be outstanding having an aggregate principal amount at any one time outstanding not to exceed $5 million; (xvi) Liens on Medicare, Medicaid or other patient accounts receivable of the Company or its Subsidiaries; (xvii) Liens on real estate and related personal property (including, but not limited to, sale and leasebacks of and mortgages on real estate and related personal property) not to exceed an aggregate amount equal to $60 million per year; (xviii) Liens of carriers, warehousemen, mechanics, suppliers, materialmen, repairmen and other Liens imposed by law incurred in the ordinary course of business; (xix) easements, rights-of-way, zoning restrictions, reservations, encroachments and other similar encumbrances in respect of real property; and (xx) Liens securing stay and appeal bonds or judgment Liens in connection with any judgment not giving rise to a Default under this Indenture.

          "PERMITTED REFINANCING INDEBTEDNESS" means any Indebtedness of the Company or any of its Subsidiaries (a) issued in exchange for, or the net proceeds of which are used solely to extend, refinance, renew, replace, defease or refund, in whole or in part, or (b) constituting an amendment, modification or supplement to, or a deferral or renewal of ((a) and (b) above are, collectively, a "Refinancing"), other Indebtedness of the Company or any of its Subsidiaries; PROVIDED that: (i) the principal amount of such Permitted Refinancing Indebtedness does not exceed the lesser of (A) the principal amount of the Indebtedness so Refinanced and (B) if such Indebtedness being Refinanced was issued with original issue discount, the accreted value thereof (determined in accordance with GAAP) (plus, in each case, the amount of any reasonable expenses incurred in connection therewith); (ii) such Permitted Refinancing Indebtedness has a final stated maturity later than the final stated maturity of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being Refinanced); (iii) if the Indebtedness being Refinanced is Subordinated Indebtedness, such Permitted Refinancing Indebtedness has a final stated maturity later than the final stated maturity of, and is subordinated in right of payment to, the Securities on terms at least as favorable to the Holders as those contained in the documentation governing the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; and (iv) if the obligor on the Indebtedness being Refinanced is a Subsidiary that is not a Guarantor, such Permitted Refinancing Indebtedness shall only be incurred by such Subsidiary.

          "PERSON" or "PERSON" means any corporation, individual, limited liability company, joint stock company, joint venture, partnership, limited liability company, unincorporated association, governmental regulatory entity, country, state or political subdivision thereof, trust, municipality or other entity.

          "PLAN OF LIQUIDATION" means a plan that provides for, contemplates or the effectuation of which is preceded or accompanied by (whether or not substantially contemporaneously) (i) the sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company otherwise than as an entirety or substantially as an entirety and (ii) the distribution of all or substantially all of the proceeds of such sale, lease, conveyance or other disposition and all or substantially all of the remaining assets of the Company to holders of Capital Stock of the Company.

          "PREFERRED STOCK" means an Equity Interest of any class or classes of a Person (however designated) which is preferred as to payments of dividends, or as to distributions upon any liquidation or dissolution, over Equity Interests of any other class of such Person.

          "PRESENT SUBSIDIARY GUARANTORS" means all the Subsidiaries of the Company listed on Schedule I to this Indenture.

          "PRINCIPAL" of any Indebtedness means the principal of such Indebtedness plus, without duplication, any applicable premium, if any, on such Indebtedness.

          "PROPERTY" means any right or interest in or to property or assets of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

          "PURCHASE AGREEMENT" means that certain Purchase Agreement dated April 29, 1998 by and among the Company, the Guarantors and the Initial Purchasers, as such agreement may be amended, modified or supplemented from time to time in accordance with the terms thereof.

          "PURCHASE DATE" shall have the meaning specified in Section 2.14.

          "PURCHASE MONEY INDEBTEDNESS" means any Indebtedness of a Person to any seller or other Person incurred to finance the acquisition or construction (including in the case of a Capital Lease Obligation, the lease) of any asset or property which is incurred within 180 days of such acquisition or completion of construction and is secured only by the assets so financed.

          "PURCHASE MONEY LIEN" means a Lien granted on an asset or property to secure Purchase Money Indebtedness permitted to be incurred under this Indenture and incurred solely to finance the acquisition of construction of such asset or property; PROVIDED that such Lien encumbers only such asset or property and is granted within 180 days of such acquisition or completion of construction.

          "QUALIFIED EQUITY INTERESTS" shall mean all Equity Interests of the Company other than Redeemable Stock of the Company.

          "RECORD DATE" means a Record Date specified in the Securities whether or not such Record Date is a Business Day, or, if applicable, as specified in
Section 2.12.

          "REDEEMABLE STOCK" means any Equity Interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable at the option of the holder), or upon the happening of any event, matures or is mandatorily redeemable (other than redeemable only for Qualified Equity Interests of the issuer), pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to the date on which the Securities mature.

          "REDEMPTION DATE," when used with respect to any Security to be redeemed, means the date fixed for such redemption pursuant to Article III of this Indenture and Paragraph 5 in the form of Security attached hereto as Exhibit A.

          "REDEMPTION PRICE," when used with respect to any Security to be redeemed, means the redemption price for such redemption pursuant to Paragraph 5 in the form of Security attached hereto as Exhibit A, which shall include, without duplication, in each case, accrued and unpaid interest and Liquidated Damages, if any, to the Redemption Date.

          "REFERENCE PERIOD" with regard to any Person means the four full fiscal quarters (or such lesser period during which such Person has been in existence) for which internal financial statements are available ended immediately preceding any date upon which any determination is to be made pursuant to the terms of the Securities or this Indenture.

          "REGISTRAR" shall have the meaning specified in Section 2.3.

          "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement dated as of the date hereof by and among the Initial Purchasers, the Company and the Guarantors, as such agreement may be amended, modified or supplemented from time to time in accordance with the terms thereof.

          "RELATED BUSINESS" means the business conducted by the Company and its Subsidiaries as of the date of this Indenture and any and all healthcare service businesses that in good faith judgment of the Board of Directors of
the Company are materially related businesses.   Without limiting the
generality of the foregoing, Related Business shall include the operation of Nursing Facilities, long-term and specialty healthcare services, skilled nursing care, subacute care, rehabilitation programs, pharmaceutical services, health maintenance organizations, insurance companies, preferred provider organizations or any other form of managed care business, health care information services business, distribution of medical supplies, geriatric care and home healthcare or other businesses which provide ancillary services to long-term and specialty healthcare facilities.

          "REPRESENTATIVE" means NationsBank of Texas, N.A., as representative of the lenders party to the Credit Agreement, until a successor replaces it pursuant to the Credit Agreement, and thereafter means such successor.

          "RESTRICTED INVESTMENT" means, in one or a series of related transactions, any Investment, other than (i) Investments in Cash Equivalents,
(ii) Investments in a Subsidiary of the Company, (iii) Investments in any Person that as a consequence of such Investment becomes a Subsidiary of the Company,
(iv) Investments existing on the date of this Indenture, (v) accounts receivable, advances, loans, extensions of credit created or acquired in the ordinary course of business, (vi) Investments made as a result of the receipt of Non-Cash Consideration from an Asset Sale that was made pursuant to Section 4.14, (vii) Investments made as the result of the guarantee by the Company or any of its Subsidiaries of Indebtedness of a Person or Persons other than the Company or any Subsidiary of the Company that is secured by Liens on assets sold or otherwise disposed of by the Company or such Subsidiary to such Person or Persons, provided that such Indebtedness was in existence prior to the contemplation of such sale or other disposition and that the terms of such guarantee permit the Company or such Subsidiary to foreclose on the pledged or mortgaged assets if the Company or such Subsidiary is required to perform under such guarantee, and (viii) Investments in any Related
Business.

          "RESTRICTED SECURITY" means a Security, unless or until it has been
(i) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering it or (ii) distributed to the public pursuant to Rule 144 (or any similar provision then in force) under the Securities Act; PROVIDED, that in no case shall an Exchange Security issued in accordance with this Indenture and the terms and provisions of the Registration Rights Agreement be a Restricted Security.

          "S&P" means Standard & Poor's, a division of The McGraw Hill Companies, and its successors.

          "SEC" means the Securities and Exchange Commission.

          "SECURITIES" means, collectively, the Initial Securities and, when and if issued as provided in the Registration Rights Agreement, the Exchange Securities.

          "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

          "SECURITIES CUSTODIAN" means the Trustee, as custodian with respect to the Securities in global form, or any successor entity thereto.

          "SECURITYHOLDER" or "HOLDER" means the Person in whose name a Security is registered on the Registrar's books.

          "SENIOR DEBT" of the Company or any Guarantor means Indebtedness (including any monetary obligation in respect of the Credit Agreement, and interest, whether or not allowable, accruing on Indebtedness incurred pursuant to the Credit Agreement after the filing of a petition initiating any proceeding under any bankruptcy, insolvency or similar law) of the Company or such Guarantor unless, by the terms of the instrument creating or evidencing such indebtedness, it is expressly designated not to be senior in right of payment to the Securities or the applicable Guarantee; PROVIDED that in no event shall Senior Debt include (i) Indebtedness to any Subsidiary of the Company or any officer, director or employee of the Company or any Subsidiary of the Company, (ii) Indebtedness incurred in violation of the terms of this Indenture, (iii) Indebtedness to trade creditors, (iv) Redeemable Stock and (v) any liability for taxes owed or owing by the Company or such Guarantor.

          "SENIOR REVOLVING DEBT" means revolving credit loans and letters of credit outstanding from time to time under the Credit Agreement.

          "SIGNIFICANT SUBSIDIARY" means any Subsidiary that would be a "significant subsidiary" as defined in Article 1, Rule 1-02 or Regulation S-X, promulgated pursuant to the Act, as such Regulation is in effect on the date of this Indenture.

          "SPECIAL RECORD DATE" for payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 2.12.

          "STOCKHOLDERS' EQUITY" means, with respect to any Person as of any date, the stockholders' equity of such Person determined in accordance with GAAP as of the date of the most recent available internal financial statements of such Person, and calculated on a pro forma basis to give effect to any acquisition or disposition by such person consummated or to be consummated since the date of such financial statements and on or prior to the date of such calculation.

          "SUBORDINATED INDEBTEDNESS" means Indebtedness of the Company or a Guarantor that is subordinated in right of payment to the Securities or such Subsidiary's Guarantee of the Securities, as applicable.

          "SUBSIDIARY" means, with respect to any Person, any corporation, partnership, joint venture, trust or other Person of which (or in which) more than 50% of (i) the outstanding capital stock having voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital of any other class or classes shall or might have voting power upon the occurrence of any contingency), (ii) the ownership interests having voting power to elect persons performing functions similar to the board of directors, (iii) the interest in the capital or profits of such partnership or joint venture, (iv) the beneficial interest of such trust, or (v) the equity interest of such other Person, is at the time directly or indirectly owned by such Person, by such Person and one or more of its Subsidiaries or by one or more of such Person's Subsidiaries.

          "SUN SYSTEMS, INC." means Sun Systems, Inc., a Delaware corporation, in which the Company expects to have the right to acquire a majority of the outstanding Equity Interests.

          "TIA" means the Trust Indenture Act of 1939, as amended, (15 U.S. Code Sections 77aaa-77bbbb) as in effect on the date of the execution of this Indenture, except as provided in Section 9.3.

          "TRANSFER RESTRICTED SECURITIES" means Securities that bear or are required to bear the legend set forth in Section 2.6.

          "TRUSTEE" means the party named as such in this Indenture until a successor replaces it in accordance with the provisions of this Indenture and thereafter means such successor.

          "TRUST OFFICER" means any officer within the corporate trust division (or any successor group) of the Trustee or any other officer of the Trustee customarily performing functions similar to those performed by the Persons who at that time shall be such officers, and also means, with respect to a particular corporate trust matter, any other officer of the Trustee to whom such trust matter is referred because of his knowledge of and familiarity with the particular subject.

          "U.K. CREDIT AGREEMENTS" means (i) that certain Facility Agreement, dated as of August 30, 1996, between Ashbourne plc, Ashbourne Homes (Developments) Limited, Ashbourne Homes plc, Larstrike Limited, Sedbury Park Limited (collectively, the "Ashbourne Group"), The Governor and Company of the Bank of Scotland, and the other banks and financial institutions that are parties thereto, providing for L25,000,000 in aggregate principal amount of revolving credit; (ii) that certain Facility Agreement, dated as of August 30, 1996, between the Ashbourne Group, Midland Bank plc, and the other banks and financial institutions that are parties thereto, providing for L25,000,000 in aggregate principal amount of revolving credit and (iii) that certain Credit Facility Agreement with Lloyds Bank plc in the aggregate principal amount of up to L14.0 million, including in (i), (ii) and (iii) above, any related notes, collateral documents, instruments and agreements executed in connection therewith, and in each case as amended, increased, modified, extended, renewed, refunded, replaced or refinanced, in whole or in part, from time to time.

          "U.S. GOVERNMENT OBLIGATIONS" means direct non-callable obligations of, or noncallable obligations guaranteed by, the United States of America for the payment of which obligation or guarantee the full faith and credit of the United States of America is pledged.

          "WEIGHTED AVERAGE LIFE TO MATURITY" means, when applied to any Indebtedness at any date, the number of years obtained by dividing (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity, or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one twelfth) that will elapse between such date and the making of such payment, by (ii) the then outstanding principal amount of such Indebtedness.

          "WHOLLY OWNED SUBSIDIARY" of any Person means a Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such Person or by one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more Wholly Owned Subsidiaries of such Person.

          SECTION 1.2.  INCORPORATION BY REFERENCE OF TIA.

          Whenever this Indenture refers to a provision of the TIA, such provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

          "COMMISSION" means the SEC.

          "INDENTURE SECURITIES" means the Securities.

          "INDENTURE SECURITYHOLDER" means a Holder or a Securityholder.

          "INDENTURE TO BE QUALIFIED" means this Indenture.

          "INDENTURE TRUSTEE" or "INSTITUTIONAL TRUSTEE" means the Trustee.

          "OBLIGOR" on the indenture securities means the Company, each Guarantor and any other obligor on the Securities.

          All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule and not otherwise defined herein have the meanings assigned to them thereby.

          SECTION 1.3.  RULES OF CONSTRUCTION.

          Unless the context otherwise requires:

                 (1)  a term has the meaning assigned to it;

                 (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

                 (3)  "or" is not exclusive;

                 (4) words in the singular include the plural, and words in the plural include the singular;

                 (5)  provisions apply to successive events and transactions;

                 (6) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

                 (7) references to Sections or Articles means reference to such Section or Article in this Indenture, unless stated otherwise.

                                      ARTICLE II

                                    THE SECURITIES

          SECTION 2.1.  FORM AND DATING.

          The Securities and the Trustee's certificate of authentication, in respect thereof, shall be substantially in the form of Exhibit A hereto, which Exhibit is part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. The Company shall approve the form of the Securities and any notation, legend or endorsement on them. Any such notations, legends or endorsements not contained in the form of Security attached as Exhibit A hereto shall be delivered in writing to the Trustee. Each Security shall be dated the date of its authentication.

          The terms and provisions contained in the forms of Securities shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. The Company's seal shall be impressed, affixed, printed or reproduced on the Securities and may be in facsimile.

          SECTION 2.2.  EXECUTION AND AUTHENTICATION.

          Two Officers shall sign, or one Officer shall sign and one Officer shall attest to, the Security for the Company by manual or facsimile signature.

          If an Officer whose signature is on a Security was an Officer at the time of such execution but no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless and the Company shall nevertheless be bound by the terms of the Securities and this Indenture.

          A Security shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Security but such signature shall be conclusive evidence that the Security has been authenticated pursuant to the terms of this Indenture.

          The Trustee shall authenticate Initial Securities for original issue in the aggregate principal amount of up to $125,000,000 (or up to $150,000,000 if the over-allotment option is exercised) and shall authenticate Exchange Securities for original issue in the aggregate principal amount of up to $125,000,000 (or up to $150,000,000 if the over-allotment option is exercised), in each case upon a written order of the Company in the form of an Officers' Certificate; PROVIDED that such Exchange Securities shall be issuable only upon the valid surrender for cancellation of Initial Securities of a like aggregate principal amount in accordance with the Registration Rights Agreement. The Officers' Certificate shall specify the amount of Securities to be authenticated and the date on which the Securities are to be authenticated. The aggregate principal amount of Securities outstanding at any time may not exceed $125,000,000 (or $150,000,000 if the over-
allotment option is exercised), except as provided in Section 2.7. Upon the written order of the Company in the form of an Officers' Certificate, the Trustee shall authenticate Securities in substitution of Securities originally issued to reflect any name change of the Company.

          The Trustee may appoint an authenticating Agent acceptable to the Company to authenticate Securities. Unless otherwise provided in the appointment, an authenticating Agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such Agent. An authenticating Agent has the same rights as an Agent to deal with the Company, any Affiliate of the Company, or any of their respective Subsidiaries.

          Securities shall be issuable only in registered form without coupons in denominations of $1,000 and any integral multiples thereof.

          SECTION 2.3.  REGISTRAR AND PAYING AGENT.

          The Company shall maintain an office or agency in the Borough of Manhattan, The City of New York, where Securities may be presented for registration of transfer or for exchange ("REGISTRAR"), and an office or agency where Securities may be presented for payment ("PAYING AGENT"), and where notices and demands to or upon the Company in respect of the Securities may be served. The Company may act as Registrar or Paying Agent, except that, for the purposes of Articles III, VIII, XI, and Section 4.14 hereof and as otherwise specified in this Indenture, neither the Company nor any Affiliate of the Company shall act as Paying Agent. The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more co-Registrars and one or more additional Paying Agents. The term "Registrar" includes any co-registrar and the term "Paying Agent" includes any additional Paying Agent. The Company hereby initially appoints the Trustee as Registrar and Paying Agent, and by its acknowledgment and acceptance on the signature page hereto, the Trustee hereby initially agrees so to act.

          The Company shall enter into an appropriate written agency agreement with any Agent (including the Paying Agent) not a party to this Indenture, which agreement shall implement the provisions of this Indenture that relate to such Agent, and shall furnish a copy of each such agreement to the Trustee. The Company shall promptly notify the Trustee in writing of the name and address of any such Agent. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such.

          The Company initially appoints The Depository Trust Company ("DTC"), to act as Depositary with respect to the Global Securities.

          The Company initially appoints the Trustee to act as Securities Custodian with respect to the Global Securities.

          Upon the occurrence of an Event of Default described in Section 6.1(viii) or (ix) hereof, the Trustee shall, or upon the occurrence of any other Event of Default by notice to the Company, the Registrar and the Paying Agent, the Trustee may assume the duties and obligations of the Registrar and the Paying Agent hereunder.

          SECTION 2.4.  PAYING AGENT TO HOLD ASSETS IN TRUST.

          The Company shall require each Paying Agent other than the Trustee to agree in writing that each Paying Agent shall hold in trust for the benefit of Holders or the Trustee all assets held by the Paying Agent for the payment of principal of, premium, if any, or interest on, the Securities (whether such assets have been distributed to it by the Company or any other obligor on the Securities), and shall notify the Trustee in writing of any Default in making any such payment. If either of the Company or a Subsidiary of the Company acts as Paying Agent, it shall segregate such assets and hold them as a separate trust fund for the benefit of the Holders or the Trustee. The Company at any time may require a Paying Agent to distribute all assets held by it to the Trustee and account for any assets disbursed and the Trustee may at any time during the continuance of any payment Default or any Event of Default, upon written request to a Paying Agent, require such Paying Agent to distribute all assets held by it to the Trustee and to account for any assets distributed. Upon distribution to the Trustee of all assets that shall have been delivered by the Company to the Paying Agent, the Paying Agent (if other than the Company) shall have no further liability for such assets.

          SECTION 2.5.  SECURITYHOLDER LISTS.

          The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders and shall otherwise comply with TIA Section 312(a). If the Trustee or any Paying Agent is not the Registrar, the Company shall furnish to the Trustee on or before the third Business Day preceding each Interest Payment Date and at such other times as the Trustee or any such Paying Agent may request in writing a list in such form and as of such date as the Trustee or any such Paying Agent reasonably may require of the names and addresses of Holders and the Company shall otherwise comply with TIA Section 312(a).

          SECTION 2.6.  TRANSFER AND EXCHANGE.

                    (a) TRANSFER AND EXCHANGE OF DEFINITIVE SECURITIES. When Definitive Securities are presented to the Registrar with a request:

                    (x) to register the transfer of such Definitive
Securities; or

                    (y) to exchange such Definitive Securities for an equal principal amount of Definitive Securities of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; PROVIDED, HOWEVER, that the Definitive Securities surrendered for registration of transfer or exchange:

                    (i) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

                    (ii) in the case of Transfer Restricted Securities that are Definitive Securities, shall be accompanied by the following additional information and documents, as applicable:

                    (A) if such Transfer Restricted Security is being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in substantially the form set forth on the reverse of the Security); or

                    (B) if such Transfer Restricted Security is being transferred to a "qualified institutional buyer" (within the meaning of Rule 144A promulgated under the Securities Act), that is aware that any sale of Securities to it will be made in reliance on Rule 144A under the Securities Act and that is acquiring such Transfer Restricted Security for its own account or for the account of another such "qualified institutional buyer," a certification from such Holder to that effect (in substantially the form set forth on the reverse of the Security); or

                    (C) if such Transfer Restricted Security is being transferred pursuant to an exemption from registration in accordance with Rule 144, or outside the United States in an offshore transaction in compliance with Rule 904 under the Securities Act, or pursuant to an effective registration statement under the Securities Act, a certification from such Holder to that effect (in substantially the form set forth on the reverse of the Security); or

                    (D) if such Transfer Restricted Security is being transferred in reliance on another exemption from the registration requirements of the Securities Act and with all applicable securities laws of the States of the United States, a certification from such Holder to that effect (in substantially the form set forth on the reverse of the Security) and an Opinion of Counsel reasonably acceptable to the Company and to the Registrar to the effect that such transfer is in compliance with the Securities Act.

                    (b) RESTRICTIONS ON TRANSFER OF A DEFINITIVE SECURITY FOR A BENEFICIAL INTEREST IN A GLOBAL SECURITY. A Definitive Security may not be exchanged for a beneficial interest in a Global Security except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Definitive Security, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with:

                    (i) if such Definitive Security is a Transfer Restricted Security, certification, substantially in the form set forth on the reverse of the Security, that such Definitive Security is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act; and

                    (ii) whether or not such Definitive Security is a Transfer Restricted Security, written instructions directing the Trustee to make, or to direct the Securities Custodian to make, an endorsement on the Global Security to reflect an increase in the aggregate principal amount of the Securities represented by the Global Security, then the Trustee shall cancel such Definitive Security and cause, or direct the Securities Custodian to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Securities Custodian, the aggregate principal amount of Securities represented by the Global Security to be increased accordingly. If no Global Securities are then outstanding, the Company shall issue and the Trustee shall authenticate a new Global Security in the appropriate principal amount.

                    (c) TRANSFER AND EXCHANGE OF GLOBAL SECURITIES. The transfer and exchange of Global Securities or beneficial interests therein shall be effected through the Depositary, in accordance with this Indenture (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depositary therefor.

                    (d) TRANSFER OF A BENEFICIAL INTEREST IN A GLOBAL SECURITY FOR A DEFINITIVE SECURITY.

                    (i) Any Person having a beneficial interest in a Global Security may upon request exchange such beneficial interest for a Definitive Security. Upon receipt by the Trustee of written instructions or such other form of instructions as is customary for the Depositary, from the Depositary or its nominee on behalf of any Person having a beneficial interest in a Global Security, and upon receipt by the Trustee of a written instruction or such other form of instructions as is customary for the Depositary or the Person designated by the Depositary as having such a beneficial interest in a Transfer Restricted Security only, the following additional information and documents (all of which may be submitted by facsimile):

                    (A) if such beneficial interest is being transferred to the Person designated by the Depositary as being the beneficial owner, a certification from the transferor that effect (in substantially the form set forth on the reverse of the Security); or

                    (B) if such beneficial interest is being transferred to a "qualified institutional buyer" (within the meaning of Rule 144A promulgated under the Securities Act), that is aware that any sale of Securities to it will be made in reliance on Rule 144A under the Securities Act and that is acquiring such beneficial interest in the Transfer Restricted Security for its own account or the account of another such "qualified institutional buyer", a certification to that effect from the transferor (in substantially the form set forth on the reverse of the Security); or

                    (C) if such beneficial interest is being transferred pursuant to an exemption from registration in accordance with Rule 144, or outside the United States in an offshore transaction in compliance with Rule 904 under the Securities Act, or pursuant to an effective registration statement under the Securities Act, a certification from the transferor to that effect (in substantially the form set forth on the reverse of the Security); or

                    (D) if such beneficial interest is being transferred in reliance on another exemption from the registration requirements of the Securities Act and in accordance with all applicable securities laws of the States of the United States, a certification to that effect from the transferor (in substantially the form set forth on the reverse of the Security) or an Opinion of Counsel from the transferee or transferor reasonably acceptable to the Company and to the Registrar to the effect that such transfer is in compliance with the Securities Act, then the Trustee or the Securities Custodian, at the direction of the Trustee, will cause, in accordance with the standing instructions and procedures existing between the Depositary and the Securities Custodian, the aggregate principal amount of the Global Security to be reduced and, following such reduction, the Company will execute and, upon receipt of an authentication order in the form of an Officers' Certificate, the Trustee's authenticating Agent will authenticate and deliver to the transferee a Definitive Security.

                    (ii) Definitive Securities issued in exchange for a beneficial interest in a Global Security pursuant to this Section 2.6(d) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Definitive Securities to the persons in whose names such Securities are so registered.

                    (e) RESTRICTIONS ON TRANSFER AND EXCHANGE OF GLOBAL SECURITIES. Notwithstanding any other provisions of this Indenture (other than the provisions set forth in subsection (f) of this Section 2.6), a Global Security may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

                    (f) AUTHENTICATION OF DEFINITIVE SECURITIES IN ABSENCE OF DEPOSITARY. If at any time:

                    (i) the Depositary for the Securities notifies the Company that the Depositary is unwilling or unable to continue as Depositary for the Global Securities and a successor Depositary for the Global Securities is not appointed by the Company within ninety days after delivery of such notice; or

                    (ii) the Company, in its sole discretion, notifies the Trustee in writing that it elects to cause the issuance of Definitive Securities under this Indenture,

then the Company will execute, and the Trustee, upon receipt of an Officers' Certificate requesting the authentication and delivery of Definitive Securities, will, or its authenticating Agent will, authenticate and deliver Definitive Securities, in an aggregate principal amount equal to the principal amount of the Global Securities, in exchange for such Global Securities.

                    (g)  LEGENDS.

                    (i) Except as permitted by the following paragraph (ii), each Security certificate evidencing the Global Securities and the Definitive Securities (and all Securities issued in exchange therefor or substitution thereof) shall bear a legend in substantially the following form:

               "THIS NOTE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES
          ACT)(A "QIB"), OR (B) IT IS NOT A U.S. PERSON, IS NOT ACQUIRING THIS NOTE FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT), (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(k) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER THE SECURITIES ACT, IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS NOTE, RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN COMPLI-

          ANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE STATE SECURITIES LAWS OR (F) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING RESTRICTIONS."

                    (ii) Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by a Global Security) pursuant to Rule 144 under the Act or an effective registration statement under the Act:

                    (A) in the case of any Transfer Restricted Security that is a Definitive Security, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Definitive Security that does not bear the legend set forth above and rescind any restriction on the transfer of such Transfer Restricted Security; and

                    (B) any such Transfer Restricted Security represented by a Global Security shall not be subject to the provisions set forth in (i) above (such sales or transfers being subject only to the provisions of Section 2.6(c) hereof; PROVIDED, HOWEVER, that with respect to any request for an exchange of a Transfer Restricted Security that is represented by a Global Security for a Definitive Security that does not bear a legend, which request is made in reliance upon Rule 144, the Holder thereof shall certify in writing to the Registrar that such request is being made pursuant to Rule 144 (such certification to be substantially in the form set forth on the reverse of the Security).

                    (h) CANCELLATION AND/OR ADJUSTMENT OF GLOBAL SECURITY. At such time as all beneficial interests in a Global Security have either been exchanged for Definitive Securities, redeemed, repurchased or cancelled, such Global Security shall be returned to or retained and cancelled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for Definitive Securities, redeemed, repurchased or cancelled, the principal amount of Securities represented by such Global Security shall be reduced and an endorsement shall be made on such Global Security, by the Trustee or the Securities Custodian, at the direction of the Trustee, to reflect such reduction.

                    (i) OBLIGATIONS WITH RESPECT TO TRANSFERS AND EXCHANGES OF DEFINITIVE SECURITIES.

                    (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee or any authenticating agent of the Trustee shall authenticate Definitive Securities and Global Securities at the Registrar's request.

                    (ii) No service charge shall be made to a Holder for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments, or similar governmental charge payable upon exchanges or transfers pursuant to Section 2.2 (fourth paragraph), 2.10, 3.7, 2.14 (subparagraph 8), 9.5, or 11.1 hereof.

                    (iii) The Registrar shall not be required to register the transfer of or exchange of (a) any Definitive Security selected for redemption in whole or in part pursuant to Article III, except the unredeemed portion of any Definitive Security being redeemed in part, or
     (b) any Security for a period beginning 15 Business Days before the mailing of a notice of an offer to repurchase pursuant to Article XI or Section
     4.14 hereof or redemption of Securities pursuant to Article III hereof and ending at the close of business on the day of such mailing.

                    (iv) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Depositary participants or beneficial owners of interests in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements thereof.

          SECTION 2.7.  REPLACEMENT SECURITIES.

          If a mutilated Security is surrendered to the Trustee or if the Holder of a Security claims and submits an affidavit or other evidence, satisfactory to the Trustee, to the Trustee to the effect that the Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security if the Trustee's requirements are met. If required by the Trustee or the Company, such Holder must provide an indemnity bond or other indemnity, sufficient in the judgment of both the Company and the Trustee, to protect the Company, the Trustee or any Agent from any loss which any of them may suffer if a Security is replaced. In the case of any lost Security that will become due and payable within 30 days, the Company can choose to pay such Security rather than replacing such Security. The Company may charge such Holder for its reasonable, out-of-pocket expenses in replacing a Security.

          Every replacement Security is an additional obligation of the Company.

          SECTION 2.8.  OUTSTANDING SECURITIES.

          Securities outstanding at any time are all the Securities that have been authenticated by the Trustee (including any Security represented by a Global Security) except those cancelled by it, those delivered to it for cancellation, those reductions in the interest in a Global Security effected by the Trustee hereunder and those described in this Section 2.8 as not outstanding. A Security does not cease to be outstanding because the Company or an Affiliate of the Company holds the Security, except as provided in
Section 2.9 hereof.

          If a Security is replaced pursuant to Section 2.7 hereof (other than a mutilated Security surrendered for replacement), it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a BONA FIDE purchaser. A mutilated Security ceases to be outstanding upon surrender of such Security and replacement thereof pursuant to Section 2.7 hereof.

          If on a Redemption Date or the Maturity Date the Paying Agent (other than the Company or an Affiliate of the Company) holds cash sufficient to pay all of the principal and interest and premium, if any, due on the Securities payable on that date and payment of the Securities called for redemption is not otherwise prohibited, then on and after that date such Securities cease to be outstanding and interest on them ceases to accrue.

          SECTION 2.9.  TREASURY SECURITIES.

          In determining whether the Holders of the required principal amount of Securities have concurred in any direction, amendment, supplement, waiver or consent, Securities owned by the Company or Affiliates of the Company shall be disregarded, except that, for the purposes of determining whether the Trustee shall be protected in relying on any such direction, amendment, supplement, waiver or consent, only Securities that a Trust Officer of the Trustee knows are so owned shall be disregarded.

          SECTION 2.10.  TEMPORARY SECURITIES.

          Until Definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of Definitive Securities but may have variations that the Company reasonably and in good faith consider appropriate for temporary Securities. Without unreasonable delay, the

Company shall prepare and the Trustee shall, upon receipt of a written order of the Company in the form of an Officers' Certificate, authenticate Definitive Securities in exchange for temporary Securities. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as permanent Securities authenticated and delivered hereunder.

          SECTION 2.11.  CANCELLATION.

          The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for registration, transfer, exchange or payment. The Trustee, or at the direction of the Trustee, the Registrar or the Paying Agent (other than the Company or an Affiliate of the Company), and no one else, shall cancel and, unless directed otherwise, shall dispose of all Securities surrendered for transfer, exchange, payment or cancellation. The Trustee shall provide evidence of destruction to the Company. Subject to Section 2.7 hereof, the Company may not issue new Securities to replace Securities that have been paid or delivered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section 2.11 hereof, except as expressly permitted in the form of Securities and as permitted by this Indenture.

          SECTION 2.12.  DEFAULTED INTEREST.

          Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that Security (or one or more predecessor Securities) is registered at the close of business on the Record Date for such interest.

          Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date plus any interest payable on the defaulted interest at the rate and in the manner provided in Section 4.1 hereof and the Security (herein called "DEFAULTED INTEREST"), shall forthwith cease to be payable to the registered holder on the relevant Record Date, or, as applicable, the Special Record Date (as defined below), and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

                    (1) The Company may elect to make payment of any Defaulted Interest to the persons in whose names the Securities (or their respective predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee and the Paying Agent in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Paying Agent an amount of cash equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Paying Agent for such deposit prior to the date of the proposed payment, such cash when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as provided in this clause
     (1). Thereupon the Paying Agent shall fix a special record date for the payment of such Defaulted Interest (a "SPECIAL RECORD DATE"), which shall be not more than 15 days, and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Paying Agent of the notice of the proposed payment. The Paying Agent Trustee shall promptly notify the Company and the Trustee of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security register not less than 10 days prior to such Special Record Date.
     Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the persons in whose names the Securities (or their respective predecessor Securities) are registered on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

                    (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee and the Paying Agent of the proposed payment pursuant to this clause, such manner shall be deemed practicable by the Trustee and the Paying Agent.

          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon the registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

          SECTION 2.13.  CUSIP NUMBERS.

          The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; PROVIDED that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

          SECTION 2.14.  OFFER TO PURCHASE BY APPLICATION OF EXCESS PROCEEDS.

          In the event that the Company shall commence an Asset Sale Offer pursuant to Section 4.14 hereof, it shall follow the procedures specified below.

          No later than 10 days following the date on which the aggregate amount of Excess Proceeds exceeds $25 million, the Company shall notify the Trustee of such Asset Sale Offer and provide the Trustee with an Officers' Certificate setting forth, in addition to the information to be included therein pursuant to
Section 4.14 hereof, the calculations used in determining the amount of Net Proceeds to be applied to the purchase of Securities. The Company shall commence or cause to be commenced such Asset Sale Offer on a date no later than 20 days after such notice (the "COMMENCEMENT DATE").

          The Asset Sale Offer shall remain open for at least 20 Business Days after the Commencement Date relating to such Asset Sale Offer and shall remain open for no more than such 20 Business Days, except to the extent required by applicable law (as so extended, the "OFFER PERIOD"). No later than three Business Days after the termination of the Offer Period (the "PURCHASE DATE"), the Company shall purchase the principal amount (the "OFFER AMOUNT") of Securities required to be purchased in such Asset Sale Offer pursuant to Section
4.14 hereof or, if less than the Offer Amount has been tendered, all Securities tendered in response to the Asset Sale Offer, in each case for an amount in cash equal to the Asset Sale Payment (as defined herein).

          If the Purchase Date is on or after an interest payment record date and on or before the related interest payment date, any accrued interest shall be paid to the Person in whose name a Security is registered at the close of business on such record date, and no additional interest shall be payable to Holders who tender Securities pursuant to the Asset Sale Offer.

          On the Commencement Date of any Asset Sale Offer, the Company shall send or shall cause to be sent by first class mail, a notice to each of the Holders at their last registered address, with a copy to the Trustee and the Paying Agent, offering to repurchase the Securities held by such Holder pursuant to the procedure specified in such notice. Such notice, which shall govern the terms of the Asset Sale Offer, shall contain all instructions and materials necessary to enable the Holders to tender Securities pursuant to the Asset Sale Offer and shall state:

                    (1) that the Asset Sale Offer is being made pursuant to this Section 2.14 and Section
                              4.14 hereof and the length of time the Asset
                              Sale Offer shall remain open;

                    (2) the Offer Amount, the Asset Sale Payment and the Purchase Date;

                    (3) that any Security not tendered or accepted for payment shall continue to accrue interest;

                    (4) that, unless the Company defaults in the payment of the Purchase Price, any Security accepted for payment pursuant to the Asset Sale Offer shall cease to accrue interest after the Purchase Date;

                    (5) that Holders electing to have a Security purchased pursuant to any Asset Sale Offer shall be required to surrender the Security, with the form entitled "Option of Holder to
                              Elect Purchase" on the reverse of the
                              Security completed, to the Company, a
                              depositary, if appointed by the Company, or a Paying Agent at the address specified in the notice prior to the close of business on the Business Day next preceding the Purchase Date;

                    (6) that Holders shall be entitled to withdraw their election if the Company, depositary or Paying Agent, as the case may be, receives, not later than the close of business on the Business Day next preceding the termination of the Offer Period, a facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have such Security purchased;

                    (7) that, if the aggregate principal amount of Securities surrendered by Holders exceeds the Offer Amount, the Trustee shall select the Securities to be purchased on a PRO RATA basis (with such adjustments as may be deemed appropriate by the Trustee so that only Securities in denominations of $1,000, or integral multiples thereof, shall be purchased); and

                    (8) that Holders whose Securities were purchased only in part shall be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered.

          On the Purchase Date, the Company shall, to the extent lawful, (i) accept for payment, on a PRO RATA basis to the extent necessary, an aggregate principal amount equal to the Offer Amount of Securities and other Indebtedness ranking on a parity with the Securities whose provisions require the Company to make an offer to purchase or redeem such Indebtedness with proceeds from any asset sales tendered pursuant to the Asset Sale Offer, or if less than the Offer Amount has been tendered, all Securities and other Indebtedness or portions thereof so tendered, (ii) deposit with the Paying Agent an amount equal to the Purchase Price in respect of all Securities and other Indebtedness or portions thereof so tendered but which does not exceed the Offer Amount and (iii) deliver or cause to be delivered to the Trustee the Securities and other Indebtedness so accepted together with an Officers' Certificate stating the aggregate principal amount of Securities and other Indebtedness or portions thereof being purchased by the Company. The Paying Agent shall promptly mail to each Holder of Securities so tendered payment in an amount equal to the Purchase Price for such Securities and the Trustee shall promptly authenticate and mail (or cause to be transferred by book entry) a new Security to such Holder equal in principal amount to any unpurchased portion of the Securities surrendered, if any; PROVIDED that each such new Security shall be in a principal amount of $1,000 or an integral multiple thereof. The Company shall publicly announce the results of the Asset Sale Offer on or as soon as practicable after the Purchase Date.

          The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the purchase of Securities and other Indebtedness as a result of the Asset Sale Offer. To the extent the provisions of any such rule conflict with the provisions of this Indenture relating to an Asset Sale Offer, the Company shall comply with the provisions of such rule and be deemed not to have breached its obligations relating to the Asset Sale Offer by virtue thereof.


                                     ARTICLE III

                                     REDEMPTION

          SECTION 3.1.  RIGHT OF REDEMPTION.

          Redemption of Securities, as permitted by the provisions of this Indenture, shall be made in accordance with such provisions and this Article
III. The Company will not have the right to redeem any Securities prior to May 1, 2003. On or after May 1, 2003, the Company will have the right to redeem all or any part of the Securities pursuant to paragraph 5 thereof, in each case (subject to the right of Holders of record on a Record Date to receive interest due on an Interest Payment Date that is on or prior to such Redemption Date, and subject to the provisions set forth in Section 3.5), including accrued and unpaid interest and Liquidated Damages, if any, thereon to the Redemption Date.

          Except as provided in this paragraph and paragraph 5 of the Securities, the Securities may not otherwise be redeemed at the option of the Company.

          SECTION 3.2.  NOTICES TO TRUSTEE.

          If the Company elects to redeem Securities pursuant to Paragraph 5 of the Securities, it shall notify the Trustee and the Paying Agent in writing of the Redemption Date and the principal amount of Securities to be redeemed and whether it wants the Paying Agent to give notice of redemption to the Holders.

          If the Company elects to reduce the principal amount of Securities to be redeemed pursuant to Paragraph 5 of the Securities by crediting against any such redemption Securities it has not previously delivered to the Trustee and the Paying Agent for cancellation, it shall so notify the Trustee, in the form of an Officers' Certificate, and the Paying Agent of the amount of the reduction and deliver such Securities with such notice.

          The Company shall give each notice to the Trustee and the Paying Agent provided for in this Section 3.2 at least 40 days before the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee and the Paying Agent). Any such notice may be cancelled at any time prior to notice of such redemption being mailed to any Holder and shall thereby be void and of no effect.

          SECTION 3.3.  SELECTION OF SECURITIES TO BE REDEEMED.

          If less than all of the Securities are to be redeemed pursuant to Paragraph 5 thereof, the Trustee shall select the Securities to be redeemed on a PRO RATA basis, by lot or by such other method as the Trustee shall determine to be appropriate and fair and in such manner as complies with any applicable Depositary, legal and stock exchange requirements.

          The Trustee shall make the selection from the Securities outstanding and not previously called for redemption and shall promptly notify the Company and the Paying Agent in writing of the Securities selected for redemption and, in the case of any Security selected for partial redemption, the principal amount thereof to be redeemed. Securities in denominations of $1,000 may be redeemed only in whole. The Trustee may select for redemption portions (equal to $1,000 or any integral multiple thereof) of the principal of Securities that have denominations larger than $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

          SECTION 3.4.  NOTICE OF REDEMPTION.

          At least 30 days, but not more than 60 days prior to the Redemption Date, the Company shall mail a notice of redemption by first class mail, postage prepaid, to the Trustee, the Paying Agent and each Holder whose Securities are to be redeemed. At the Company's request, the Paying Agent shall give the notice of redemption in the Company's name and at the Company's expense. Each notice for redemption shall identify the Securities to be redeemed and shall state:

                    (1)  the Redemption Date;

                    (2) the Redemption Price, including the amount of accrued and unpaid interest and Liquidated Damages, if any, to be paid upon such redemption;

                    (3)  the name and address of the Paying Agent;

                    (4) that Securities called for redemption must be surrendered to the Paying Agent at the address specified in such notice to collect the Redemption Price;

                    (5) that, unless (a) the Company defaults in its obligation to deposit with the Paying Agent cash which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide the amount to fund the Redemption Price in accordance with
     Section 3.6 hereof or (b) such redemption payment is prohibited, interest on Securities called for redemption ceases to accrue on and after the Redemption Date and the only remaining right of the Holders of such Securities is to receive payment of the Redemption Price, including accrued and unpaid interest to the Redemption Date, upon surrender to the Paying Agent of the Securities called for redemption and to be redeemed;

                    (6) if any Security is being redeemed in part, the portion of the principal amount, equal to $1,000 or any integral multiple thereof, of such Security to be redeemed and that, after the Redemption Date, and upon surrender of such Security, a new Security or Securities in aggregate principal amount equal to the unredeemed portion thereof will be issued;

                    (7) if less than all the Securities are to be redeemed, the identification of the particular Securities (or portion thereof) to be redeemed, as well as the aggregate principal amount of such Securities to be redeemed and the aggregate principal amount of Securities to be outstanding after such partial redemption;

                    (8)  the CUSIP number of the Securities to be redeemed; and

                    (9)  that the notice is being sent pursuant to this Section
     3.4 and pursuant to the optional redemption provisions of Paragraph 5 of the Securities.

          SECTION 3.5.  EFFECT OF NOTICE OF REDEMPTION.

          Once notice of redemption is mailed in accordance with Section 3.4 hereof, Securities called for redemption become due and payable on the Redemption Date and at the Redemption Price, including accrued and unpaid interest to the Redemption Date. Upon surrender to the Trustee or Paying Agent, such Securities called for redemption shall be paid at the Redemption Price, including interest, if any, accrued and unpaid to the Redemption Date; PROVIDED that if the Redemption Date is after a regular Record Date and on or prior to the Interest Payment Date, to which such Record Date relates, the accrued interest shall be payable to the Holder of the redeemed Securities registered on the relevant Record Date; and PROVIDED, FURTHER, that if a Redemption Date is a Legal Holiday, payment shall be made on the next succeeding Business Day and no interest shall accrue for the period from such Redemption Date to such succeeding Business Day.

          SECTION 3.6.  DEPOSIT OF REDEMPTION PRICE.

          On or prior to the Redemption Date, the Company shall deposit with the Paying Agent (other than the Company or an Affiliate of the Company) cash sufficient to pay the Redemption Price of all Securities to be redeemed on such Redemption Date (other than Securities or portions thereof called for redemption on that date that have been delivered by the Company to the Trustee for cancellation). The Paying Agent shall promptly return to the Company any cash so deposited which is not required for that purpose upon the written request of the Company.

          If the Company complies with the preceding paragraph and payment of the Securities called for redemption is not prohibited for any reason, interest on the Securities to be redeemed will cease to accrue on the applicable Redemption Date, whether or not such Securities are presented for payment. Notwithstanding anything herein to the contrary, if any Security surrendered for redemption in the manner provided in the Securities shall not be so paid upon surrender for redemption because of the failure of the Company to comply with the preceding paragraph, interest shall continue to accrue and be paid from the Redemption Date until such payment is made on the unpaid principal, and, to the extent lawful, on any interest not paid on such unpaid principal, in each case at the rate and in the manner provided in Section 4.1 hereof and the Security.

          SECTION 3.7.  SECURITIES REDEEMED IN PART.

          Upon surrender of a Security that is to be redeemed in part, the Company shall execute and the Trustee shall authenticate and deliver to the Holder, without service charge to the Holder, a new Security or Securities equal in principal amount to the unredeemed portion of the Security surrendered.


                                      ARTICLE IV

                                      COVENANTS

          SECTION 4.1.  PAYMENT OF SECURITIES.

          The Company shall pay the principal of and interest (and Liquidated Damages, if any) on the Securities on the dates and in the manner provided herein and in the Securities. An installment of principal of or interest (and Liquidated Damages, if any) on the Securities shall be considered paid on the date it is due if the Trustee or Paying Agent (other than the Company or an Affiliate of the Company) holds for the benefit of the Holders, (on or before 10:00 a.m. New York City time to the extent necessary to provide the funds to the Depository in accordance with the Depository's procedures) on that date cash deposited and designated for and sufficient to pay the installment.

          The Company shall pay interest on overdue principal and on overdue installments of interest (and Liquidated Damages, if any) at the rate specified in the Securities compounded semi-annually, to the extent lawful.

          SECTION 4.2.  MAINTENANCE OF OFFICE OR AGENCY.

          The Company and the Guarantors shall maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company and the Guarantors in respect of the Securities and this Indenture may be served. The Company and the Guarantors shall give prompt written notice to the Trustee and the Paying Agent of the location, and any change in the location, of such office or agency. If at any time the Company and the Guarantors shall fail to maintain any such required office or agency or shall fail to furnish the Trustee and the Paying Agent with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 14.2 hereof.

          The Company and the Guarantors may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Company and the Guarantors of their obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Company and the Guarantors shall give prompt written notice to the Trustee and the Paying Agent of any such designation or rescission and of any change in the location of any such other office or agency. The Company and the Guarantors hereby initially designates the Corporate Trust Office of the Trustee as such office.

          SECTION 4.3.  LIMITATION ON RESTRICTED PAYMENTS.

          The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly: (i) declare or pay any dividend or make any distribution on account of the Equity Interests of the Company or any of its Subsidiaries (other than (x) dividends or distributions to the extent payable in Qualified Equity Interests of the Company, (y) dividends or distributions to the extent payable to the Company or any Subsidiary of the Company, and
(z) dividends or distributions by any Wholly Owned Subsidiary of the Company);
(ii) purchase, redeem or otherwise acquire or retire for value any Equity Interests of the Company, or any of its Subsidiaries; (iii) make any principal payment on, or purchase, redeem, defease or otherwise acquire or retire for value any Subordinated Indebtedness, except at the original final stated maturity date thereof; or (iv) make any Restricted Investment (all such payments and other actions set forth in clauses (i) through (iv) above being collectively referred to as "RESTRICTED PAYMENTS"), unless, at the time of and after giving effect to such Restricted Payment (the amount of any such Restricted Payment, if other than cash or Cash Equivalents, shall be the fair market value (as reasonably determined and evidenced by a resolution of the Board of Directors set forth in an Officers' Certificate delivered to the Trustee prior to the making of such Restricted Payment) of the asset(s) proposed to be transferred by the Company or such Subsidiary, as the case may be, pursuant to such Restricted Payment):

                    (a) no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof; and

                    (b) the Company would, at the time of such Restricted Payment and after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the Reference Period immediately preceding the date of such Restricted Payment, have been permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in the first paragraph of Section 4.11; and

                    (c) such Restricted Payment, together with the aggregate of all other Restricted Payments made by the Company and its Subsidiaries after March 31, 1997 (excluding Restricted Payments permitted by clauses (x), (y) and (z) of the next succeeding paragraph), is less than the sum (without duplication) of (i) 50% of the Consolidated Net Income of the Company for the period
          (taken as one accounting period) from the beginning of the first fiscal quarter commencing after March 31, 1997 to the end of the Company's most recently ended fiscal quarter for which internal financial statements are available at the time of such Restricted Payment (or, if such Consolidated Net Income for such period is a deficit, less 100% of such deficit), plus (ii) 100% of the aggregate net cash proceeds received by the Company from the issue or sale (other than to a Subsidiary of the Company) since March 31, 1997 of
          (A) Qualified Equity Interests of the Company or (B) debt securities of the Company or any of its Subsidiaries that were issued after March 31, 1997 and have been converted into or exchanged for Qualified Equity Interests of the Company, plus (iii) to the extent that any Restricted Investment that was made after July 8, 1997 is sold for cash or otherwise liquidated or repaid for cash, the lesser of (A) the cash return to the Company and its Subsidiaries of capital with respect to such Restricted Investment (net of taxes and the cost of disposition, if any) or (B) the initial amount of such Restricted Investment.

          The immediately preceding paragraph will not prohibit the following Restricted Payments: (u) dividends or distributions paid by any Subsidiary of the Company to holders of Capital Stock of such Subsidiary other than the Company or another Subsidiary of the Company, PROVIDED that such dividends and distributions are paid (1) on a PRO RATA basis to each holder of Capital Stock of such Subsidiary or (2) in the case of payment by a Career Staff Company, in accordance with the partnership agreement thereof; (v) the payment of any dividend within 60 days after the date of declaration thereof, if at said date of declaration such payment would have otherwise complied with the provisions of this Indenture; (w) the payment of up to an aggregate of $22.5 million for the redemption or other acquisition of any of the outstanding 6-1/2% Convertible Subordinated Debentures due 2003; (x) the redemption, repurchase, retirement or other acquisition of any Equity Interests of the Company issued after July 8, 1997 in exchange for, or out of the net cash proceeds of, the substantially concurrent sale (other than to a Subsidiary of the Company) of Qualified Equity Interests of the Company, PROVIDED that the amount of any such net cash proceeds that are utilized for any such redemption, repurchase, retirement or other acquisition shall be excluded from clause (c)(ii) of the preceding paragraph; (y) the defeasance, redemption or repurchase of Subordinated Indebtedness issued after July 8, 1997 with the net cash proceeds from an incurrence of Permitted Refinancing Indebtedness or in exchange for or out of the net cash proceeds from the substantially concurrent sale (other than to a Subsidiary of the Company) of Qualified Equity Interests of the Company, PROVIDED that the amount of any such net cash proceeds that are utilized for any such redemption, repurchase, retirement or other acquisition shall be excluded from clause (c)(ii) of the preceding paragraph; and (z) any purchase or defeasance of Subordinated Indebtedness to the extent required upon a change of control (as defined therein) by the indenture or other agreement or instrument pursuant to which such Subordinated Indebtedness was issued, but only if the Company has complied with its obligations under the provisions of Section 11.1 hereof; PROVIDED that in the case of each of clauses (u), (v), (w), (x), (y) and (z) of this paragraph no Default or Event of Default shall have occurred or be continuing at the time of such Restricted Payment or would occur as a consequence thereof.

          Not later than the date of making any Restricted Payment, the Company shall deliver to the Trustee an Officers' Certificate stating that such Restricted Payment is permitted and setting forth the basis upon which the calculations required by this Section 4.3 were computed.

          SECTION 4.4.  CORPORATE AND PARTNERSHIP EXISTENCE.

          Subject to Article V, the Company and the Guarantors shall do or cause to be done all things necessary to preserve and keep in full force and effect their respective corporate or partnership existence, as the case may be, and the corporate or partnership existence, as the case may be, of each of their Subsidiaries in accordance with the respective organizational documents of each of them and the rights (charter and statutory) and corporate franchises of the Company, the Guarantors and each of their respective Subsidiaries; PROVIDED, HOWEVER, that neither the Company nor any Guarantor shall be required to preserve, with respect to themselves, any right or franchise, and with respect to any of their respective Subsidiaries, any such existence, right or franchise, if (a) the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and (b) the loss thereof is not adverse in any material respect to the Holders.

          SECTION 4.5.  PAYMENT OF TAXES AND OTHER CLAIMS.

          Except with respect to immaterial items, the Company and the Guarantors shall, and shall cause each of their Subsidiaries to, pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i) all taxes, assessments and governmental charges (including withholding taxes and any penalties, interest and additions to taxes) levied or imposed upon the Company, any Guarantor or any of their Subsidiaries or any of their respective properties and assets and (ii) all lawful claims, whether for labor, materials, supplies, services or anything else, which have become due and payable and which by law have or may become a Lien upon the property and assets of the Company, any Guarantor or any of their Subsidiaries; PROVIDED, HOWEVER, that neither the Company nor any Guarantor shall be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which disputed amounts adequate reserves have been established in accordance with GAAP.

          SECTION 4.6.  MAINTENANCE OF PROPERTIES AND INSURANCE.

          The Company and the Guarantors shall cause all material properties, in the good faith opinion of the Company, used or useful to the conduct of their business and the business of each of their Subsidiaries to be maintained and kept in good condition, repair and working order (reasonable wear and tear excepted) and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in their reasonable judgment may be necessary, so that the business carried on in connection therewith may be properly conducted at all times; PROVIDED, HOWEVER, that nothing in this Section 4.6 shall prevent the Company or any Guarantor from discontinuing any operation or maintenance of any of such properties, or disposing of any of them, if such discontinuance or disposal is (a), in the judgment of the Board of Directors of the Company, desirable in the conduct of the business of the Company and (b) not adverse in any material respect to the Holders.

          The Company and the Guarantors shall provide, or cause to be provided, for themselves and each of their Subsidiaries, insurance (including appropriate self-insurance) against loss or damage of the kinds that, in the reasonable, good faith opinion of the Company is adequate and appropriate for the conduct of the business of the Company, the Guarantors and such Subsidiaries in a prudent manner, with (except for self-insurance) reputable insurers or with the government of the United States of America or an agency or instrumentality thereof, in such amounts, with such deductibles, and by such methods as shall be customary, in the reasonable, good faith opinion of the Company and adequate and appropriate for the conduct of the business of the Company, the Guarantors and such Subsidiaries in a prudent manner for entities similarly situated in the industry, unless the Company determines that failure to provide such insurance (together with all other such failures) would not have a material adverse effect on the financial condition or results of operations of the Company, such Guarantors or such Subsidiary.

          SECTION 4.7.  COMPLIANCE CERTIFICATE; NOTICE OF DEFAULT.

                    (a) The Company shall deliver to the Trustee within 120 days after the end of its fiscal year an Officers' Certificate, one of the signers of which shall be the principal executive, principal financial or principal accounting officer of the Company, complying with Section 314(a)(4) of the TIA and stating that a review of its activities and the activities of its Subsidiaries, if any, during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture (without regard to notice requirements or grace periods) and further stating, as to each such Officer signing such certificate, whether or not the signer knows of any failure by the Company, any Guarantor or any Subsidiary of the Company to comply with any conditions or covenants in this Indenture and, if such signer does know of such a failure to comply, the certificate shall describe such failure with particularity. The Officers' Certificate shall also notify the Trustee should the relevant fiscal year end on any date other than the current fiscal year end date.

                    (b) The Company shall, so long as any of the Securities are outstanding, deliver to the Trustee, promptly upon becoming aware of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto. The Trustee shall not be deemed to have knowledge of any Default, any Event of Default or any such fact unless one of its Trust Officers receives written notice thereof from the Company or any of the Holders.

          SECTION 4.8.  REPORTS.

          Whether or not the Company is required by the rules and regulations of the Commission, so long as any Securities are outstanding, the Company will furnish to the Trustee and all Holders, within 15 days after it is or would have been required to file such with the Commission, all quarterly and annual financial information that would be required to be contained in a filing with the Commission on Forms 10-Q and 10-K if the Company were required to file such Forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report thereon by the Company's certified independent accountants. In addition, whether or not required by the rules and regulations of the Commission but only to the extent permitted thereby, the Company will file a copy of all such information and reports with the Commission for public availability and make such information available to securities analysts and prospective investors upon request. Notwithstanding anything contrary herein the Trustee shall have no duty to review such documents for purposes of determining compliance with any provisions of this Indenture.

          SECTION 4.9.  LIMITATION ON STATUS AS INVESTMENT COMPANY.

          The Company and the Guarantors shall not and shall not permit any of their Subsidiaries to become an "investment company" (as that term is defined in the Investment Company Act of 1940, as amended), or otherwise become subject to regulation under the Investment Company Act.

          SECTION 4.10.  LIMITATION ON TRANSACTIONS WITH AFFILIATES.

          The Company shall not, and shall not permit any of its Subsidiaries to sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make any contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate (each of the foregoing, an "AFFILIATE TRANSACTION"), or any series of related Affiliate Transactions, unless (i) such Affiliate Transaction is on terms that are no less favorable to the Company or the relevant Subsidiary than those that could have been obtained in a comparable transaction by the Company or such Subsidiary with an unrelated Person and (ii) the Company delivers to the Trustee (a) with respect to an Affiliate Transaction, or any series of related Affiliate Transactions, involving aggregate consideration in excess of $2.5 million, a resolution of the Board of Directors set forth in an Officers' Certificate certifying that such Affiliate Transaction complies with clause (i) above and that such Affiliate Transaction has been approved by a majority of the disinterested members of the Board of Directors and (b) with respect to an Affiliate Transaction, or any series of related Affiliate Transactions, involving aggregate consideration in excess of $5.0 million, an opinion as to the fairness to the Company or such Subsidiary of such Affiliate Transaction from a financial point of view issued by an investment banking firm of national standing; PROVIDED that the following shall not be deemed to be Affiliate Transactions: (w) transactions or payments pursuant to any employment arrangements, director or officer indemnification agreements or employee or director benefit plans entered into by the Company or any of its Subsidiaries in the ordinary course of business of the Company or such Subsidiary, (x) transactions between or among the Company and/or any of its Subsidiaries, (y) any transaction or series of related transactions pursuant to terms entered into prior to the date of this Indenture and (z) Restricted Payments by the Company which are permitted by
Section 4.3 and are made on a PRO RATA basis to each stockholder of the Company.

          SECTION 4.11. LIMITATION ON INCURRENCE OF ADDITIONAL INDEBTEDNESS AND ISSUANCE OF PREFERRED STOCK.

          The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (individually and collectively, "INCUR") after the date of this Indenture any Indebtedness (including Acquired Debt), and the Company will not permit any of its Subsidiaries to issue any shares of Preferred Stock; PROVIDED that the Company and its Subsidiaries may incur Indebtedness (including Acquired Debt) or issue Preferred Stock if (a) no Default or Event of Default shall have occurred and be continuing at the time of, or would occur after giving effect on a pro forma basis to, such incurrence of Indebtedness or issuance of Preferred Stock and (b) the Fixed Charge Coverage Ratio for the Reference Period immediately preceding the date on which such additional Indebtedness is incurred or such Preferred Stock is issued would have been at least 2.0 to 1 for incurrences on or prior to June 30, 1999,
2.25 to 1 for incurrences after June 30, 1999 and on or prior to June 30, 2000 and 2.5 to 1 thereafter, in each case determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if the additional Indebtedness had been incurred or the Preferred Stock issued at the beginning of such Reference Period. Indebtedness consisting of reimbursement obligations in respect of a letter of credit will be deemed to be incurred when the letter of credit is first issued.

          The foregoing paragraph will not prevent:

          (i) the incurrence under this clause (i) by the Company or any of its Subsidiaries (other than the Foreign Companies) of (a) Maximum Senior Revolving Debt, less the aggregate amount of all Net Proceeds of Asset Sales applied to permanently reduce the commitments with respect to such Indebtedness pursuant to Section 4.14 hereof after the Issue Date and (b) Maximum Senior Term Debt less the aggregate amount of all principal payments made with respect to such Senior Maximum Term Debt;

          (ii) the incurrence by the Foreign Companies of Senior Revolving Debt pursuant to the U.K. Credit Agreements in an aggregate principal amount at any time outstanding (with letters of credit being deemed to have a principal amount equal to the maximum potential reimbursement obligation of the Foreign Companies with respect thereto and including any Permitted Refinancing Indebtedness incurred under this clause (ii) to extend, renew, refinance, defense, or refund any such Indebtedness) not to exceed an amount equal to L75.0 million (or the equivalent amount thereof, at the time of incurrence, in other foreign currencies), less the aggregate amount of all Net Proceeds of

     Assets Sales applied to permanently reduce the commitments with respect to such Indebtedness pursuant to Section 4.14 hereof after the Issue Date;

          (iii) the incurrence by the Company and the Guarantors of Indebtedness represented by the Securities (including the over-allotment option to purchase up to an additional $25,000,000 principal amount of the Securities);

          (iv) the incurrence by the Company or any of its Subsidiaries of Permitted Refinancing Indebtedness in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund, Indebtedness that was permitted by this Indenture to be incurred (including, without limitation, Existing Indebtedness);

          (v) the incurrence by the Company or any of its Subsidiaries of intercompany Indebtedness between or among the Company and/or any Subsidiaries; PROVIDED that in the case of such Indebtedness of the Company or the Guarantors, such obligations shall be unsecured and subordinated in all respects to the Company's and the Guarantors' obligations pursuant to the Securities and the Guarantees and a new incurrence shall be deemed to occur for purposes of this covenant upon any such Subsidiary ceasing to be a Subsidiary such that such Indebtedness is no longer intercompany Indebtedness between or among the Company and/or any Subsidiaries;

          (vi) the incurrence by the Company or any of its Subsidiaries of Hedging Obligations that are incurred for the purpose of fixing or hedging interest rate or currency risk with respect to any fixed or floating rate Indebtedness that is permitted by this Indenture to be outstanding or any receivable or liability the payment of which is determined by reference to a foreign currency; PROVIDED that the notional principal amount of any such Hedging Obligation does not exceed the principal amount of the Indebtedness or the amount of such receivable or liability to which such Hedging Obligation relates;

          (vii) the incurrence by the Company or any of its Subsidiaries of Indebtedness represented by performance bonds, warranty or contractual service obligations, standby letters of credit or appeal bonds, in each case to the extent incurred in the ordinary course of business of the Company or such Subsidiary in accordance with customary industry practices, in amounts and for the purposes customary in the Company's industry; and

          (viii) the incurrence by the Company or any of the Guarantors or the Foreign Companies of Indebtedness (in addition to Indebtedness permitted by any other clause of this paragraph) in an aggregate principal amount at any time outstanding (including any Indebtedness issued to extend, refinance, replace, defease or refund such Indebtedness) not to exceed $75.0 million (or the equivalent amount thereof, at the time of incurrence, in other foreign currencies).

          For purposes of determining any particular amount of Indebtedness under this covenant and so as to avoid duplication, guarantees, Liens or obligations with respect to letters of credit supporting Indebtedness otherwise included in the determination of such particular amount shall not be included. For purposes of determining compliance with this covenant, (i) in the event that an item of Indebtedness meets the criteria of more than one of the types of Indebtedness permitted by the second paragraph of this covenant, except as specifically stated otherwise and only at the time of such incurrence the Company, such Guarantor or such Subsidiary shall classify such item of Indebtedness, and only be required to include the amount and type of such Indebtedness as being incurred in one of the categories of permitted Indebtedness described above and (ii) the outstanding principal amount on any date of any Indebtedness issued with original issue discount is the face amount of such Indebtedness less the remaining unamortized portion of the original issue discount of such Indebtedness on such date.

          SECTION 4.12. LIMITATIONS ON DIVIDENDS AND OTHER PAYMENT RESTRICTIONS AFFECTING SUBSIDIARIES.

          The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary to (i)(a) pay dividends or make any other distributions to the Company or any of its Subsidiaries (1) on its Capital Stock or (2) with respect to any other interest or participation in, or measured by, its profits, or (b) pay any Indebtedness owed to the Company or any of its Subsidiaries, (ii) make loans or advances to or on behalf of the Company or any of its Subsidiaries or (iii) transfer any of its properties or assets to or on behalf of the Company or any of its Subsidiaries, except for such encumbrances or restrictions existing under or by reason of (a) Existing Indebtedness as in effect on the date of this Indenture, (b) this Indenture or any indenture or similar instrument governing Indebtedness ranking on a parity with the Securities, PROVIDED that such restrictions are no more restrictive than those contained in this Indenture, (c) applicable law, (d) any instrument governing Indebtedness or Capital Stock of a Person acquired by the Company or any of its Subsidiaries as in effect at the time of such acquisition or merger (except to the extent incurred in connection with or in contemplation of such acquisition or merger or in violation of Section 4.11, which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired or merged, (e) customary non-assignment provisions in leases entered into in the ordinary course of business, (f) purchase money obligations for property acquired in the ordinary course of business that impose restrictions of the nature described in clause (iii) above solely on the property so acquired, (g) Permitted Refinancing Indebtedness, PROVIDED that the restrictions contained in the agreements governing such Permitted Refinancing Indebtedness are no more restrictive than those contained in and do not apply to any other assets or person than was covered by the agreements governing the Indebtedness being refinanced, or
(h) the Credit Agreement, the U.K. Credit Agreements and future Foreign Company credit agreements, including related documentation as the same is in effect on July 8, 1997 and as amended or replaced from time to time (and Senior Debt under other credit agreements with lender banks or other financial institutions that are no more restrictive than the Credit Agreement), PROVIDED that no such future Foreign Company credit agreement and no such amendment or replacement is more restrictive as to the matters enumerated above than the Credit Agreement, the U.K. Credit Agreements (in the case of amendments or replacements thereof) and related documentation as in effect on July 8, 1997. Nothing contained in this Section 4.12 shall prevent the Company or any Subsidiary of the Company from creating, incurring, assuming or suffering to exist any Permitted Liens or entering into agreements in connection therewith that impose restrictions on the transfer or disposition of the property or assets subject to such Permitted Liens.

          SECTION 4.13. LIMITATIONS ON LAYERING INDEBTEDNESS; REDEEMABLE STOCK; LIENS SECURING INDEBTEDNESS.

          The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or suffer to exist (a) any
(i) Redeemable Stock, or (ii) Indebtedness that is subordinate in right of payment to any other Indebtedness of the Company or a Guarantor (other than Existing Indebtedness, Acquired Debt (except to the extent incurred in connection with or in contemplation of such acquisition or merger or in violation of Section 4.11) and Indebtedness incurred in compliance with clause (v) of Section 4.11) unless, by its terms, such Redeemable Stock or Indebtedness (A) has an original final stated maturity subsequent to the Maturity Date and a Weighted Average Life to Maturity longer than that of the Securities and (B) is subordinate in right of payment to, or ranks PARI PASSU with, the Securities or the Guarantee, as applicable, or (b) any Lien (except Permitted Liens) on any asset now owned or hereafter acquired, or on any income or profits therefrom or assign or convey any right to receive income therefrom securing any Indebtedness of the Company or any of its Subsidiaries unless all payments due under this Indenture, the Securities and the Guarantees (as applicable) are secured on an equal and ratable basis with the Obligations so secured (or, if the Obligations so secured constitute Subordinated Indebtedness, on a senior basis) until such time as such Obligations are no longer secured by a Lien.

          SECTION 4.14.  LIMITATION ON SALES OF ASSETS AND SUBSIDIARY STOCK.

          The Company shall not, and shall not permit any of its Subsidiaries to, in one or a series of related transactions, consummate an Asset Sale unless (i) the Company (or the Subsidiary, as the case may be) receives consideration at the time of such Asset Sale at least equal to the fair market value (as reasonably determined and evidenced by a resolution of the Board of Directors set forth in an Officers' Certificate delivered to the Trustee) of the assets or Equity Interests issued or sold or otherwise disposed of and (ii) at least 80% of the consideration therefor received by the Company or such Subsidiary is in the form of cash or Cash Equivalents, PROVIDED that for purposes of this provision, (x) the amount of (A) any liabilities (as shown on the most recent balance sheet of the Company or such Subsidiary or in the notes thereto) of the Company or such Subsidiary that are assumed by the transferee of any such assets (other than liabilities that are by their terms PARI PASSU with or subordinated to the Securities or the guarantee of the Guarantors, as applicable) and (B) any securities or other obligations received by the Company or any such Subsidiary from such transferee that are immediately converted by the Company or such Subsidiary into cash or Cash Equivalents (or as to which the Company or such Subsidiary has received at or prior to the consummation of the Asset Sale a commitment (which may be subject to customary conditions) from a nationally recognized investment, merchant or commercial bank to convert into cash or Cash Equivalents within 90 days of the consummation of such Asset Sale and which are thereafter actually converted into cash or Cash Equivalents within such 90-day period) will be deemed to be cash or Cash Equivalents (and shall be deemed to be Net Proceeds for purposes of the following provisions as and when reduced to cash or Cash Equivalents) to the extent of the net cash or Cash Equivalents realized thereon and (y) the fair market value of any Non-Cash Consideration received by the Company or a Subsidiary in any Non-Qualified Asset Sale shall be deemed to be cash to the extent that the aggregate fair market value (as reasonably determined and evidenced by a resolution of the Board of Directors set forth in an Officers' Certificate delivered to the Trustee) of all Non-Cash Consideration (measured at the time received and without giving effect to any subsequent changes in value) received by the Company or any of its Subsidiaries since the date of this Indenture in all Non-Qualified Asset Sales does not exceed 5% of Stockholders' Equity as of the date of such consummation. Notwithstanding the foregoing, to the extent the Company or any of its Subsidiaries receives Non-Cash Consideration as proceeds of an Asset Sale, such Non-Cash Consideration shall be deemed to be Net Proceeds for purposes of (and shall be applied in accordance with) the following provisions when the Company or such Subsidiary receives cash or Cash Equivalents from a sale, repayment, exchange, redemption or retirement of or extraordinary dividend or return of capital on such Non-Cash Consideration.

          Within 365 days after the receipt of any Net Proceeds from an Asset Sale, the Company or such Subsidiary may apply such Net Proceeds (i) to purchase one or more Nursing Facilities or Related Businesses and/or a controlling interest in the Capital Stock of a Person owning one or more Nursing Facilities and/or one or more Related Businesses (and no other material assets), (ii) to make a capital expenditure or to acquire other tangible assets, in each case, that are used or useful in any business in which the Company is permitted to be engaged pursuant to Section 4.17 hereof or (iii) to permanently reduce Senior Debt (including, in the case of Senior Revolving Debt, to correspondingly reduce commitments with respect thereto). Pending the final application of any such Net Proceeds, the Company or such Subsidiary may temporarily reduce Senior Revolving Debt. Any Net Proceeds from Asset Sales that are not applied or invested as provided in the first sentence of this paragraph will be deemed to constitute "Excess Proceeds." When the aggregate amount of Excess Proceeds exceeds $25 million, the Company shall make an offer to all Holders and holders of any other Indebtedness of the Company ranking senior to or on a parity with the Securities from time to time outstanding with similar provisions requiring the Company to make an offer to purchase or to redeem such Indebtedness with the proceeds from any Asset Sales, pro rata in proportion to the respective principal amounts (or, if applicable, accreted values of Indebtedness issued with an original issue discount) of Securities and such other Indebtedness then outstanding (collectively, an "ASSET SALE OFFER") to purchase the maximum principal amount (or, if applicable, accreted values of Indebtedness issued with an original discount) of the Securities and such other Indebtedness that may be purchased out of the Excess Proceeds, at an offer price in cash equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon and Liquidated Damages, if any, to the date of purchase (the "ASSET SALE PAYMENT"), in accordance with the procedures set forth in Section 2.14. To the extent that the aggregate amount of (or, if applicable, accreted values of Indebtedness issued with an original issue discount) Securities and such other Indebtedness tendered pursuant to an Asset Sale Offer is less than the Excess Proceeds, the Company may use any remaining Excess Proceeds for general corporate purposes not prohibited at the time under this Indenture. If the aggregate principal amount of Securities and such other Indebtedness surrendered by holders thereof exceeds the amount of Excess Proceeds, the Securities and such other Indebtedness will be purchased on a pro rata basis. Upon completion of an Asset Sale Offer, the amount of Excess Proceeds shall be reset at zero.

          SECTION 4.15.  WAIVER OF STAY, EXTENSION OR USURY LAWS.

          Each of the Company and the Guarantors covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law which would prohibit or forgive the Company or any Guarantor from paying all or any portion of the principal of, premium of, or interest on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) each of the Company and the Guarantors hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

          SECTION 4.16.  RULE 144A INFORMATION REQUIREMENT.

          The Company shall furnish to the Holders of the Securities, securities analysts, and prospective purchasers of Securities designated by the Holders of Transfer Restricted Securities, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act until such time as either the Company has concluded an offer to exchange the Exchange Securities for the Initial Securities or a registration statement relating to resales of the Securities has become effective under the Securities Act. The Company shall also furnish such information during the pendency of any suspension of effectiveness of such resale registration statement.

          SECTION 4.17.  LIMITATIONS ON LINES OF BUSINESS.

          The Company shall not, and shall not permit any of its Subsidiaries to, engage to any material extent in any business other than the ownership, operation and management of Nursing Facilities and Related Businesses.

                                   ARTICLE V

                             SUCCESSOR CORPORATION

          SECTION 5.1.  LIMITATION ON MERGER, SALE OR CONSOLIDATION.

          The Company shall not consolidate or merge with or into (whether or not the Company is the surviving corporation), or, directly or indirectly, sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets in one or more related transactions, to another Person or group of affiliated Persons or adopt a Plan of Liquidation unless (i) the Company is the surviving corporation or the entity or the Person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made or (in the case of a Plan of Liquidation) the Person which receives the greatest value from the Plan of Liquidation is a corporation organized or existing under the laws of the United States, any state thereof or the District of Columbia; (ii) the entity or Person formed by or surviving any such consolidation or merger (if other than the Company) or the entity or Person to which such sale, assignment, transfer, conveyance or other disposition shall have been made or (in the case of a Plan of Liquidation) the Person which receives the greatest value from the Plan of Liquidation assumes all the obligations of the Company under the Securities and this Indenture pursuant to a supplemental Indenture in form reasonably satisfactory to the Trustee; (iii) immediately after giving effect to such transaction on a pro forma basis, no Default or Event of Default exists; and (iv) the Company or the entity or Person formed by or surviving any such consolidation or merger (if other than the Company), or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made or (in the case of a Plan of Liquidation) the Person which receives the greatest value from the Plan of Liquidation (A) will have Consolidated Net Worth immediately after the transaction equal to or greater than the Consolidated Net Worth of the Company immediately preceding the transaction and (B) will, at the time of such transaction and after giving pro forma effect thereto as if such transaction had occurred at the beginning of the Reference Period, be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in the first paragraph of Section 4.11.

          Upon any consolidation or merger or any such sale, assignment, transfer, conveyance or other disposition (but not lease) or consummation of a Plan of Liquidation in accordance with the foregoing, the successor corporation formed by such consolidation or into which the Company is merged or to which such transfer is made or, in the case or a Plan of Liquidation, the entity which receives the greatest value from such Plan of Liquidation shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named therein as the Company, and the Company shall be released from the obligations under the Securities and this Indenture except with respect to any obligations that arise from, or are related to, such transaction.

          For purposes of the foregoing, the transfer (by lease, assignment, sale or otherwise) of all or substantially all of the properties and assets of one or more Subsidiaries, the Company's interest in which constitutes all or substantially all of the properties and assets of the Company, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

          SECTION 5.2.  SUCCESSOR CORPORATION SUBSTITUTED.

          Upon any consolidation or merger or any transfer of all or substantially all of the assets of the Company in accordance with Section 5.1 hereof, the successor corporation formed by such consolidation or into which the Company is merged or to which such transfer is made, shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named herein as the Company, and when a successor corporation duly assumes all of the obligations of the Company pursuant hereto and pursuant to the Securities, the Company shall be released from such obligations (except with respect to any obligations that arise from, or are related to, such transaction).


                                  ARTICLE VI

                        EVENTS OF DEFAULT AND REMEDIES

          SECTION 6.1.  EVENTS OF DEFAULT.

          "EVENT OF DEFAULT," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be caused voluntarily or involuntarily or effected, without limitation, by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                    (i) failure by the Company to pay any installment of interest upon the Securities as and when the same becomes due and payable, and the continuance of any such failure for a period of 30 days (whether or not such payment is prohibited by Article XII or otherwise);

                    (ii) failure by the Company to pay all or any part of the principal of or premium, if any, on the Securities when and as the same becomes due and payable at maturity, upon redemption, by acceleration, or otherwise, including, without limitation, default in the payment of the Change of Control Payment in accordance with Article XI or the Asset Sale Payment in accordance with Section 4.14 or otherwise;

                    (iii) failure by the Company or any Guarantor for 30 days after written notice to comply with the provisions of Section 4.3 or 4.11 hereof;

                    (iv) failure by the Company or any Guarantor to observe or perform any other covenant or agreement contained in the Securities or this Indenture (other than as specifically dealt with in paragraph
     (i), (ii) or (iii) of this Section 6.1) and the continuance of such failure for a period of 60 days after written notice is given to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Securities outstanding, specifying such default or breach, requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

                    (v) any default occurs under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any of its Subsidiaries (or the payment of which is guaranteed by the Company or any of its Subsidiaries), whether such Indebtedness or guarantee exists on the date of this Indenture or is thereafter created, which default (a) constitutes a Payment Default or (b) results in the acceleration of such Indebtedness prior to its final stated maturity and, in each case, the principal amount of any Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or that has been so accelerated, aggregates in excess of $20 million;

                    (vi) final unsatisfied judgments not covered by insurance for the payment of money, or the issuance of any warrant of attachment against any portion of the property or assets of the Company or any of its Subsidiaries, aggregating in excess of $20 million, at any one time shall be rendered against the Company or any of its Subsidiaries and not be stayed, bonded or discharged for a period (during which execution shall not be effectively stayed) of 60 days (or, in the case of any such final judgment which provides for payment over time, which shall so remain unstayed, unbonded or undischarged beyond any applicable payment date provided therein);

                    (vii) any Guarantee by a Guarantor which is a Significant Subsidiary shall cease for any reason not permitted by this Indenture to be in full force and effect, or any such Guarantor, or any person acting on behalf of any such Guarantor, shall deny or disaffirm its obligations under its Guarantee;

                    (viii) a decree, judgment, or order by a court of competent jurisdiction shall have been entered adjudicating the Company or any of its Significant Subsidiaries as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization of the Company or any of its Significant Subsidiaries under any bankruptcy or similar law, and such decree or order shall have continued undischarged and unstayed for a period of 60 days, PROVIDED, HOWEVER, that if the entry of such order or decree is appealed and dismissed on appeal then the Event of Default hereunder by reason of the entry of such judgment or decree shall be deemed to have been cured; or a decree, judgment or order of a court of competent jurisdiction appointing a receiver, liquidator, trustee, or assignee in bankruptcy or insolvency for the Company, any of its Significant

     Subsidiaries, or any substantial part of the property of any such Person, or for the winding up or liquidation of the affairs of any such Person, shall have been entered, and such decree, judgment, or order shall have remained in force undischarged and unstayed for a period of 60 days; PROVIDED, HOWEVER, that if the entry of such order or decree is appealed and dismissed on appeal then the Event of Default hereunder by reason of the entry of such judgment or decree shall be deemed to have been cured; or

                    (ix) the Company or any of its Significant Subsidiaries shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization under any bankruptcy or similar law or similar statute, or shall consent to the filing of any such petition, or shall consent to the appointment of a Custodian, receiver, liquidator, trustee, or assignee in bankruptcy or insolvency of it or any substantial part of its assets or property, or shall make a general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, fail generally to pay its debts as they become due, or take any corporate action in furtherance of any of the foregoing.

          If a Default occurs and is continuing, the Trustee must, within 90 days after the occurrence of such default, give to the Holders notice of such default.

          SECTION 6.2.  ACCELERATION OF MATURITY DATE; RESCISSION AND
ANNULMENT.

          If an Event of Default (other than an Event of Default specified in Section 6.1(viii) or (ix) above relating to the Company or any of its Significant Subsidiaries) occurs and is continuing, then, and in every such case, unless the principal of all of the Securities shall have already become due and payable, either the Trustee or the Holders of at least 25% in aggregate principal amount of then outstanding Securities, by a notice in writing to the Company (and to the Trustee if given by Holders) (an "ACCELERATION NOTICE"), may declare all of the principal of the Securities, determined as set forth below, including in each case accrued interest thereon, to be due and payable immediately; PROVIDED that so long as at least $15 million of Senior Debt is outstanding under the Credit Agreement, no acceleration of the maturity of the Securities shall be effective until the earlier of (i) five days after notice of acceleration is received by the Representative under the Credit Agreement (unless such Event of Default is cured or waived prior thereto) and (ii) the date on which any Senior Debt under the Credit Agreement is accelerated. In the event a declaration of acceleration resulting from an Event of Default described in Section 6.1(v) above has occurred and is continuing, such declaration of acceleration shall be automatically annulled if such default is cured or waived or the holders of the Indebtedness which is the subject of such default have rescinded their declaration of acceleration in respect of such Indebtedness within sixty days thereof and the Trustee has received written notice of such cure, waiver or rescission and no other Event of Default described in Section 6.1(v) above has occurred that has not been cured or waived, or as to which the declaration has not been rescinded, within sixty days of the declaration of such acceleration in respect of such Indebtedness. If an Event of Default specified in Section 6.1(viii) or (ix) above relating to the Company or any Significant

Subsidiary occurs, all principal and accrued interest thereon will be immediately due and payable on all outstanding Securities without any declaration or other act on the part of Trustee or the Holders.

          At any time after such a declaration of acceleration being made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter provided in this Article VI, the Holders of not less than a majority in aggregate principal amount of then outstanding Securities, by written notice to the Company and the Trustee, may rescind, on behalf of all Holders, any such declaration of acceleration if:

               (1) the Company has paid or deposited with the Trustee cash sufficient to pay:

                    (A) all overdue interest and Liquidated Damages, if any, on all Securities,

                    (B) the principal of (and premium, if any, applicable to) any Securities which would become due other than by reason of such declaration of acceleration, and interest thereon at the rate borne by the Securities,

                    (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate borne by the Securities,

                    (D) all sums paid or advanced by the Trustee hereunder and the compensation, expenses, disbursements and advances of the Trustee and its agents and counsel, and all other amounts due the Trustee under Section 7.7 and

               (2) all Events of Default, other than the non-payment of the principal of, premium, if any, and interest on Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 6.12 hereof.

Notwithstanding the previous sentence of this Section 6.2, no waiver shall be effective against any Holder for any Event of Default or event which with notice or lapse of time or both would be an Event of Default with respect to
(i) any covenant or provision which cannot be modified or amended without the consent of the Holder of each outstanding Security affected thereby, unless all such affected Holders agree, in writing, to waive such Event of Default or other event and (ii) any provision requiring supermajority approval to amend, unless such default has been waived by such a supermajority. No such waiver shall cure or waive any subsequent default or impair any right consequent thereon.

          SECTION 6.3. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

          The Company covenants that if an Event of Default in payment of principal, premium or interest specified in clause (i) or (ii) of Section 6.1 hereof occurs and is continuing, the Company shall, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal, premium (if any), and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any), and on any overdue interest, at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including compensation to, and expenses, disbursements and advances of the Trustee and its agents and counsel and all other amounts due the Trustee under Section 7.7.

          If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust in favor of the Holders, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

          If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

          SECTION 6.4.  TRUSTEE MAY FILE PROOFS OF CLAIM.

          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal, premium, if any (and Liquidated Damages, if any), or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise to take any and all actions under the TIA, including

          (1) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee and its agent and counsel and all other amounts due the Trustee under Section 7.7) and of the Holders allowed in such judicial proceeding, and

          (2) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel, and any other amounts due the Trustee under Section 7.7 hereof.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

          SECTION 6.5. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.

          All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust in favor of the Holders, and any recovery of judgment shall, after provision for the payment of compensation to, and expenses, disbursements and advances of the Trustee and its agents and counsel and all other amounts due the Trustee under Section 7.7, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

          SECTION 6.6.  PRIORITIES.

          Any money collected by the Trustee pursuant to this Article VI shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium (if any), or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST:  To the Trustee in payment of all amounts due pursuant to
Section 7.7 hereof;

          SECOND: To the Holders in payment of the amounts then due and unpaid for principal of, premium (if any), and interest on, the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium (if any), and interest, respectively; and

          THIRD: To the Company, the Guarantors or such other Person as may be lawfully entitled thereto, the remainder, if any, each as their respective interests may appear.

          The Trustee may, but shall not be obligated to, fix a record date and payment date for any payment to the Holders under this Section 6.6.

          SECTION 6.7.  LIMITATION ON SUITS.

          No Holder of any Security shall have any right to order or direct the Trustee to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

               (A) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

               (B) the Holders of not less than 25% in aggregate principal amount of then outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

               (C) such Holder or Holders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities to be incurred or reasonably probable to be incurred in compliance with such request;

               (D) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

               (E) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

          SECTION 6.8. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST.

          Notwithstanding any other provision of this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of, and premium (if any), and interest on, such Security on the Maturity Dates of such payments as expressed in such Security (in the case of redemption, the Redemption Price on the applicable Redemption Date, in the case of the Change of Control Payment, on the applicable Change of Control Payment Date, and in the case of the Asset Sale Payment, on the Purchase Date) and to institute suit for the enforcement of any such payment after such respective dates, and such rights shall not be impaired without the consent of such Holder.

          SECTION 6.9.  RIGHTS AND REMEDIES CUMULATIVE.

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in Section 2.7 hereof, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          SECTION 6.10.  DELAY OR OMISSION NOT WAIVER.

          No delay or omission by the Trustee or by any Holder of any Security to exercise any right or remedy arising upon any Event of Default shall impair the exercise of any such right or remedy or constitute a waiver of any such Event of Default. Every right and remedy given by this Article VI or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

          SECTION 6.11.  CONTROL BY HOLDERS.

          The Holder or Holders of a majority in aggregate principal amount of then outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred upon the Trustee, PROVIDED, that

               (1) such direction shall not be in conflict with any rule of law or with this Indenture,

               (2) the Trustee shall not determine that the action so directed would be unjustly prejudicial to the Holders not taking part in such direction, and

               (3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

          SECTION 6.12.  WAIVER OF EXISTING OR PAST DEFAULT.

          Subject to Section 6.8 and 9.2 hereof, the Holder or Holders of not less than a majority in aggregate principal amount of the outstanding Securities may, on behalf of all Holders, waive any existing or past Default or Event of Default hereunder and its consequences under this Indenture, except a default

               (A) in the payment of the principal of, premium, if any, or interest on, any Security as specified in clauses (i) and (ii) of Section
     6.1 hereof and not yet cured, or

               (B)  in respect of a covenant or provision hereof which, under
     Article IX, cannot be modified or amended without the consent of the Holder of each outstanding Security affected.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair the exercise of any right arising therefrom.

          SECTION 6.13.  UNDERTAKING FOR COSTS.

          All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted to be taken by it as Trustee, any court may in its discretion require the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 6.13 shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount of the outstanding Securities, or to any suit instituted by any Holder for enforcement of the payment of principal of, or premium (if any), or interest on, any Security on or after the respective Maturity Date expressed in such Security (including, in the case of redemption, on or after the Redemption
Date).

          SECTION 6.14.  RESTORATION OF RIGHTS AND REMEDIES.

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every case, subject to any determination in such proceeding, the Company, the Guarantors, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

                                  ARTICLE VII

                                    TRUSTEE

          The Trustee hereby accepts the trust imposed upon it by this Indenture and covenants and agrees to perform the same, as herein expressed, subject to the terms hereof.

          SECTION 7.1.  DUTIES OF TRUSTEE.

                    (a) If a Default or an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of his or her own affairs.

                    (b) Except during the continuance of a Default or an Event of Default:

               (1) The Trustee need perform only those duties as are specifically set forth in this Indenture and no others, and no covenants or obligations shall be implied in or read into this Indenture which are adverse to the Trustee, and

               (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

                    (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

               (1) This paragraph does not limit the effect of paragraph (b) of this Section 7.1,

               (2) The Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts, and

               (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.11 hereof.

                    (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or to take or omit to take any action under this Indenture or at the request, order or direction of the Holders or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                    (e) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c), (d) and (f) of this Section 7.1.

                    (f) The Trustee shall not be liable for interest on any assets received by it except as the Trustee may agree in writing with the Company (including without limitation to the extent the Trustee receives funds prior to the interest payment date in order to comply with the provisions of Section 4.1). Assets held in trust by the Trustee need not be segregated from other assets except to the extent required by law.

          SECTION 7.2.  RIGHTS OF TRUSTEE.

          Subject to Section 7.1 hereof:

                    (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in such document.

                    (b) Before the Trustee acts or refrains from acting, it may consult with counsel and may require an Officers' Certificate or an Opinion of Counsel, which shall conform to Sections 14.4 and 14.5 hereof. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or advice of counsel.

                    (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                    (d) The Trustee shall not be liable for any action it or its agent takes or omits to take in good faith which it believes to be authorized or within its rights or powers conferred upon it by this Indenture.

                    (e) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit.

                    (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders, pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

                    (g) Unless otherwise specifically provided for in this Indenture, any demand, request, direction or notice from the Company or any Guarantor shall be sufficient if signed by an Officer of the Company or such Guarantor, as applicable.

                    (h) The Trustee shall have no duty to inquire as to the performance of the Company's or any Guarantor's covenants in Article IV hereof or as to the performance by any Agent of its duties hereunder. In addition, the Trustee shall not be deemed to have knowledge of any Default or Event of Default except (i) any Event of Default occurring pursuant to Sections 6.1(i), 6.1(ii) and 4.1 hereof, or (ii) any Default or Event of Default of which the Trustee shall have received written notification or obtained actual knowledge.

                    (i) Whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate.

          SECTION 7.3.  INDIVIDUAL RIGHTS OF TRUSTEE.

          The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company, any Guarantor, any of their Subsidiaries, or their respective Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee must comply with Sections 7.10 and
7.11 hereof.

          SECTION 7.4.  TRUSTEE'S DISCLAIMER.

          The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities and it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement in the Securities, other than the Trustee's certificate of authentication, or the use or application of any funds received by a Paying Agent other than the Trustee.

          SECTION 7.5.  NOTICE OF DEFAULT.

          If a Default or an Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Securityholder notice of the uncured Default or Event of Default within 90 days after such Default or Event of Default occurs. Except in the case of a Default or an Event of Default in payment of principal (or premium, if any), of, or interest on, any Security (including the payment of the Change of Control Purchase Price on the Change of Control Payment Date, the payment of the Redemption Price on the Redemption Date and the payment of the Offer Price on the Purchase Date), the Trustee may withhold the notice if and so long as a Trust Officer in good faith determines that withholding the notice is in the interest of the Securityholders.

          SECTION 7.6.  REPORTS BY TRUSTEE TO HOLDERS.

          Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, the Trustee shall, if required by law, mail to each Securityholder a brief report dated as of such May 15 that complies with TIA Section 313(a). The Trustee also shall comply with TIA Sections 313(b) and 313(c).

          The Company shall promptly notify the Trustee in writing if the Securities become listed on any stock exchange or automatic quotation system.

          A copy of each report at the time of its mailing to Securityholders shall be mailed to the Company and filed with the SEC and each stock exchange, if any, on which the Securities are listed.

          SECTION 7.7.  COMPENSATION AND INDEMNITY.

          The Company and the Guarantors jointly and severally agree to pay to the Trustee from time to time reasonable compensation for its services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company and the Guarantors shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances incurred or made by it in accordance with this Indenture. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents, accountants, experts and counsel.

          The Company and the Guarantors jointly and severally agree to indemnify the Trustee (in its capacity as Trustee) and each of its officers, directors, attorneys-in-fact and agents for, and hold it harmless against, any claim, demand, expense (including but not limited to reasonable compensation, disbursements and expenses of the Trustee's agents and counsel), loss or liability incurred by it without negligence or bad faith on the part of the Trustee, arising out of or in connection with the administration of this trust and its rights or duties hereunder, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The

Trustee shall notify the Company promptly of any claim asserted against the Trustee for which it may seek indemnity. The Company and the Guarantors shall defend the claim and the Trustee shall provide reasonable cooperation at the Company's and the Guarantors' expense in the defense. The Trustee may have separate counsel and the Company and the Guarantors shall pay the reasonable fees and expenses of such counsel; PROVIDED, that the Company and the Guarantors will not be required to pay such fees and expenses if they assume the Trustee's defense and there is no conflict of interest between the Company and the Guarantors and the Trustee in connection with such defense. The Company and the Guarantors need not pay for any settlement made without their written consent. The Company and the Guarantors need not reimburse any expense or indemnify against any loss or liability to the extent incurred by the Trustee through its negligence, bad faith or willful misconduct.

          To secure the Company's and the Guarantors' payment obligations in this Section 7.7, the Trustee shall have a lien prior to the Securities on all assets held or collected by the Trustee, in its capacity as Trustee, except assets held in trust to pay principal and premium, if any, of or interest on particular Securities.

          When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.1(viii) or (ix) of this Indenture occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

          The Company's and the Guarantors' obligations under this Section
7.7 and any lien arising hereunder shall survive the resignation or removal of the Trustee, the discharge of the Company's and the Guarantors' obligations pursuant to Article VIII of this Indenture and any rejection or termination of this Indenture under any Bankruptcy Law.

          SECTION 7.8.  REPLACEMENT OF TRUSTEE.

          The Trustee may resign by so notifying the Company in writing. The Holder or Holders of a majority in aggregate principal amount of the outstanding Securities may remove the Trustee by so notifying the Company and the Trustee in writing and may appoint a successor trustee with the Company's consent. The Company may remove the Trustee if:

               (a)  the Trustee fails to comply with Section 7.10 hereof;

               (b)  the Trustee is adjudged bankrupt or insolvent;

               (c) a receiver, Custodian or other public officer takes charge of the Trustee or its property; or

               (d)  the Trustee becomes incapable of acting.

          If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holder or Holders of a majority in principal amount of the Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

          A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that and provided that all sums owing to the retiring Trustee provided for in
Section 7.7 hereof have been paid, the retiring Trustee shall transfer all property held by it as trustee to the successor Trustee, subject to the lien provided in Section 7.7 hereof, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Holder.

          If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holder or Holders of at least 10% in principal amount of the outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          If the Trustee fails to comply with Section 7.10 hereof, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          Notwithstanding replacement of the Trustee pursuant to this Section 7.8, the Company's and the Guarantors' obligations under Section 7.7 hereof shall continue for the benefit of the retiring Trustee.

          SECTION 7.9.  SUCCESSOR TRUSTEE BY MERGER, ETC.

          If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the resulting, surviving or transferee corporation without any further act shall, if such resulting, surviving or transferee corporation is otherwise eligible hereunder, be the successor Trustee.

          SECTION 7.10.  ELIGIBILITY; DISQUALIFICATION.

          The Trustee shall at all times satisfy the requirements of TIA
Section 310(a)(1), (2) and (5). The Trustee shall have a combined capital and surplus of at least $25,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA Section 310(b).

          SECTION 7.11.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

          The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

                                     ARTICLE VIII

                 DISCHARGE; LEGAL DEFEASANCE AND COVENANT DEFEASANCE

          SECTION 8.1. DISCHARGE; OPTION TO EFFECT LEGAL DEFEASANCE OR COVENANT DEFEASANCE.

          This Indenture shall cease to be of further effect (except that the Company's and the Guarantors' obligations under Section 7.7 and the Trustee's and the Paying Agent's obligations under Sections 8.6 and 8.7 shall survive) when all outstanding Securities theretofore authenticated and issued have been delivered (other than destroyed, lost or stolen Securities that have been replaced or paid) to the Trustee for cancellation and the Company or the Guarantors have paid all sums payable hereunder. In addition, the Company may elect to have Section 8.2, at the Company's option and at any time within one year of the Maturity Date of the Securities, or Section 8.3, at the Company's option at any time, of this Indenture applied to all outstanding Securities upon compliance with the conditions set forth below in this Article VIII.

          SECTION 8.2.  LEGAL DEFEASANCE AND DISCHARGE.

          Upon the Company's exercise under Section 8.1 hereof of the option applicable to this Section 8.2, the Company and the Guarantors shall be deemed to have been discharged from their respective obligations with respect to all outstanding Securities on the date the conditions set forth below are satisfied (hereinafter, "LEGAL DEFEASANCE"). For this purpose, such Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented and this Indenture shall cease to be of further effect as to all outstanding Securities and Guarantees, except as to be deemed to be "outstanding" only for the purposes of Section 8.5 hereof and the other Sections of this Indenture referred to in (a) and (b) below, and the Company and the Guarantors shall be deemed to have satisfied all other of their respective obligations under such Securities and this Indenture (and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of outstanding Securities to receive payments in respect of the principal of, premium, if any, and interest on such Securities when such payments are due from the trust described in Section 8.5, (b) the Company's obligations with respect to such Securities under Sections 2.3, 2.4, 2.6, 2.7, 2.10, 5.2, 8.5, 8.6 and
8.7 hereof and (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder and the Company's and the Guarantors' obligations in connection therewith. Subject to compliance with this Article VIII, the Company may exercise its option under this Section 8.2 notwithstanding the prior exercise of its option under Section 8.3 hereof with respect to the Securities.

          SECTION 8.3.  COVENANT DEFEASANCE.

          Upon the Company's exercise under Section 8.1 hereof of the option applicable to this Section 8.3, the Company and the Guarantors shall be released from their respective obligations under the covenants contained in Sections 4.3, 4.6, 4.7, 4.8, 4.10, 4.11, 4.12, 4.13, 4.14, 4.15, 4.16 and 4.17, Article V and
Article XI hereof with respect to the outstanding Securities on and after the date the conditions set forth below are satisfied (hereinafter, "COVENANT DEFEASANCE"), and the Securities shall thereafter be deemed not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder. For this purpose, such Covenant Defeasance means that, with respect to the outstanding Securities, neither the Company nor any Guarantor need comply with and shall have any liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document (and
Section 6.1(iii) hereof shall not apply to any such covenant), but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby. In addition, upon the Company's exercise under Section 8.1 hereof of the option applicable to this Section 8.3, Sections 6.1(v) and 6.1(vi) hereof shall not constitute Events of Default with respect to the Securities.

          SECTION 8.4.  CONDITIONS TO LEGAL OR COVENANT DEFEASANCE.

          The following shall be the conditions to the application of either
Section 8.2 or 8.3 hereof to the outstanding Securities:

                    (a) (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 7.10 hereof who shall agree to comply with the provisions of this Article VIII applicable to it), in trust, for the benefit of the Holders of the Securities, cash, U.S. Government Obligations, or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, premium, if any, and interest on such outstanding Securities on their Maturity Date (the "Defeasance Trust"); (ii) in the case of Legal Defeasance, the Company shall have delivered to the Trustee an opinion of counsel in the United States confirming that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion of counsel shall confirm that, the Holders of such outstanding Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such Legal Defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;
(iii) in the case of Covenant Defeasance, the Company shall have delivered to the Trustee an opinion of counsel in the United States confirming that the Holders of such outstanding Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such Covenant Defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred; (iv) no Default or Event of Default shall have occurred and be continuing on the date of such deposit (other than a Default or Event of Default resulting from the borrowing of funds to be applied to such deposit) or insofar as Events of Default from bankruptcy or insolvency events are concerned, at any time in the period ending on the 91st day after the date of deposit; (v) such Legal Defeasance or Covenant Defeasance will not result in a breach or violation of, or constitute a default under any material agreement or instrument (other than this Indenture) to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound (other than a breach, violation or default resulting from the borrowing of funds to be applied to such deposit); (vi) the Company must have delivered to the Trustee an opinion of counsel to the effect that after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally; (vii) the Company must deliver to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders of such Securities over the other creditors of the Company with the intent of defeating, hindering, delaying or defrauding other creditors of the Company; and (viii) the Company must deliver to the Trustee an Officers' Certificate and an opinion of counsel, each stating that the conditions precedent provided for in, in the case of the Officers' Certificate, (i) through (vi) and, in the case of the opinion of counsel, clauses (i), (with respect to the validity and perfection of the security interest) (ii), (iii) and (v) of this paragraph, have been complied with.

          If the funds deposited with the Trustee to effect Legal Defeasance or Covenant Defeasance are insufficient to pay the principal of premium, if any, and interest on the Securities when due, then the obligations of the Company and the Guarantors under this Indenture, the Securities and the Guarantees will be revived and no such defeasance will be deemed to have occurred.

          SECTION 8.5. DEPOSITED CASH AND U.S. GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS.

          Subject to Section 8.6 hereof, all cash and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 8.5, the "PAYING AGENT") pursuant to Section 8.4 hereof in respect of the outstanding Securities shall be held in trust and applied by the Paying Agent, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any other Paying Agent as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

          The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 8.4 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.


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          SECTION 8.6.  REPAYMENT TO THE COMPANY.

                    (a) Anything in this Article VIII to the contrary notwithstanding, the Trustee or the Paying Agent shall deliver or pay to the Company from time to time upon the request of the Company any cash or U.S. Government Obligations held by it as provided in Section 8.4 hereof which in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 8.4(a) hereof), are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

                    (b) Any cash and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Security and remaining unclaimed for two years after such principal, and premium, if any, or interest has become due and payable shall be paid to the Company on its request; and the Holder of such Security shall thereafter look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in the NEW YORK TIMES and THE WALL STREET JOURNAL (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

          SECTION 8.7.  REINSTATEMENT.

          If the Trustee or Paying Agent is unable to apply any cash or U.S. Government Obligations in accordance with Section 8.2 or 8.3 hereof, as the case may be, of this Indenture by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's and the Guarantors' obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.2 or 8.3 hereof until such time as the Trustee or Paying Agent is permitted to apply such money in accordance with Sections 8.2 and 8.3 hereof, as the case may be; PROVIDED, HOWEVER, that, if the Company makes any payment of principal of, premium, if any, or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the cash or U.S. Government Obligations held by the Trustee or Paying Agent.


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                                      ARTICLE IX

                         AMENDMENTS, SUPPLEMENTS AND WAIVERS

          SECTION 9.1.  SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

          Without the consent of any Holder, the Company or any Guarantor, when authorized by Board Resolutions, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

               (1) to cure any ambiguity, defect, or inconsistency, or make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided such action pursuant to this clause (1) shall not adversely affect the interests of any Holder in any material respect;

               (2) to provide for uncertificated Securities in addition to or in place of certificated Securities;

               (3) to add to the covenants of the Company or the Guarantors for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company or the Guarantors;

               (4) to provide for collateral for or additional Guarantors of the Securities;

               (5) to evidence the succession of another Person to the Company, and the assumption by any such successor of the obligations of the Company, herein and in the Securities in accordance with Article V;

               (6)  to comply with the TIA;

               (7) to evidence the succession of another corporation to any Guarantor and assumption by any such successor of the Guarantee of such Guarantor (as set forth in Section 12.4) in accordance with Article XII;

               (8)  to evidence the release of any Guarantor in accordance with
Article XII;

               (9) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities;


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

               (10) in any other case where a supplemental indenture is required or permitted to be entered into pursuant to the provisions of this Indenture without the consent of any Holder; or

               (11) to provide for the issuance and authorization of the Exchange Securities.

          SECTION 9.2. AMENDMENTS, SUPPLEMENTAL INDENTURES AND WAIVERS WITH CONSENT OF HOLDERS.

          Subject to Section 6.8 hereof, with the consent of the Holders of at least a majority in principal amount of the Securities then outstanding (including consents obtained in connection with a tender offer or exchange offer for such Securities), by written act of said Holders delivered to the Company and the Trustee, the Company or any Guarantor, when authorized by Board Resolutions, and the Trustee may amend or supplement this Indenture or the Securities or enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or the Securities or of modifying in any manner the rights of the Holders under this Indenture or the Securities.
Subject to Section 6.8, the Holder or Holders of not less than a majority in aggregate principal amount of then outstanding Securities may waive compliance by the Company or any Guarantor with any provision of this Indenture or the Securities. Notwithstanding any of the above, however, no such amendment, supplemental indenture or waiver shall, without the consent of the Holder of each outstanding Security affected thereby:

          (1) change the Maturity Date on any Security, or reduce the principal amount thereof or the rate (or extend the time for payment) of interest thereon or any premium payable upon the redemption thereof, or change the place of payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Maturity Date thereof (or in the case of redemption, on or after the Redemption Date), or reduce the Change of Control Purchase Price or the Asset Sale Offer Price or alter the provisions (including the defined terms used herein) regarding the right of the Company to redeem the Securities in a manner adverse the Holders; or

          (2) reduce the percentage in principal amount of the outstanding Securities, the consent of whose Holders is required for any such amendment, supplemental indenture or wavier provided for in this Indenture;

          (3) modify any of the waiver provisions, except to increase any required percentage or to provide that certain other provision of this Indenture cannot be modified or waived without the consent of the Holder of each outstanding Note affected thereby; or


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          (4)  make the Securities subordinated in right of payment to any extent or under any circumstances to any other indebtedness, except to the extent no less favorable to the Holders than would be consistent with Article XII hereof as in effect on the Issue Date.

          It shall not be necessary for the consent of the Holders under this
Section 9.2 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

          After an amendment, supplement or waiver under this Section becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture or waiver.

          After an amendment, supplement or waiver under this Section 9.2 or under Section 9.4 hereof becomes effective, it shall bind each Holder.

          In connection with any amendment, supplement or waiver under this
Article IX, the Company may, but shall not be obligated to, offer to any Holder who consents to such amendment, supplement or waiver, or to all Holders, consideration for such Holder's consent to such amendment, supplement or waiver.

          SECTION 9.3.  COMPLIANCE WITH TIA.

          Every amendment, waiver or supplement of this Indenture or the Securities shall comply with the TIA as then in effect.

          SECTION 9.4.  REVOCATION AND EFFECT OF CONSENTS.

          Until an amendment, waiver or supplement becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of his Security by written notice to the Company or the Person designated by the Company as the Person to whom consents should be sent if such revocation is received by the Company or such Person before the date on which the Trustee receives an Officers' Certificate certifying that the Holders of the requisite principal amount of Securities have consented (and not theretofore revoked such consent) to the amendment, supplement or waiver.

          The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver, which record date shall be the date so fixed by the Company notwithstanding the provisions of the TIA. If a record date is fixed, then notwithstanding the last sentence of the immediately preceding


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

paragraph, those Persons who were Holders at such record date, and only those Persons (or their duly designated proxies), shall be entitled to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than ninety days after such record date.

          After an amendment, supplement or waiver becomes effective, it shall bind every Securityholder, unless it makes a change described in any of clauses
(1) through (4) of Section 9.2 hereof, in which case, the amendment, supplement or waiver shall bind only each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security; PROVIDED, that any such waiver shall not impair or affect the right of any Holder to receive payment of principal and premium of and interest on a Security, on or after the respective dates set for such amounts to become due and payable expressed in such Security, or to bring suit for the enforcement of any such payment on or after such respective dates.

          SECTION 9.5.  NOTATION ON OR EXCHANGE OF SECURITIES.

          If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee or require the Holder to put an appropriate notation on the Security. The Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms. Any failure to make the appropriate notation or to issue a new Security shall not affect the validity of such amendment, supplement or waiver.

          SECTION 9.6.  TRUSTEE TO SIGN AMENDMENTS, ETC.

          The Trustee shall execute any amendment, supplement or waiver authorized pursuant to this Article IX; PROVIDED, that the Trustee may, but shall not be obligated to, execute any such amendment, supplement or waiver which affects the Trustee's own rights, duties or immunities under this Indenture. The Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of any amendment, supplement or waiver authorized pursuant to this Article IX is authorized or permitted by this Indenture.

          SECTION 9.7.  AGREEMENT BY REPRESENTATIVE UNDER THE CREDIT AGREEMENT.

          Notwithstanding any of the above, however, so long as any Senior Debt is outstanding under the Credit Agreement, no such modification, supplement or waiver of any of the terms or provisions of Article XIII shall be effective unless expressly agreed to in writing by the Representative under the Credit Agreement. So long as any Senior Debt is outstanding under the Credit Agreement, the Trustee shall deliver written notice of any modification or supplement


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

to the Securities or this Indenture to the Representative under the Credit Agreement no less than five business days before the effective date of any such modification or supplement.

                                      ARTICLE X

                                       RESERVED


                                      ARTICLE XI

                             RIGHT TO REQUIRE REPURCHASE

          SECTION 11.1. REPURCHASE OF SECURITIES AT OPTION OF THE HOLDER UPON A CHANGE OF CONTROL.

                    (a) In the event that a Change of Control occurs, each Holder shall have the right, at such Holder's option, subject to the terms and conditions of this Indenture, to require the Company to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of such Holder's Securities pursuant to an irrevocable and unconditional offer, as described below (the "CHANGE OF CONTROL OFFER"), at an offer price in cash (the "CHANGE OF CONTROL PURCHASE PRICE") equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest and Liquidated Damages, if any, thereon to and including the date of purchase (the "CHANGE OF CONTROL PAYMENT") on a date that is not more than 90 days after the occurrence of such Change of Control (the "CHANGE OF CONTROL PAYMENT DATE").

                    (b) In the event of a Change of Control, the Company shall follow the procedures set forth in this Section 11.1 as follows:

                    (i) the Change of Control Offer shall commence within 45 days following the occurrence of a Change of Control;

                    (ii) the Change of Control Offer shall remain open for at least 20 Business Days following its commencement except to the extent that a longer period is required by applicable law (but in any case not more than 40 Business Days following its commencement);

                    (iii) within three Business Days following the expiration of a Change of Control Offer, the Company shall purchase all of the tendered Securities at the Change of Control Purchase Price;

                    (iv) if the Change of Control is on or after an interest payment record date and on or before the related interest payment date, any accrued interest (and Liquidated Damages, if any) will be paid to the Person in whose name a Security is


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

     registered at the close of business on such record date, and no additional interest will be payable to Securityholders who tender Securities pursuant to the Change of Control Offer;

                    (v) the Company shall provide the Trustee and the Paying Agent with written notice of the Change of Control Offer at least three Business Days before the commencement of any Change of Control Offer; and

                    (vi) on or before the commencement of any Change of Control Offer, the Company or the Trustee (upon the request and at the expense of the Company) shall send, by first-class mail, a notice to each of the Securityholders, which (to the extent consistent with this Indenture) shall govern the terms of the Change of Control Offer and shall state:

                              (A)  that the Change of Control Offer is
          being made pursuant to this Section 11.1 and that all Securities, or portions thereof, tendered will be accepted for payment;

                              (B)  the Change of Control Purchase
          Price (including the amount of accrued but unpaid interest (and Liquidated Damages, if any)) and the Change of Control Payment Date;

                              (C)  that any Security, or portion
          thereof, not tendered or accepted for payment will continue to accrue interest;

                              (D)  that, unless the Company defaults
          in depositing cash with the Paying Agent in accordance with the last paragraph of this subsection (b), or such payment is prevented for any reason, any Security, or portion thereof, accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Purchase Date;

                              (E)  that Holders electing to have a
          Security, or portion thereof, purchased pursuant to a Change of Control Offer will be required to surrender the Security, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Security completed, to the Paying Agent (which may not for purposes of this Section 11.1, notwithstanding anything in this Indenture to the contrary, be the Company or any Affiliate of the Company) at the address specified in the notice prior to the expiration of the Change of Control Offer;


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

                              (F)  that Holders will be entitled to
          withdraw their election, in whole or in part, if the Paying Agent receives, prior to the expiration of the Change of Control Offer, a facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Securities the Holder is withdrawing and a statement containing a facsimile signature and stating that such Holder is withdrawing his election to have such principal amount of Securities purchased;

                              (G)  that Holders whose Securities are
          purchased only in part will be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered; and

                              (H)  a brief description of the events
          resulting in such Change of Control.

          On or before the Change of Control Payment Date, the Company shall, to the extent lawful, (1) accept for payment all Securities or portions thereof properly tendered and not withdrawn pursuant to the Change of Control Offer, (2) deposit with the Paying Agent an amount in cash equal to the Change of Control Payment in respect of all Securities or portions thereof so tendered and (3) deliver or cause to be delivered to the Trustee the Securities so accepted together with an Officers' Certificate listing the Securities or portions thereof being purchased by the Company. The Paying Agent shall promptly mail to each Holder so tendered the Change of Control Payment for such Securities, and the Trustee will promptly authenticate and mail (or cause to be transferred by book entry) to each Holder a new Security equal in principal amount to any unpurchased portion of the Securities surrendered, if any, PROVIDED that each such new Security will be in a principal amount of $1,000 or an integral multiple thereof. Any Securities improperly tendered or withdrawn will be delivered promptly by the Company to the Holder thereof. The Company shall publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

          Any such Change of Control Offer shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control.


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

                                     ARTICLE XII

                                      GUARANTEE

          SECTION 12.1.  GUARANTEE.

                    (a) In consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, to the fullest extent permitted by applicable law, each of the Guarantors hereby irrevocably and unconditionally guarantees (the "GUARANTEE") to the Trustee and its successors and assigns, irrespective of the validity and enforceability against the Company and the other Guarantors of this Indenture, the Securities or the obligations of the Company under this Indenture or the Securities, that: (x) the principal of and premium (if any), and interest on the Securities will be paid in full when due, whether at the Maturity Date or Interest Payment Date, by acceleration, call for redemption, upon a Change of Control, an Asset Sale Offer or otherwise; (y) all other obligations of the Company to the Holders or the Trustee under this Indenture or the Securities will be promptly paid in full or performed, all in accordance with the terms of this Indenture and the Securities; and (z) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, they will be paid in full when due or performed in accordance with the terms of the extension or renewal, whether at maturity, by acceleration, call for redemption, upon a Change of Control, an Offer to Purchase or otherwise. Failing payment when due of any amount so guaranteed for whatever reason, each Guarantor shall be obligated to pay the same before failure so to pay becomes an Event of Default.

          If the Company or a Guarantor defaults in the payment of the principal of, premium, if any, or interest on, the Securities when and as the same shall become due, whether upon maturity, acceleration, call for redemption, upon a Change of Control Offer, upon an Asset Sale Offer or otherwise, without the necessity of action by the Trustee or any Holder, each Guarantor shall be required, jointly and severally, to promptly make such payment in full.

                    (b) Each Guarantor hereby agrees to the fullest extent permitted by applicable law, that its obligations with regard to this Guarantee shall be unconditional, irrespective of the validity, regularity or enforceability of the Securities or this Indenture, the absence of any action to enforce the same, any delays in obtaining or realizing upon or failures to obtain or realize upon collateral, the recovery of any judgment against the Company, any action to enforce the same or any other circumstances that might otherwise constitute a legal or equitable discharge or defense of a Guarantor. Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company or right to require the prior disposition of the assets of the Company to meet its obligations, protest, notice and all demands whatsoever and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in the Securities and this Indenture.

                    (c) If any Holder or the Trustee is required by any court or otherwise to return to either the Company or any Guarantor, or any Custodian or similar official acting in relation to either the Company or such Guarantor, any amount paid by either the Company or such Guarantor to the Trustee or such Holder, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Guarantor agrees that it will not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby.
 Each Guarantor further agrees that, as between such Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (i) the maturity of the obligations guaranteed hereby may be accelerated as provided in Section
6.2 hereof for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration as to the Company of the obligations guaranteed hereby, and (ii) in the event of any declaration of acceleration of those obligations as provided in Section 6.2 hereof, those obligations (whether or not due and payable) will forthwith become due and payable by each of the Guarantors for the purpose of this Guarantee.

                    (d) It is the intention of each Guarantor and the Company that the obligations of each Guarantor hereunder shall be in, but not in excess of, the maximum amount permitted by applicable law. Accordingly, if the obligations in respect of the Guarantee would be annulled, avoided or subordinated to the creditors of any Guarantor by a court of competent jurisdiction in a proceeding actually pending before such court as a result of a determination both that such Guarantee was made by such Guarantor without fair consideration and, immediately after giving effect thereto, such Guarantor was insolvent or unable to pay its debts as they mature or left with an unreasonably small capital, then the obligations of such Guarantor under such Guarantee shall be reduced by such court if and to the extent such reduction would result in the avoidance of such annulment, avoidance or subordination; PROVIDED, HOWEVER, that any reduction pursuant to this paragraph shall be made in the smallest amount as is strictly necessary to reach such result. For purposes of this paragraph, "fair consideration", "insolvency", "unable to pay its debts as they mature", "unreasonably small capital" and the effective times of reductions, if any, required by this paragraph shall be determined in accordance with applicable law.

          SECTION 12.2.  EXECUTION AND DELIVERY OF GUARANTEE.

          Each Guarantor shall, by virtue of such Guarantor's execution and delivery of this Indenture or such Guarantor's execution and delivery of an indenture supplement pursuant to Section 12.3 hereof, be deemed to have signed on each Security issued hereunder the notation of guarantee set forth on the form of the Securities attached hereto as Exhibit A to the same extent as if the signature of such Guarantor appeared on such Security.

          The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the guarantee set forth in Section 12.1 on behalf of each Guarantor. The notation of a guarantee set forth on any Security shall be null and void and of no further effect with respect to the guarantee of any Guarantor which, pursuant to Section 12.4 or Section 12.5, is released from such Guarantee.

          SECTION 12.3.  CERTAIN BANKRUPTCY EVENTS.

          Each Guarantor hereby covenants and agrees, to the fullest extent that it may do so under applicable law, that in the event of the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company, such Guarantor shall not file (or join in any filing of), or otherwise seek to participate in the filing of, any motion or request seeking to stay or to prohibit (even temporarily) execution on the Guarantee and hereby waives and agrees not to take the benefit of any such stay of execution, whether under
Section 362 or 105 of the United States Bankruptcy Code or otherwise.

          SECTION 12.4. LIMITATION ON MERGER, CONSOLIDATION, ETC. OF GUARANTORS; RELEASE OF CERTAIN GUARANTORS.

          No Guarantor shall consolidate or merge with or into (whether or not such Guarantor is the surviving person) another person unless (i) subject to the provisions of the following paragraph, the person formed by or surviving any such consolidation or merger (if other than such Guarantor) assumes all the obligations of such Guarantor pursuant to a supplemental indenture in form reasonably satisfactory to the Trustee, pursuant to which such person shall unconditionally guarantee, on a senior subordinated basis, all of such Guarantor's obligations under such Guarantor's Guarantee and the Indenture on the terms set forth in the Indenture; and (ii) immediately before and immediately after giving effect to such transaction on a PRO FORMA basis, no Default or Event of Default shall have occurred or be continuing.

          Notwithstanding the foregoing, upon the (i) sale or disposition (whether by merger, stock purchase, asset sale or otherwise) of a Guarantor (or all of its assets) to an entity which is not a Subsidiary of the Company or upon the dissolution of any Guarantors which sale, disposition or dissolution is otherwise in compliance with this Indenture, or (ii) the release of any Guarantor from its obligations as a guarantor under the Credit Agreement, so long as (a) no Default or Event of Default shall have occurred and be continuing at the time of, or would occur after giving effect in a PRO FORMA basis to, such release, (b) the Company is permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio Test set forth in Section 4.11 on the date when such release occurs, and (c) the amount of Indebtedness outstanding under the Credit Agreement for at least 30 days prior to the time of such release is at least $250 million, such Guarantor will be deemed released from its obligations under its Guarantee of the Securities; PROVIDED, HOWEVER, that any such termination shall occur only to the extent that all obligations of such Guarantor under all of its guarantees of, and under all of its pledges of assets or other security interests which secure, any Indebtedness of the Company shall also terminate upon such sale, disposition or dissolution.

          SECTION 12.5.  FUTURE GUARANTORS.

          Upon (i) the acquisition by the Company or Guarantor of the Capital Stock of any Person, if, as a result of such acquisition, such Person becomes a Subsidiary of the Company or any Guarantor or (ii) the last day of any fiscal quarter during which any Subsidiary of the

Company that is not a Guarantor as of such date and has not previously been released as a Guarantor pursuant to Section 12.4 hereof becomes a Subsidiary, such Subsidiary (any such Subsidiary, hereinafter being called a "FUTURE SUBSIDIARY GUARANTOR") shall unconditionally guarantee the obligations of the Company with respect to payment and performance of the Securities and the other obligations of the Company under this Indenture to the same extent that such obligations are guaranteed by the other Guarantors pursuant to Section
12.1 hereof; and, within ten Business Days of the date of such occurrence, such Future Subsidiary Guarantor shall execute and deliver to the Trustee a supplemental indenture, which shall be in a form satisfactory to the Trustee, making such Future Subsidiary Guarantor a party to this Indenture; PROVIDED, HOWEVER, that the foregoing provisions of this Section 12.5 shall not apply to (A) (x) Subsidiaries of the Company or any Guarantor having total assets with a book value of less than $500,000 and that do not guarantee any Senior Debt and (y) any Subsidiary which is not then either a Guarantor or a guarantor under the Credit Agreement or other Indebtedness under any agreement or instrument to which the Company is a party or by which the Company is bound, if (i) such Subsidiary is not required by the terms of the Credit Agreement or such other agreement or instrument to become a guarantor under the Credit Agreement or such other agreement or instrument and (ii) the conditions for releasing a Guarantor from its obligations as a Guarantor of the Notes specified in clause (ii) in the second paragraph of Section 12.4 are then satisfied) and (B) Sun Systems, Inc. and each CareerStaff Company and each Foreign Company, if such person does not (i) guarantee or otherwise becomes liable for Indebtedness of the Company or any Guarantor (other than, in the case of CareerStaff Companies, Indebtedness under the Credit Agreement), and (ii) does not cause more than two-thirds of its Equity Interests to be pledged to secure Indebtedness of the Company or any Guarantor (other than, in the case of CareerStaff Companies, Indebtedness under the Credit Agreement).


                                     ARTICLE XIII

                                    SUBORDINATION

          SECTION 13.1.  SECURITIES SUBORDINATED TO SENIOR DEBT.

          The Company and the Guarantors and each Holder, by its acceptance of Securities, agree that (a) the payment of the principal of and interest on the Securities and (b) any other payment in respect of the Securities, including on account of the acquisition or redemption of the Securities by the Company and the Guarantors (including, without limitation, pursuant to Section 4.14, 11.1, or Article XII) is subordinated, to the extent and in the manner provided in this Article XIII, to the prior payment in full in cash or Cash Equivalents of all Senior Debt of the Company and the Guarantors and that these subordination provisions are for the benefit of the holders of Senior Debt.

          This Article XIII shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Debt, and such provisions are made for the benefit of the holders of Senior Debts and such holders are made obligees hereunder and any one or more of them may enforce such provisions.

          SECTION 13.2.  NO PAYMENT ON SECURITIES IN CERTAIN CIRCUMSTANCES.

                    (a) No payment (by set-off or otherwise) shall be made by or on behalf of the Company or a Guarantor, as applicable, on account of the principal of, premium, if any, or interest on the Securities (including any repurchases of Securities), or on account of the redemption provisions of the Securities, for cash or property (other than Junior Securities or from a Defeasance Trust), (i) upon the maturity of any Senior Debt of the Company or such Guarantor, as applicable, by lapse of time, acceleration (unless waived) or otherwise, unless and until all principal of, premium, if any, and the interest on such Senior Debt are first paid in full in cash or Cash Equivalents (or such payment is duly provided for) or otherwise to the extent holders accept satisfaction of amounts due by settlement in other than cash or Cash Equivalents, or (ii) in the event of default in the payment of any principal of, premium, if any, or interest on Senior Debt of the Company or such Guarantor when it becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise (a "PAYMENT DEFAULT"), unless and until (in the case of both (i) and (ii)) such Payment Default has been cured or waived or otherwise has ceased to exist.

                    (b) Upon (i) the happening of an event of default (other than a Payment Default) that permits the holder of Senior Debt to declare such Senior Debt to be due and payable and (ii) written notice of such event of default given to the Company and the Trustee by the Representative under the Credit Agreement or the holders of an aggregate of at least $50 million principal amount outstanding of any other Senior Debt or their representative (a "PAYMENT NOTICE"), then, unless and until such event of default has been cured or waived or otherwise has ceased to exist, no payment (by set-off or otherwise) may be made by or on behalf of the Company or any Guarantor which is an obligor under such Senior Debt on account of the principal of, premium, if any, or interest on the Securities (including any repurchases of any of the Securities), or on account of the redemption provisions of the Securities, in any such case, other than payments made with Junior Securities or from a Defeasance Trust. Notwithstanding the foregoing, unless the Senior Debt in respect of which such event of default exists has been declared due and payable in its entirety within 179 days after the Payment Notice is delivered as set forth above (the "PAYMENT BLOCKAGE PERIOD") (and such declaration has not been rescinded or waived), at the end of the Payment Blockage Period, the Company and the Guarantors shall be required to pay all sums not paid to the Holders of the Securities during the Payment Blockage Period due to the foregoing prohibitions and to resume all other payments as and when due on the Securities. Any number of Payment Notices may be given; PROVIDED that (i) not more than one Payment Notice shall be given within a period of any 360 consecutive days, and (ii) no default that existed upon the date of such Payment Notice or the commencement of such Payment Blockage Period (whether or not such event of default is on the same issue of Senior
Debt) shall be made the basis for the commencement of any other Payment Blockage Period unless such other Payment Blockage Period is commenced by a Payment Notice from the Representative under the Credit

Agreement and such event of default shall have been cured or waived for a period of at least 90 consecutive days.

                    (c) Upon any distribution of assets of the Company or any Guarantor upon any dissolution, winding up, total or partial liquidation or reorganization of the Company or a Guarantor, whether voluntary or involuntary, in bankruptcy, insolvency, receivership or a similar proceeding or upon assignment for the benefit of creditors or any marshalling of assets or liabilities, the provisions of Section 13.3 of this Indenture shall apply.

          The subordination provisions hereof shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any Senior Debt is rescinded or must otherwise be returned by any holder of such Senior Debt upon the insolvency, bankruptcy or reorganization of the Company, any Guarantor or otherwise, all as though such payment has not been made.

          SECTION 13.3. SECURITIES SUBORDINATED TO PRIOR PAYMENT OF ALL SENIOR DEBT ON DISSOLUTION, LIQUIDATION OR REORGANIZATION.

          Upon any distribution of assets of the Company or any Guarantor or upon any dissolution, winding up, total or partial liquidation or reorganization of the Company or a Guarantor, whether voluntary or involuntary, in bankruptcy, insolvency, receivership or a similar proceeding or upon assignment for the benefit of creditors or any marshalling of assets or liabilities:

                    (a) the holders of all Senior Debt of the Company or such Guarantor, as applicable, will first be entitled to receive payment in full in cash or Cash Equivalents (or have such payment duly provided for to the satisfaction of such holders) or otherwise to the extent holders accept satisfaction of amounts due by settlement in other than cash or Cash Equivalents before the Holders are entitled to receive any payment on account of the principal of, premium, if any, and interest on the Securities or any Obligation in respect of the Securities (other than Junior Securities or from a Defeasance Trust);

                    (b) any payment or distribution of assets of the Company or such Guarantor of any kind or character from any source, whether in cash, property or securities (other than Junior Securities or from a Defeasance Trust) to which the Holders or the Trustee on behalf of the Holders would be entitled (by set-off or otherwise), except for the provisions of this Article XIII, shall be paid by the liquidating trustee or agent or other person making such a payment or distribution directly to the holders of such Senior Debt or their representative to the extent necessary to make payment in full (or have such payment duly provided for) on all such Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Debt; and

                    (c) in the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company or any Guarantor (other than Junior Securities or from a Defeasance Trust) shall be received by the Trustee or the Holders at a time when such payment or distribution is prohibited by the foregoing provisions, such payment or distribution shall be held in trust for the benefit of the holders of such Senior Debt, and shall be paid or delivered by the Trustee or such Holders, as the case may be, to the holders of such Senior Debt remaining unpaid or unprovided for or to their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Debt may have been issued, ratably according to the aggregate principal amounts remaining unpaid on account of such Senior Debt held or represented by each, for application to the payment of all such Senior Debt remaining unpaid, to the extent necessary to pay or to provide for the payment of all such Senior Debt in full in cash or Cash Equivalents or otherwise to the extent holders accept satisfaction of amounts due by settlement in other than cash or Cash Equivalents after giving effect to any concurrent payment or distribution to the holders of such Senior Debt.

          SECTION 13.4. SECURITYHOLDERS TO BE SUBROGATED TO RIGHTS OF HOLDERS OF SENIOR DEBT.

          Subject to the payment in full in cash or Cash Equivalents of all Senior Debt of the Company or any Guarantor as provided herein, the Holders of Securities shall be subrogated to the rights of the holders of such Senior Debt to receive payments or distributions of assets of the Company applicable to the Senior Debt until all amounts owing on the Securities shall be paid in full, and for the purpose of such subrogation no such payments or distributions to the holders of such Senior Debt by or on behalf of the Company or any Guarantor, or by or on behalf of the Holders by virtue of this
Article XIII, which otherwise would have been made to the Holders shall, as between the Company or any Guarantor and the Holders, be deemed to be payment by the Company or any Guarantor or on account of such Senior Debt, it being understood that the provisions of this Article XIII are and are intended solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of such Senior Debt, on the other hand.

          If any payment or distribution to which the Holders would otherwise have been entitled but for the provisions of this Article XIII shall have been applied, pursuant to the provisions of this Article XIII, to the payment of amounts payable under Senior Debt of the Company or any Guarantor, then the Holders shall be entitled to receive from the holders of such Senior Debt any payments or distributions received by such holders of Senior Debt in excess of the amount sufficient to pay all amounts payable under or in respect of such Senior Debt in full in cash or Cash Equivalents.

          SECTION 13.5. OBLIGATIONS OF THE COMPANY AND THE GUARANTORS UNCONDITIONAL.

          Nothing contained in this Article XIII or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Company and any Guarantors and the Holders, the obligation of each such Person, which is absolute and unconditional, to pay to the Holders the principal of, premium, if any, and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders and creditors of the Company and the Guarantors other than the holders of the Senior Debt, nor shall anything herein or therein prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this
Article XIII, of the holders of Senior Debt in respect of cash, property or securities of the Company and the Guarantors received upon the exercise of any such remedy. Notwithstanding anything to the contrary in this Article XIII or elsewhere in this Indenture or in the Securities, upon any distribution of assets of the Company and the Guarantors referred to in this
Article XIII, the Trustee, subject to the provisions of Sections 7.1 and 7.2, and the Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating Trustee or agent or other Person making any distribution to the Trustee or to the Holders for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Debt and other Indebtedness of the Company or any Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XIII so long as such court has been apprised of the provisions of, or the order, decree or certificate makes reference to, the provisions of this Article XIII. Nothing in this
Section 13.5 shall apply to the claims of, or payments to, the Trustee under or pursuant to Section 7.7.

          SECTION 13.6. TRUSTEE ENTITLED TO ASSUME PAYMENTS NOT PROHIBITED IN ABSENCE OF NOTICE.

          The Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee unless and until a Trust Officer of the Trustee or any Paying Agent shall have received, no later than one Business Day prior to such payment written notice thereof from the Company or from one or more holders of Senior Debt or from any representative therefor and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Sections 7.1 and 7.2, shall be entitled in all respects conclusively to assume that no such fact exists.

          SECTION 13.7.  APPLICATION BY TRUSTEE OF ASSETS DEPOSITED WITH IT.

          Amounts deposited in trust with the Trustee pursuant to and in accordance with Article VIII shall be for the sole benefit of Securityholders and, to the extent (i) the making of such deposit by the Company shall not be in contravention of any term or provision of the Credit Agreement and (ii) allocated for the payment of Securities, shall not be subject to the subordination provisions of this Article XIII. Otherwise, any deposit of assets with the Trustee or the Agent (whether or not in trust) for the payment of principal of or interest on any Securities shall be subject to the provisions of Sections 13.1, 13.2, 13.3 and 13.4; PROVIDED that, if prior to one Business Day preceding the date on which by the terms of this Indenture any such assets may become distributable for any purpose (including without limitation, the payment of either principal of or interest on any Security) the Trustee or such Paying Agent shall not have received with respect to such assets the written notice provided for in Section 13.6, then the Trustee or such Paying Agent shall have full power and authority to receive such assets and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such date.

          SECTION 13.8. SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR OMISSIONS OF THE COMPANY, THE GUARANTORS OR HOLDERS OF SENIOR DEBT.

          No right of any present or future holders of any Senior Debt to enforce subordination provisions contained in this Article XIII shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or any Guarantor or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company or any Guarantor with the terms of this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of Senior Debt may extend, renew, modify or amend the terms of the Senior Debt or any security therefor and release, sell or exchange such security and otherwise deal freely with the Company and the Guarantors, all without affecting the liabilities and obligations of the parties to this Indenture or the Holders.

          SECTION 13.9. SECURITYHOLDERS AUTHORIZE TRUSTEE TO EFFECTUATE SUBORDINATION OF SECURITIES.

          Each Holder of the Securities by his acceptance thereof authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provisions contained in this Article XIII and to protect the rights of the Holders pursuant to this Indenture, and appoints the Trustee his attorney-in-fact for such purpose, including, in the event of any dissolution, winding up, liquidation or reorganization of the Company or any Guarantor (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company or any Guarantor), the immediate filing of a claim for the unpaid balance of his Securities in the form required in said proceedings and cause said claim to be approved. If the Trustee does not file a proper claim or proof of debt in the form required in such proceeding prior to 30 days before the expiration of the time to file such claim or claims, then the holders of the Senior Debt or their representative are or is hereby authorized to have the right to file and are or is hereby authorized to file an appropriate claim for and on behalf of the Holders of said Securities. Nothing herein contained shall be deemed to authorize the Trustee or the holders of Senior Debt or their representative to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee or the holders of Senior Debt or their representative to vote in respect of the claim of any Securityholder in any such proceeding.

          SECTION 13.10.  RIGHT OF TRUSTEE TO HOLD SENIOR DEBT.

          The Trustee shall be entitled to all of the rights set forth in this Article XIII in respect of any Senior Debt at any time held by it to the same extent as any other holder of Senior Debt, and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.


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

          SECTION 13.11.  ARTICLE XIII NOT TO PREVENT EVENTS OF DEFAULT.

          The failure to make a payment on account of principal of, premium, if any, or interest on the Securities by reason of any provision of this
Article XIII shall not be construed as preventing the occurrence of a Default or an Event of Default under Section 6.1 or in any way limit the rights of the Trustee or any Holder to pursue any other rights or remedies with respect to the Securities.

          SECTION 13.12.  NO FIDUCIARY DUTY OF TRUSTEE TO HOLDERS OF SENIOR
DEBT.

          The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt, and shall not be liable to any such holders (other than for its willful misconduct or negligence) if it shall in good faith mistakenly pay over or distribute to the Holders of Securities or the Company, any Guarantor or any other Person, cash, property or securities to which any holders of Senior Debt shall be entitled by virtue of this
Article XIII or otherwise. Nothing in this Section 13.12 shall affect the obligation of any other such Person to hold such payment for the benefit of, and to pay such payment over to, the holders of Senior Debt or their representative. In the event of any conflict between the fiduciary duty of the Trustee to the Holders of Securities and to the holders of Senior Debt, the Trustee is expressly authorized to resolve such conflict in favor of the Holders.

                                  ARTICLE XIV

                                 MISCELLANEOUS

          SECTION 14.1.  TIA CONTROLS.

          If any provision of this Indenture limits, qualifies, or conflicts with the duties imposed by operation of the TIA, the imposed duties, upon qualification of this Indenture under the TIA, shall control.

          SECTION 14.2.  NOTICES.

          Any notices or other communications to the Company or any Guarantor or the Trustee required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telex, by telecopier or registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

          if to the Company or any Guarantor:

               Sun Healthcare Group, Inc.
               101 Sun Avenue NE
               Albuquerque, New Mexico 87109

               Attention:  Chief Financial Officer
               Telecopy:  (505) 821-9532

          with a copy to:

               Shearman & Sterling
               555 California, Suite 2000
               San Francisco, California  94123
               Attention:  William Hinman
               Telecopy:  (415) 616-1199

          if to the Trustee:

               U.S. Bank Trust National Association
               U.S. Bank Trust Center
               180 East Fifth Street, Suite 200
               St. Paul, Minnesota 55101
               Attention:  Corporate Trust Administration
               Telecopy:  (612) 244-0711

          Any party by notice to each other party may designate additional or different addresses as shall be furnished in writing by such party. Any notice or communication to any party shall be deemed to have been given or made as of the date so delivered, if personally delivered; when answered back, if telexed; when receipt is acknowledged, if telecopied; and five Business Days after mailing if sent by registered or certified mail, postage prepaid (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

          Any notice or communication mailed to a Securityholder shall be mailed to him by first class mail or other equivalent means at his address as it appears on the registration books of the Registrar and shall be sufficiently given to him if so mailed within the time prescribed.

          Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

          SECTION 14.3.  COMMUNICATIONS BY HOLDERS WITH OTHER HOLDERS.

          Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and any other Person shall have the protection of TIA Section 312(c).


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

          SECTION 14.4.  CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

          Upon any request or application by the Company or any Guarantor to the Trustee to take any action under this Indenture, such Person shall furnish to the Trustee:

                    (1) an Officers' Certificate (in form and substance reasonably satisfactory to the Trustee) stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been met; and

                    (2) an Opinion of Counsel (in form and substance reasonably satisfactory to the Trustee) stating that, in the opinion of such counsel, all such conditions precedent have been met.

          SECTION 14.5.  STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

          Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                    (1) a statement that the Person making such certificate or opinion has read such covenant or condition;

                    (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                    (3) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been met; and

                    (4) a statement as to whether or not, in the opinion of each such Person, such condition or covenant has been met; PROVIDED, HOWEVER, that with respect to matters of fact an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials.

          SECTION 14.6.  RULES BY TRUSTEE, PAYING AGENT, REGISTRAR.

          The Trustee may make reasonable rules for action by or at a meeting of Securityholders. The Paying Agent or Registrar may make reasonable rules for its functions.


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

          SECTION 14.7.  LEGAL HOLIDAYS.

          A "LEGAL HOLIDAY" is a Saturday, a Sunday or a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close. If a payment date is a Legal Holiday at such place, payment may be made at such place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

          SECTION 14.8.  GOVERNING LAW.

          THIS INDENTURE, THE GUARANTEES AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK. EACH OF THE COMPANY AND THE GUARANTORS HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE AND THE SECURITIES, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. EACH OF THE COMPANY AND THE GUARANTORS IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE TRUSTEE OR ANY SECURITYHOLDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY AND THE GUARANTORS IN ANY OTHER JURISDICTION.

          SECTION 14.9.  NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

          This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or any Guarantor or any of their respective Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

          SECTION 14.10.  NO RECOURSE AGAINST OTHERS.

          No partner, incorporator, direct or indirect stockholder, director, officer or employee, as such, past, present or future, of the Company or any Guarantor, or any successor entity, shall have any personal liability in respect of the obligations of the Company and the Guarantors under the Securities, this Indenture or for any claim based on, in respect of, or by reason of such obligations or their creation by reason of his, her or its status as such partner, incorporator, stockholder, director, officer or employee. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

          SECTION 14.11.  SUCCESSORS.

          All agreements of the Company and the Guarantors in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

          SECTION 14.12.  DUPLICATE ORIGINALS.

          All parties may sign any number of copies or counterparts of this Indenture. Each signed copy or counterpart shall be an original, but all of them together shall represent the same agreement.

          SECTION 14.13.  SEVERABILITY.

          In case any one or more of the provisions in this Indenture or in the Securities or in the Guarantees shall be held invalid, illegal or unenforceable, in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the full extent permitted by law.

          SECTION 14.14.  TABLE OF CONTENTS, HEADINGS, ETC.

          The Table of Contents, Cross-Reference Table and headings of the Articles and the Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

          SECTION 14.15.  QUALIFICATION OF INDENTURE.

          The Company shall qualify this Indenture under the TIA in accordance with the terms and conditions of the Registration Rights Agreement and shall pay all costs and expenses (including attorneys' fees for the Company and the Trustee) incurred in connection therewith, including, but not limited to, costs and expenses of qualification of this Indenture and the Securities and printing this Indenture and the Securities. The Trustee shall be entitled to receive from the Company any such Officers' Certificates, Opinions of Counsel or other documentation as it may reasonably request in connection with any such qualification of this Indenture under the TIA.


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

          SECTION 14.16.  REGISTRATION RIGHTS.

          Certain Holders of the Securities may be entitled to certain registration rights with respect to such Securities pursuant to, and subject to the terms of, the Registration Rights Agreement.


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

                                  SIGNATURES

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first written above.

                                       SUN HEALTHCARE GROUP, INC.,
                                         a Delaware corporation



                                       By: /s/ Robert D. Woltil
                                           -------------------------------------
                                           Name:     Robert D. Woltil
                                           Title:    Chief Financial Officer

                                       U.S. BANK TRUST NATIONAL
                                       ASSOCIATION,
                                       as Trustee



                                       By: /s/ Richard H. Prokosch
                                           -------------------------------------
                                           Name:     Richard H. Prokosch
                                           Title:    Assistant Vice President

                                       GUARANTORS, as listed on Schedule I
                                       hereto



                                       By: /s/ Robert D. Woltil
                                           -------------------------------------
                                           Name:     Robert D. Woltil
                                           Title:    Senior Vice President and
                                                     Chief Financial Officer of
                                                     the Guarantors except for
                                                     Accelerated Care Plus, LLC
                                                     and Hospital Therapy
                                                     Service of Michigan, LLC of
                                                     which he is Senior Vice
                                                     President and Chief
                                                     Executive Officer of each
                                                     of their members HC, Inc.
                                                     and Cal-Med, Inc. and
                                                     SunCare Respitory Services,
                                                     Inc., respectively

                                   SCHEDULE I

                                   GUARANTORS

Accelerated Care Plus, LLC
Americare Homecare, Inc.
Americare of West Virginia, Inc.
Bay Colony Health Service, Inc.
Beckley Health Care Corp.
Bergen Eldercare, Inc.
Braswell Enterprises, Inc.
Brittany Rehabilitation Center, Inc.
Cal-Med, Inc.
Care Enterprises, Inc.
Care Enterprises West
Care Home Health Services
Carmichael Rehabilitation Center
Circleville Health Care Corp.
Clipper Home of North Conway, Inc.
Clipper Home of Portsmouth, Inc.
Clipper Home of Rochester, Inc.
Clipper Home of Wolfeboro, Inc.
Coalinga Rehabilitation Center
Community Re-Entry Services of Cortland, Inc.
Covina Rehabilitation Center
Dunbar Health Care Corp.
Evergreen Rehabilitation Center
Executive Pharmacy Services, Inc.
Fairfield Rehabilitation Center
First Class Pharmacy, Inc.
Fullerton Rehabilitation Center
Glendora Rehabilitation Center
Glenville Health Care, Inc.
Golan Healthcare Group, Inc.
Goodwin Nursing Home, Inc.
Grand Terrace Rehabilitation Center
G-WZ of Stamford, Inc.
Hallmark Health Services, Inc.
Harbor View Rehabilitation Center
Hawthorne Rehabilitation Center
HC, Inc.
Heritage Rehabilitation Center
Heritage-Torrance Rehabilitation Center
HTA of New Jersey, Inc.

Huntington Beach Convalescent Hospital
Jackson Rehabilitation Center, Inc.
Linda-Mar Rehabilitation Center
Living Services, Inc.
LTC Staffinders, Inc.
Manatee Springs Nursing Center, Inc.
Marion Health Care Corp.
Masthead Corporation
Meadowbrook Rehabilitation Center
Mediplex Atlanta Rehabilitation Institute, Inc.
Mediplex Management, Inc.
Mediplex Management of Palm Beach County, Inc.
Mediplex Management of Port St. Lucie, Inc.
Mediplex Management of Texas, Inc.
Mediplex of Concord, Inc.
Mediplex of Connecticut, Inc.
Mediplex of Kentucky, Inc.
Mediplex of Maryland, Inc.
Mediplex of Massachusetts, Inc.
Mediplex of New Hampshire, Inc.
Mediplex of New Jersey, Inc.
Mediplex of New York, Inc.
Mediplex of Ohio, Inc.
Mediplex of Tennessee, Inc.
Mediplex of Virginia, Inc.
Mediplex Rehabilitation of Massachusetts, Inc.
New Bedford Nursing Center, Inc.
New Lexington Health Care Corp.
Newport Beach Rehabilitation Center
Nursing Home, Inc.
Oakview Treatment Centers of Kansas, Inc.
Oasis Mental Health Treatment Center, Inc.
Orange Rehabilitation Hospital, Inc.
Pacific Beach Physical Therapy, Inc.
Paradise Rehabilitation Center, Inc.
Paso Robles Rehabilitation Center
Peachwood Physical Therapy, Inc.
Pharmacy Factors of California, Inc.
Pharmacy Factors of Florida, Inc.
Pharmacy Factors of Texas, Inc.
P.M.N.F. Management, Inc.
Putnam Health Care Corp.
Quality Care Holding Corporation
Quality Nursing Care of Massachusetts, Inc.

Regency Health Services, Inc.
Regency High School, Inc.
Regency - North Carolina, Inc.
Regency Outpatient Services, Inc.
Regency Rehab Hospitals, Inc.
Regency Rehab Properties, Inc.
Regency Rehabilitation Management & Consulting Services, Inc.
Regency - Tennessee, Inc.
RHS Management Corporation
Rosewood Rehabilitation Center, Inc.
Salem Health Care Corp.
San Bernardino Rehabilitation Hospital, Inc.
Savannas Hospital Limited Partnership
Shandin Hills Rehabilitation Center
SHG International Holdings, Inc.
Special Medical Services, Inc.
Spofford Land, Inc.
Stockton Rehabilitation Center, Inc.
SunAlliance Healthcare Services, Inc.
SunBridge, Inc.
Sun Care Corp.
SunCare Respiratory Services, Inc.
SunChoice Medical Supply, Inc.
SunDance Rehabilitation Corporation
SunFactors, Inc.
Sun Healthcare (Europe) LLC
Sun Healthcare, Inc.
Sun Lane Purchase Corporation
Sunmark of New Mexico, Inc.
SunPlus Home Health Services, Inc.
SunQuest Consulting, Inc.
Sunrise Healthcare Corporation
Sunrise Healthcare of Colorado, Inc.
Sunrise Healthcare of Florida, Inc.
Sunrise Rehab of Colorado, Inc.
SunScript Pharmacy Corporation
SunSolution, Inc.
Sunspectrum Outpatient Rehabilitation-Concord, Inc.
The Mediplex Group, Inc.
Vista Knoll Rehabilitation Center, Inc.
West Jersey/Mediplex Rehabilitation L.P.
Willowview Rehabilitation Center
Worcester Nursing Center, Inc.

                                                                       EXHIBIT A

                              [FORM OF SECURITY]

                          SUN HEALTHCARE GROUP, INC.

            9 3/8% SERIES A(1) SENIOR SUBORDINATED NOTE DUE 2008

                                                        CUSIP No. ______________
No.                                                     $


          Sun Healthcare Group, Inc., a Delaware corporation (hereinafter called the "COMPANY", which term includes any successors under the Indenture hereinafter referred to), for value received, hereby promises to pay to _____, or registered assigns, the principal sum of _____ Dollars, on May 1, 2008.

          Interest Payment Dates: May 1 and November 1, commencing November 1, 1998.

          Record Dates:  April 15 and October 15.

          Reference is made to the further provisions of this Security on the reverse side, which will, for all purposes, have the same effect as if set forth at this place.

          IN WITNESS WHEREOF, the Company has caused this Instrument to be duly executed under its corporate seal.

Dated:

                                       SUN HEALTHCARE GROUP, INC.,
                                       a Delaware corporation


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

Attest:
        ----------------------
        Name:
        Title:

---------------------
(1) Series A should be replaced with Series B in the Exchange Securities.

                  [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

          This is one of the Securities described in the within-mentioned Indenture.

                                       U.S. BANK TRUST NATIONAL ASSOCIATION,
                                       as Trustee



                                       By
                                          ----------------------------------
                                         Authorized Signatory


Dated:

                          SUN HEALTHCARE GROUP, INC.


            9 3/8% SERIES A(2) SENIOR SUBORDINATED NOTE DUE 2008

          Unless and until it is exchanged in whole or in part for Securities in definitive form, this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) ("DTC"), to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.(3)

          THIS NOTE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT)(A "QIB"), OR (B) IT IS NOT A U.S. PERSON, IS NOT ACQUIRING THIS NOTE FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS
     NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(k) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER THE SECURITIES ACT, IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS NOTE, RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO

----------------------

(2) Series A should be replaced with Series B in the Exchange Security.

(3) This paragraph should only be added if the Security is issued in global form.

     THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT,
     (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE STATE SECURITIES LAWS OR (F) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING RESTRICTIONS.(4)

1.   INTEREST.

          Sun Healthcare Group, Inc., a Delaware corporation (hereinafter called the "COMPANY," which term includes any successors under the Indenture hereinafter referred to), promises to pay interest on the principal amount of this Security at the rate of 9 3/8% per annum. To the extent it is lawful, the Company promises to pay interest on any interest payment due but unpaid on such principal amount at a rate of 9 3/8% per annum compounded semi-annually.

          The Company will pay interest semi-annually on May 1 and November 1 of each year (each, an "INTEREST PAYMENT DATE"), commencing November 1, 1998. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid on the Securities, from the date of the original issuance. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

----------------------

(4) This paragraph should be included only for the Initial Securities.

2.   METHOD OF PAYMENT.

          The Company shall pay interest on the Securities (except defaulted interest) to the Persons who are the registered Holders at the close of business on the Record Date immediately preceding the Interest Payment Date. Holders must surrender Securities to a Paying Agent to collect principal payments. Except as provided below, the Company shall pay principal and interest in such coin or currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts ("CASH"). The Securities will be payable as to principal, premium and interest at the office or agency of the Company maintained for such purpose within the Borough of Manhattan, the City and State of New York or, at the option of the Company, payment of principal, premium and interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and PROVIDED that payment by wire transfer of immediately available funds will be required with respect to principal of and interest and premium on all Global Securities and all other Securities the Holders of which shall have provided wire transfer instructions to the Company or the Paying Agent at least 5 Business Days prior to the relevant record date.

3.   PAYING AGENT AND REGISTRAR.

          Initially, First Trust National Association (the "TRUSTEE"), will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-Registrar without notice to the Holders. The Company or any of its Subsidiaries may, subject to certain exceptions, act as Paying Agent, Registrar or co-Registrar.

4.   INDENTURE.

          The Company issued the Securities under an Indenture, dated as of May 4, 1998 (the "INDENTURE"), among the Company, the Guarantors named therein and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act, as in effect on the date of the Indenture. The Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and said Act for a statement of them. The Securities are senior subordinated obligations of the Company limited in aggregate principal amount to $125,000,000 (or up to $150,000,000 if the over-allotment option is exercised). The Securities are, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Debt of the Company, whether outstanding on the date of the Indenture or thereafter created, incurred, assumed or guaranteed. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be provided in the Indenture and (c) appoints the Trustee his attorney-in-fact for such purpose. The Securities are guaranteed on a senior subordinated basis by the Guarantors.

5.   REDEMPTION.

          The Securities may be redeemed in whole or from time to time in part at any time on and after May 1, 2003, at the option of the Company, at the Redemption Price (expressed as a percentage of principal amount) set forth below with respect to the indicated Redemption Date, in each case (subject to the right of Holders of record on a Record Date that is on or prior to such Redemption Date to receive interest due on the Interest Payment Date to which such Record Date relates), plus any accrued but unpaid interest to the Redemption Date. The Securities may not be so redeemed prior to May 1, 2003.


          If redeemed during
          the 12-month period
          commencing May 1,                    Redemption Price
          ------------------------         --------------------
          2003 . . . . . . . . . . . . . . . . .      104.688%
          2004 . . . . . . . . . . . . . . . . .      103.126
          2005 . . . . . . . . . . . . . . . . .      101.563
          2006 and thereafter  . . . . . . . . .      100.0000%


          Any such redemption will comply with Article III of the Indenture.

6.   NOTICE OF REDEMPTION.

          Notice of redemption will be sent by first class mail, at least 30 days and not more than 60 days prior to the Redemption Date to the Holder of each Security to be redeemed at such Holder's last address as then shown upon the registry books of the Registrar. Securities may be redeemed in part in multiples of $1,000 only.

          Except as set forth in the Indenture, from and after any Redemption Date, if monies for the redemption of the Securities called for redemption shall have been deposited with the Paying Agent on such Redemption Date, the Securities called for redemption will cease to bear interest and the only right of the Holders of such Securities will be to receive payment of the Redemption Price, plus any accrued and unpaid interest to the Redemption Date.

7.   DENOMINATIONS; TRANSFER; EXCHANGE.

          The Securities are in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000. A Holder may register the transfer of, or exchange Securities in accordance with, the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities (a) selected for redemption except the unredeemed portion of any Security being redeemed in part or (b) for a period beginning 15 Business Days before the mailing of a notice of an offer to repurchase or redemption and ending at the close of business on the day of such mailing.

8.   PERSONS DEEMED OWNERS.

          The registered Holder of a Security may be treated as the owner of it for all purposes.

9.   UNCLAIMED MONEY.

          If money for the payment of principal or interest remains unclaimed for two years, the Trustee and the Paying Agent(s) will pay the money back to the Company at its written request. After that, all liability of the Trustee and such Paying Agent(s) with respect to such money shall cease.

10.  DISCHARGE PRIOR TO REDEMPTION OR MATURITY.

          Except as set forth in the Indenture, if the Company irrevocably deposits with the Trustee, in trust, for the benefit of the Holders, cash, U.S. Government Obligations or a combination thereof, in such amounts as will be sufficient in the opinion of a nationally recognized firm of independent public accountants selected by the Trustee, to pay the principal of, premium, if any, and interest on the Securities to redemption or maturity and complies with the other provisions of the Indenture relating thereto, the Company will be discharged from certain provisions of the Indenture and the Securities (including the financial covenants, but excluding their obligation to pay the principal of, premium, if any, and interest on the Securities). Upon satisfaction of certain additional conditions set forth in the Indenture, the Company may elect to have its obligations discharged with respect to outstanding Securities.

11.  AMENDMENT; SUPPLEMENT; WAIVER.

          Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default or compliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may under certain circumstances amend or supplement the Indenture or the Securities to, among other things, cure any ambiguity, defect or inconsistency, or make any other change that does not adversely affect the rights of any Holder of a Security.

12.  RESTRICTIVE COVENANTS.

          The Indenture imposes certain limitations on the ability of the Company and the Guarantors to, among other things, Incur additional Indebtedness and issue Preferred Stock, pay dividends or make certain other Restricted Payments, enter into certain transactions with Affiliates, incur Liens, sell assets and subsidiary stock, merge or consolidate with any other Person or transfer (by lease, assignment or otherwise) substantially all of the properties and assets of the Company. The limitations are subject to a number of important qualifications and exceptions. The Company must periodically report to the Trustee on compliance with such limitations.

13.  RANKING.

          Payment of principal, premium, if any, and interest on the Securities is subordinated, in the manner and to the extent set forth in the Indenture, to the prior payment in full of all Senior Debt.

14.  REPURCHASE AT OPTION OF HOLDER.

          (a) If there is a Change of Control, the Company shall be required to offer to purchase on the Change of Control Payment Date all outstanding Securities at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the Change of Control Payment Date. Holders of Securities will receive a Change of Control Offer from the Company prior to any related Change of Control Payment Date and may elect to have such Securities purchased by completing the form entitled "Option of Holder to Elect Purchase" appearing below.

          (b) The Indenture imposes certain limitations on the ability of the Company, the Guarantors or any of their respective Subsidiaries to sell assets and subsidiary stock. In the event the proceeds from a permitted Asset Sale exceed certain amounts, as specified in the Indenture, the Company will be required either to reinvest the proceeds of such Asset Sale in a Related Business, repay certain Indebtedness or to make an offer to purchase each Holder's Securities at 100% of the principal amount thereof, plus accrued interest, if any, to the purchase date.

15.  NOTATION OF GUARANTEE.

          As set forth more fully in the Indenture, the Persons constituting Guarantors from time to time, in accordance with the provisions of the Indenture, unconditionally and jointly and severally guarantee, in accordance with Section 12.1 of the Indenture, to the

Holder and to the Trustee and its successors and assigns, that (i) the principal of and interest on the Security will be paid, whether at the Maturity Date or Interest Payment Dates, by acceleration, call for redemption upon a Change of Control Offer, upon an Asset Sale Offer or otherwise, and all other obligations of the Company to the Holder or the Trustee under the Indenture or this Security will be promptly paid in full or performed, all in accordance with the terms of the Indenture and this Security, and (ii) in the case of any extension of payment or renewal of this Security or any of such other obligations, they will be paid in full when due or performed in accordance with the terms of such extension or renewal, whether at the Maturity Date, as so extended, by acceleration, call for redemption, upon a Change of Control Offer, upon an Asset Sale Offer or otherwise. Such guarantees shall cease to apply, and shall be null and void, with respect to any Guarantor who, pursuant to Article XII of the Indenture, is released from its guarantees, or whose guarantees otherwise cease to be applicable pursuant to the terms of the Indenture.

          When a successor assumes all the obligations of its predecessor under the Securities and the Indenture, the predecessor will be released from those obligations.

16.  DEFAULTS AND REMEDIES.

          If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the then outstanding Securities may declare all the Securities to be due and payable immediately; PROVIDED that so long as at least $15 million of Senior Debt is outstanding under the Credit Agreement, no acceleration of the maturity of the Securities shall be effective until the earlier of (i) five days after notice of acceleration is received by the Representative under the Credit Agreement (unless such Event of Default is cured or waived prior thereto) and
(ii) the date on which any Senior Debt under the Credit Agreement is accelerated. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency with respect to the Company or any of its Significant Subsidiaries, all outstanding Securities will become due and payable without further action or notice. Securityholders may not enforce the Indenture, the Securities or the Guarantees except as provided in the Indenture. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then outstanding Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest.

17.  TRUSTEE DEALINGS WITH COMPANY.

          The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company any

Guarantor, any of their Subsidiaries or any of their respective Affiliates, and may otherwise deal with such Persons as if it were not the Trustee.

18.  NO RECOURSE AGAINST OTHERS.

          No partner, incorporator, direct or indirect stockholder, partner, director, officer or employee, as such, past, present or future, of the Company or any Guarantor, or any successor entity, shall have any personal liability in respect of the obligations of the Company and the Guarantors under the Securities or the Indenture by reason of his, her or its status as such partner, incorporator, stockholder, director, officer or employee. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

19.  AUTHENTICATION.

          This Security shall not be valid until the Trustee or authenticating Agent signs the certificate of authentication on the other side of this Security.

20.  ABBREVIATIONS AND DEFINED TERMS.

          Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TEN ENT
(= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

21.  CUSIP NUMBERS.

          Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company will cause CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

22.  ADDITIONAL RIGHTS OF HOLDERS OF TRANSFER RESTRICTED SECURITIES.(5)

          In addition to the rights provided to Holders of Securities under the Indenture, Holders of Securities shall have all the rights set forth in the Registration Rights Agreement.

23.  GOVERNING LAW.

___________________

   (5)  This paragraph should be included only for the Initial Securities.

          The Indenture and the Securities shall be governed by and construed in accordance with the internal laws of the State of New York.

                                 [FORM OF ASSIGNMENT]



          I or we assign this Security to


------------------------------------------------------------------------------
------------------------------------------------------------------------------

------------------------------------------------------------------------------
(Print or type name, address and zip code of assignee)


          Please insert Social Security or other identifying number of assignee

---------------------------------


and irrevocably appoint __________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.


          In connection with any transfer of this Security occurring prior to the date which is the earlier of (i) the date of the declaration by the Securities and Exchange Commission of the effectiveness of a registration statement under the Securities act of 1933, as amended (the "Securities Act") covering resales of this Security (which effectiveness shall not have been suspended or terminated at the date of the transfer) and (ii) July 1, 1999, the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer and that:

                                    [Check One]

     / / (a) this Security is being transferred in compliance with the exemption from registration under the Securities Act provided by Rule 144A thereunder.

     / /  (b)  this Security is being transferred other than in accordance with
(a) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or Registrar shall not be obligated to register this Security in the name of any person other than the Holder hereof unless and until the conditions to any such transfer or registration set forth herein and in Section 2.6 of the Indenture shall have been satisfied.(6)

Dated:                              Signed:
       ----------------------------         ----------------------------------


------------------------------------------------------------------------------
                           (Sign exactly as name appears on
                           the other side of this Security)

                                Signature Guarantee (*)

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.(7)

Dated:
      --------------------    -----------------------------------
                              NOTICE: To be executed
                              by an executive officer

______________________

(6)   This paragraph should be included only for the Initial Securities.


     NOTICE: The Signature must be guaranteed by an Institution which is a member of one of the following recognized signature Guarantee Programs:
     (I) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MNSP); (iii) The Stock Exchange Medallion Program (SEMP) or (iv) in such other guarantee program acceptable to the Trustee.

(7)  This paragraph should be included only for the Initial Securities.

                          OPTION OF HOLDER TO ELECT PURCHASE

          If you want to elect to have this Security purchased by the Company pursuant to Section 4.14 or Article XI of the Indenture, check the appropriate box: / / Section 4.14 / / Article XI.

          If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.14 or Article XI of the Indenture, as the case may be, state the amount you want to be purchased: $________.



Date:                          Signature:
      ---------------------                -----------------------------------
                                          (Sign exactly as your name appears
                                           on the other side of this Security)


                        Signature Guarantee**


____________________________

** NOTICE: The Signature must be guaranteed by an Institution which is a member of one of the following recognized signature Guarantee Programs:
     (I) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MNSP); (iii) The Stock Exchange Medallion Program (SEMP) or (iv) in such other guarantee program acceptable to the Trustee.

           SCHEDULE OF EXCHANGES OF DEFINITIVE SECURITIES (8)

          The following exchanges of a part of this Global Security for Definitive Securities have been made:

               Amount of       Amount of     Principal Amount  Signature of
               decrease in     increase in   of this Global    authorized
               Principal       Principal     Security          officer of
Date of        Amount          Amount        following         Trustee or
Exchange       of this Global  of this       such decrease     Securities
               Security        Global        or increase)      Custodian
                               Security
-----------------------------------------------------------------------------


______________________________

(8) This schedule should only be added if the Security is issued in global form.

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF TRANSFER OF TRANSFER RESTRICTED SECURITIES (9)

Re: 9 3/8% SERIES A SENIOR SUBORDINATED NOTES DUE 2008 OF SUN HEALTHCARE GROUP, INC.

     This Certificate relates to $______ principal amount of Securities held in (check applicable space) _____ book-entry or ______ definitive form by _________________ (the "TRANSFEROR").

The Transferor (check applicable box):

     / / has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Global Security held by the Depositary a Security or Securities in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Security (or the portion thereof indicated above); or

     / / has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

          In connection with such request and in respect of each such Security, the Transferor does hereby certify that Transferor is familiar with the Indenture relating to the above-captioned Securities and as provided in Section
2.6 of such Indenture, the transfer of this Security does not require registration under the Securities Act (as defined below) because:

     / / Such Security is being acquired for the Transferor's own account, without transfer (in satisfaction of Section 2.6(a)(ii)(A) or Section 2.6(d)(i)(A) of the Indenture).

     / / Such Security is being transferred to a "qualified institutional buyer" (within the meaning of Rule 144A promulgated under the Securities Act), that is aware that any sale of Securities to it will be made in reliance on Rule 144A under the Securities Act and that is acquiring such Transfer Restricted Security for its own account, or for the account of another such "qualified institutional buyer" (in satisfaction of Section 2.06(a)(ii)(B) or Section 2.06
(d)(i)(B) of the Indenture).

     / / Such Security is being transferred pursuant to an exemption from registration in accordance with Rule 144, or outside the United States in an Offshore Transaction in compliance with Rule 904 under the Securities Act, or pursuant to an

________________________________________

(9)  This Certificate shall be included only for Initial Securities.

effective registration statement under the Securities Act (in satisfaction of Section 2.6(a)(ii)(C) or Section 2.6(d)(i)(C) of the Indenture).

     / / Such Security is being transferred in reliance on and in compliance with an exemption from the registration requirements of the Securities Act and in accordance with applicable securities laws of the states of the United States, other than as provided in the immediately preceding paragraph. An Opinion of Counsel to the effect that such transfer does not require registration under the Securities Act accompanies this Certificate (in satisfaction of Section 2.6(a)(ii)(D) or Section 2.6(d)(i)(D) of the Indenture).





                                          ------------------------------------
                                          [INSERT NAME OF TRANSFEROR]


                                          By:
                                             ---------------------------------

Date:
     -----------------------------------

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF TRANSFER OF SECURITIES (10)

Re: 9 3/8% SERIES B SENIOR SUBORDINATED NOTES DUE 2008 OF SUN HEALTHCARE GROUP, INC.

                                     This Certificate relates to $______
principal amount of Securities held in (check applicable box) _____ book-entry or ______ definitive form by _____ (the "TRANSFEROR").

The Transferor (check applicable box):

                                     / /  has requested the Trustee by written
order to deliver in exchange for its beneficial interest in the Global Security held by the Depositary a Security or Securities in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Security (or the portion thereof indicated above); or

                                     / /  has requested the Registrar by written
order to exchange or register the transfer of a Security or Securities.

______________________________

(10) This certificate shall be included only for the Exchange Securities.